As filed with the Securities and Exchange Commission on July 16, 2019

Securities Act of 1933 Registration No. 033-51308

Investment Company Act of 1940 Registration No. 811-07142

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 153	☒

and/or

REGISTRATION STATEMENT

Under

the Investment Company Act of 1940

Amendment No. 156	☒

HIGHLAND FUNDS II

(Exact Name of Registrant as Specified in Charter)

c/o Highland Capital Management Fund Advisors, L.P.

300 Crescent Court, Suite 700

Dallas, Texas 75201

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code: 877-665-1287

Copy to:

Ms. Lauren Thedford, Esq. c/o Highland Capital Management Fund Advisors, L.P. 200 Crescent Court, Suite 700 Dallas, Texas 75201	Jon-Luc Dupuy, Esquire K&L Gates LLP State Street Financial Center, 1 Lincoln Street Boston, Massachusetts 02111
(Name and Address of Agent for Service)

It is proposed that this filing will become effective: (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b); or
☐	on pursuant to paragraph (b); or
☐	60 days after filing pursuant to paragraph (a)(1); or
☐	on pursuant to paragraph (a)(1); or
☐	75 days after filing pursuant to paragraph (a)(2); or
☐	on pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Highland Funds II

Prospectus

July 16, 2019

	Class A	Class C	Class Y

Highland Socially Responsible Equity Fund (formerly, Highland Premier Growth Equity Fund)	HPEAX	HPECX	HPEYX

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (highlandfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by contacting the Fund’s transfer agent at 1-877-665-1287.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-877-665-1287 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Although these securities have been registered with the U.S. Securities and Exchange Commission (“SEC”), the SEC has not approved or disapproved any shares offered in this Prospectus or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Not FDIC Insured

May Lose Value

No Bank Guarantee

Highland Socially Responsible Equity Fund

Investment Objective

The investment objective of Highland Socially Responsible Equity Fund (“Highland Socially Responsible Equity Fund” or the “Fund”) is to seek long-term growth of capital and future income rather than current income.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Highland Funds II equity funds and/or asset allocation funds, or at least $100,000 in Highland Funds II fixed income funds. More information about these and other discounts is available from your financial professional and in the “Reduced Sales Charges for Class A Shares” section on page 24 of the Fund’s Prospectus and the “Programs for Reducing or Eliminating Sales Charges” section on page 72 of the Fund’s Statement of Additional Information. Investors investing in the Fund through an intermediary should consult the Appendix to the Fund’s Prospectus, which includes information regarding financial intermediary-specific sales charges and related discount policies that apply to purchases through certain specified intermediaries.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C		Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None		None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a % of offering price)	None	None		None
Maximum Deferred Sales Charge (Load) (as a % of the net asset value at the time of purchase or redemption, whichever is lower)	None[1]	1.00%	[2]	None
Exchange Fee	None	None		None
Redemption Fee	None	None		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class Y
Management Fee	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.34%	0.35%	0.34%
Acquired Fund Fees and Expenses	0.11%	0.11%	0.11%
Total Annual Fund Operating Expenses[3]	1.30%	2.06%	1.05%
[1]

Class A Shares bought without an initial sales charge in accounts aggregating $1 million or more at the time of purchase are subject to a 0.50% contingent deferred sales charge (“CDSC”) if the shares are sold within one year of purchase.

[2]	Class C Shares are subject to a 1% CDSC for redemptions of shares within one year of purchase. This CDSC does not apply to redemptions under a systematic withdrawal plan.

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Total Annual Fund Operating Expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

Expense Example

This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year, and (iii) operating expenses remain the same. Your actual costs may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class A	$700	$963	$1,247	$2,053
Class C
if you do not sell your shares	$209	$646	$1,108	$2,390
if you sold all your shares at the end of the period	$309	$646	$1,108	$2,390
Class Y	$107	$334	$579	$1,283

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 258% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (plus any borrowings for investment purposes) under normal circumstances in equity securities, such as common and preferred stocks, of socially responsible companies. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders.

The Fund defines socially responsible companies as those contained in the MSCI KLD 400 Social Index (the “Index”), which is a capitalization weighted index of 400 U.S. securities that provides exposure to companies with outstanding Environmental, Social and Governance (“ESG”) ratings and excludes companies whose products have negative social or environmental impacts. The Adviser believes that using the Index as its investable universe is consistent with its

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obligations to investors because it provides investors with access to socially responsible stocks while applying the Adviser’s proprietary analysis in order to seek to provide better risk-adjusted returns than the Index across a market cycle. The Index serves as the investable universe from which the Adviser chooses investments and against which the Adviser applies proprietary fundamental and technical criteria, which includes evaluations based on growth, value, trend and momentum.

The Fund may invest in equity securities of issuers of any market capitalization. Investment selection will be based on proprietary fundamental and technical criteria, which includes evaluations based on growth, value, trend and momentum. The Adviser seeks to achieve long-term growth of capital across a full market cycle by focusing on an investable universe it believes has a sustainable, long-term competitive advantage against the market and the potential for both capital appreciation and increasing dividends over time. The portfolio managers will employ both growth and value strategies, emphasizing those which are currently in favor based on market conditions. The Adviser will also employ methods which analyze the overall health of the markets with the intent of reducing equity holdings and raising cash during cyclical stock market downturns, commonly known as “bear markets.”

The portfolio managers also analyze a security’s volatility and thematic & sector trends when evaluating the portfolio and may consider selling a security when one of these characteristics no longer applies (or when more attractive alternatives are identified). The portfolio managers may actively hedge positions through the use of fully covered options strategies, such as buying puts, selling covered calls or fully funded spreads.

Highland Capital Management Fund Advisors, L.P. (“HCMFA” or the “Adviser”) intends to actively hedge market risk in several ways, including through the use of fully covered options strategies such as buying puts, selling calls or creating spreads. Additionally, the Adviser may invest long or short in exchange-traded funds (“ETFs”). The Adviser may also use cash as a strategic asset, meaning the Fund may maintain up to 20% of assets in cash for significant periods of time.

The Fund also may invest to a lesser extent in securities of foreign (non-U.S.) issuers and debt securities. The Fund may also sell securities short. The Fund may invest without limitation in warrants and may also use derivatives, primarily swaps (including equity, variance and volatility swaps), options and futures contracts on securities, interest rates, commodities and/or currencies, as substitutes for direct investments the Fund can make. The Fund may also use derivatives such as swaps, options (including options on futures), futures, and foreign currency transactions (e.g., foreign currency swaps, futures and forwards) to any extent deemed by the Adviser to be in the best interest of the Fund, and to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), to hedge various investments for risk management and speculative purposes.

Principal Risks

When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its investment objective, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Equity Securities Risk is the risk that stock prices will fall over short or long periods of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.

Socially Responsible Investment/ESG Risk is the risk that, because the Fund invests primarily in companies which are constituents of the Index and excludes securities of certain issuers that are not constituents of the Index, the Fund may underperform the broader equity market or other funds that do not utilize socially responsible, ESG, or sustainability criteria when selecting investments. In evaluating a company, the portfolio managers are dependent upon information and data controlled by the Index Provider in maintaining the Index that may be incomplete, inaccurate or unavailable. This could cause the portfolio managers to invest in a company based on incorrectly assessed ESG performance. Additionally, ESG factors may be evaluated differently by different managers, and may mean different things to different people.

Mid-Cap Company Risk is the risk that investing in securities of mid-cap companies may entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

Value Investing Risk is the risk of investing in undervalued stocks that may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. Value-oriented funds will typically underperform when growth investing is in favor.

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Highland Funds II Prospectus

July 16, 2019

Growth Investing Risk is the risk of investing in growth stocks that may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

Portfolio Turnover Risk is the risk that high portfolio turnover will increase a Fund’s transaction costs and may result in increased realization of net short-term capital gains (which are taxable to shareholders as ordinary income when distributed to them), higher taxable distributions and lower after-tax performance.

Securities Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Fund.

Exchange-Traded Funds (“ETF”) Risk is the risk that the price movement of an ETF may not exactly track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

Hedging Risk is the risk that, although intended to limit or reduce investment risk, hedging strategies may also limit or reduce the potential for profit. There is no assurance that hedging strategies will be successful.

Short Sales Risk is the risk of loss associated with any appreciation on the price of a security borrowed in connection with a short sale. The Fund may engage in short sales that are not made “against-the-box,” which means that the Fund may sell short securities even when they are not actually owned or otherwise covered at all times during the period the short position is open. Short sales that are not made “against-the-box” involve unlimited loss potential since the market price of securities sold short may continuously increase.

Sector Risk is the risk that a Fund focuses its investments in issuers of one or a few specific economic sectors, the Fund may be subject to more risks than if it were broadly diversified across the economy.

Operational and Technology Risk is the risk that cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Focused Investment Risk is the risk that although the Fund is a diversified fund, it may invest in securities of a limited number of issuers in an effort to achieve a potentially greater investment return than a fund that invests in a larger number of issuers. As a result, price movements of a single issuer’s securities will have a greater impact on the Fund’s net asset value, causing it to fluctuate more than that of a more widely diversified fund.

Counterparty Risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures, options and forward contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives. The Fund’s ability to pursue its investment strategy, including its strategy of investing in certain derivative instruments, may be limited to or adversely affected by the Fund’s intention to qualify as a RIC, and its strategy may bear adversely on its ability to so qualify.

Swaps Risk involves both the risks associated with an investment in the underlying investments or instruments (including equity investments) and counterparty risk. In a standard over-the-counter (“OTC”) swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount calculated based on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investments in

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securities, because swaps may be leveraged and OTC swaps are subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. Certain swap transactions, including interest rate swaps and index credit default swaps, may be subject to mandatory clearing and exchange trading, although the swaps in which the Fund will invest are not currently subject to mandatory clearing and exchange trading. The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund.

Performance

The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A Shares for each full calendar year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index or indices. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. The Fund’s performance prior to February 1, 2016 reflects returns achieved when the Fund was sub-advised. The Fund’s performance prior to February 18, 2011 reflects returns achieved when the Fund was managed by a different investment adviser. If the Fund’s current management had been in place for the prior periods, the performance information shown would have been different. The Fund’s performance reflects applicable fee waivers and/or expense limitations in effect during the periods presented, without which returns would have been lower. Both the chart and the table assume the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of applicable sales charges for Class A Shares. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. The returns of Class C and Class Y Shares would have substantially similar returns as Class A because the classes are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes have different expenses (including sales charges). Updated information on the Fund’s performance can be obtained by visiting http://highlandfunds.com/highland-funds-2/ or by calling 1-877-665-1287.

Calendar Year Total Returns

The bar chart shows the performance of the Fund’s Class A shares as of December 31.

The highest calendar quarter total return for Class A Shares of the Fund was 20.15% for the quarter ended June 30, 2009 and the lowest calendar quarter total return was -16.29% for the quarter ended December 31, 2018. The Fund’s year-to-date total return through March 31, 2019 was 7.50%.

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Highland Funds II Prospectus

July 16, 2019

Average Annual Total Returns

(For the periods ended December 31, 2018)

	1 Year		5 Years	10 Years
Class A (inception 12/31/96)
Return Before Taxes	-16.41%		5.17%	12.37%
Return After Taxes on Distributions	-23.23%	[1]	0.59%	9.72%
Return After Taxes on Distributions and Sale of Fund Shares	-4.99%	[1]	3.62%	10.29%
Return Before Taxes
Class C (inception 9/30/99)	-12.31%		5.64%	12.20%
Class Y (inception 12/31/96)	-11.12%		6.68%	13.32%
S&P 500® Value Index[2] (reflects no deduction for fees, expenses or taxes)	-8.95%		6.06%	11.21%
S&P 500® Growth Index[3] (reflects no deduction for fees, expenses or taxes)	-0.01%		10.62%	14.81%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-4.38%		8.55%	13.12%
MSCI KLD 400 Social Index (reflects no deduction for fees, expenses or taxes)	-4.02%		7.54%	—
[1]

The 1 Year “Return After Taxes on Distributions and Sale of Fund Shares” loss for the period is offset by a capital loss benefit for the assumed sale of Fund shares. The 1 Year “Return After Taxes on Distributions” does not include an assume sale for this period, therefore this return does not reflect the offsetting capital loss.

[2]

Prior to March 15, 2019, 2019, the Fund compared its performance to the S&P 500® Growth Index. After this date, to better reflect the universe of investment opportunities based on the Fund’s investment strategy, the Fund added the S&P 500® Value Index as the primary benchmark to which the Fund compares its performance.

[3]

Prior to February 1, 2019, the Fund compared its performance to the S&P 500® Index. After this date, to better reflect the universe of investment opportunities based on the Fund’s investment strategy, the Fund added the S&P 500® Growth Index as the benchmark to which the Fund compares its performance.

After-tax returns in the table above are shown for Class A Shares only and after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. For example, after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

In some cases, average annual return after taxes on distributions and sale of fund shares is higher than the return before taxes and the average annual return after taxes on distributions because of realized losses that would have been sustained upon the sale of fund shares immediately after the relevant periods. The calculations assume that an investor holds the shares in a taxable account, is in the actual historical highest individual federal marginal income tax bracket for each year and would have been able to immediately utilize the full realized loss to reduce his or her federal tax liability. However, actual individual tax results may vary and investors should consult their tax advisers regarding their personal tax situations.

Portfolio Management

Highland Capital Management Fund Advisors, L.P. serves as the investment adviser to the Fund. The primary individual portfolio managers for the Fund are:

Portfolio Manager	Portfolio Manager Experience in this Fund	Title with Adviser
James Dondero	3 years	President and Co-Founder
Mike Hurley	Less than 1 year	Chief Market Strategist

Purchase and Sale of Fund Shares

Purchase minimum (for Class A and Class C Shares) (reduced for certain accounts)

	By mail	By wire	Automatic
Initial Investment	$500	$1,000	$25
Subsequent Investments	$100	$1,000	$25

There is no program asset size or minimum investment requirements for initial and subsequent purchases of shares by eligible omnibus account investors.

Purchase minimum (for Class Y Shares) (eligible investors only)

Initial Investment	None
Subsequent Investments	None

Class Y Shares are available to investors who invest through programs or platforms maintained by an authorized financial intermediary.

Individual investors that invest directly with the Fund are not eligible to invest in Class Y Shares.

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the Prospectus under the “Choosing a Share Class” section.

You may purchase shares of the Fund by mail, bank wire, electronic funds transfer or by telephone after you have opened an account with the Fund. You may obtain an account application from your financial intermediary, from the Fund by calling 1-877-665-1287 or from the Fund’s website at http://highlandfunds.com/literature.

In general, you may sell (redeem) all or part of your Fund shares on any business day through the following options:

•	Through your Financial Intermediary

•	By writing to Highland Funds II — Highland Socially Responsible Equity Fund, PO Box 219424, Kansas City, Missouri 64121-9424, or

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•	By calling DST Asset Manager Solutions, Inc. at 1-877-665-1287

Financial intermediaries may independently charge fees for shareholder transactions or for advisory services. Please see their materials for details.

Tax Information

The Fund intends to make distributions that generally will be taxable to you as ordinary income, qualified dividend income or capital gains, unless you are a tax-exempt investor or otherwise investing in the Fund through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you are investing in the Fund through a tax-advantaged arrangement, you may be taxed later upon withdrawals from that arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Highland Funds II Prospectus

July 16,  2019

More on Strategies, Risks and Disclosure of Portfolio Holdings

Additional Information About Investment Strategies

The following is a description of investment practices in which the Fund may engage. Any references to investments made by the Fund include those that may be made both directly by the Fund and indirectly by the Fund (e.g., through its investments in derivatives or other pooled investment vehicles). As otherwise provided in this Prospectus or Statement of Additional Information (“SAI”), the Fund may invest without limit in the securities, assets, instruments and transactions in which it is permitted to invest. Please refer to the “Principal Investment Strategies” for additional information regarding the practices in which the Fund may engage. Please see “Additional Information About Risks” below for the risks associated with each of the principal investment practices.

Borrowing. The Fund may borrow an amount up to 33 1/3% of its total assets (including the amount borrowed). The Fund may borrow for investment purposes on a limited basis, to meet repurchase requests and for temporary, extraordinary or emergency purposes. To the extent the Fund borrows more money than it has cash or short-term cash equivalents and invests the proceeds, the Fund will create financial leverage. It will do so only when it expects to be able to invest the proceeds at a higher rate of return than its cost of borrowing. The use of borrowing for investment purposes increases both investment opportunity and investment risk.

Because the management fees (including administration fees) paid to HCMFA are calculated on the basis of the Fund’s average daily managed assets, which include the proceeds of leverage, the dollar amount of the fees paid by the Fund to HCMFA will be higher (and HCMFA will be benefited to that extent) when leverage is utilized. HCMFA will utilize leverage only if it believes such action would result in a net benefit to the Fund’s shareholders after taking into account the higher fees and expenses associated with leverage (including higher management fees).

Cash and Temporary Defensive Positions: Under normal circumstances, the Fund may hold cash: (i) pending investment, (ii) for investment purposes, (iii) for cash management purposes, such as to meet redemptions or pay operating expenses, and (iv) during the Fund’s repositioning.

If the Fund invests in equity securities, it may equitize cash, including by purchasing proxies for stocks such as ETFs, options or futures, in order to provide equity-like risk and returns on temporary cash balances.

The Fund may from time to time take temporary defensive positions when the portfolio manager believes that adverse market, economic, political or other conditions exist. In these circumstances, the portfolio manager may (x) without limit hold cash, or (y) restrict the securities markets in which the Fund’s assets are invested by investing those assets in securities markets deemed to be conservative in light of the Fund’s investment objective and strategies. The Fund may utilize cash as an asset class to hedge the portfolio and reduce volatility.

In addition, the Fund may hold cash under circumstances where the liquidation of the Fund has been approved by the Trustees, and, therefore, investments in accordance with the Fund’s investment objective and policies would no longer be appropriate.

To the extent that the Fund holds cash, it may not achieve its investment objective.

Debt Securities. The Fund may, but is not required to, invest in debt securities, including investment grade securities, below investment grade securities and other debt obligations. The Fund also may invest in debt securities convertible into, or exchangeable for, common or preferred stock. The Fund may also invest in fixed-income securities, including high-yield securities and U.S. government-issued fixed-income securities.

Depositary Receipts. The Fund may invest in American Depository Receipts (“ADRs”), American Depositary Shares (“ADSs”) and other depositary receipts. ADRs and ADSs are securities that represent an ownership interest in a foreign security. They are generally issued by a U.S. bank to U.S. buyers as a substitute for direct ownership of a foreign security and are traded on U.S. exchanges. ADRs may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights with respect to the deposited security. The Fund may invest in both sponsored and unsponsored ADRs.

Derivatives. The Fund may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement, the value of which is based on, or “derived” from, a traditional security, asset, or market index. Futures, forwards, swaps and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. The Fund may enter into credit derivatives, such as credit default swaps and credit default index investments, including loan credit default swaps and loan credit default index swaps. The Fund may use these

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More on Strategies, Risks and Disclosure of Portfolio Holdings

investments (i) as alternatives to direct long or short investment in a particular security, (ii) to adjust the Fund’s asset allocation or risk exposure, or (iii) for hedging purposes. The use by the Fund of credit default swaps may have the effect of creating a short position in a security. These investments can create investment leverage, which tends to magnify the effects of an instrument’s price changes as market conditions change. The Fund’s ability to pursue its investment strategy, including its strategy of investing in certain derivative instruments, may be limited or adversely affected by the Fund’s intention to qualify as a RIC, and its strategy may bear adversely on its ability to so qualify. Special tax considerations apply to the Fund’s use of derivatives. See the “Taxation” section below.

Equity Securities. To the extent the Fund invests in equity securities, the Adviser expects the Fund’s investments will generally be in common stock of companies of varying sizes. The Adviser believes preferred stock and convertible securities (e.g. debt securities convertible into, or exchangeable for common or preferred stock) of selected companies offer opportunities for capital appreciation as well as periodic income and may invest a portion of the Fund’s assets in such securities. The Adviser will not rely on any specific rating criteria when deciding whether to invest the Fund’s assets in convertible securities. In addition to common stock, other securities with equity characteristics include depositary receipts and warrants.

Exchange-Traded Funds. ETFs are listed on various exchanges and seek to provide investment results that correspond generally to the performance of specified market indices by holding a basket of the securities in the relevant index. The Fund may invest in ETFs, including ETFs that are advised by the Adviser or its affiliates (the “Underlying Highland ETFs”). The Underlying Highland ETFs include the Highland/iBoxx Senior Loan ETF and may include additional ETFs advised by the Adviser or its affiliates in the future. Fees and expenses of investments in Underlying Highland ETFs will be borne by shareholders of the investing fund, and the Adviser intends to voluntarily waive the portion of the management fee of the investing fund that is attributable to investments in Underlying Highland ETFs.

Hedging. The Fund may engage in “hedging,” the practice of attempting to offset a potential loss in one position by establishing an opposite position in another investment. Hedging strategies in general are usually intended to limit or reduce investment risk, but can also be expected to limit or reduce the potential for profit. For example, if the Fund has taken a defensive posture by hedging its portfolio, and stock or debt prices advance, the return to investors will be lower than if the portfolio has not been hedged. No assurance can be given that any particular hedging strategy will be successful, nor that the Adviser will elect to use a hedging strategy at a time when it is advisable. Special tax considerations apply to the Fund’s hedging transactions. See the “Taxation” section below.

Illiquid and Restricted Securities. The Fund may invest in illiquid and restricted securities. Restricted securities generally may not be resold without registration under the Securities Act of 1933, as amended (the “Securities Act”), except in transactions exempt from the registration requirements of the Securities Act. A security that may be restricted as to resale under federal securities laws or otherwise will not be subject to this percentage limitation if the Adviser determines that the security is, at the time of acquisition, readily marketable. Illiquid securities are those that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid and restricted securities may offer higher returns and yields than comparable publicly-traded securities. However, the Fund may not be able to sell these securities when the Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities may be illiquid; however, some restricted securities such as those eligible for resale under Rule 144A under the Securities Act may be treated as liquid.

Leveraged Investment Techniques and Short Positions: Subject to applicable regulations, the Fund may borrow for investment purposes on a limited basis, to meet redemption requests and for temporary, extraordinary or emergency purposes. To the extent the Fund borrows money from a bank, it may be required to post cash and/or securities as collateral to cover the loan until such time as it is repaid.

Micro, Small and Mid-Cap Investments. The Fund may invest in companies of any market capitalization, including those with micro, small or medium capitalizations.

MSCI KLD 400 Social Index Securities. The Index consists of large, mid and small cap companies in the MSCI USA IMI Index, but excludes securities of companies involved in nuclear power, tobacco, alcohol, gambling, military weapons, civilian firearms, genetically modified organisms (“GMOs”) and adult entertainment. MSCI Inc. (the “Index Provider” or “MSCI”) analyzes the remaining companies based on ESG performance, sector alignment and size representation. The Index is designed to maintain similar sector weights as the MSCI USA Index, which targets 99% of the market coverage of stocks that are listed for trading on the New York Stock Exchange (“NYSE”) and the NASDAQ Stock Market, and targets a minimum of 200 large and mid-cap constituents. MSCI reviews the Index quarterly and constituents are deleted if they are deleted from the MSCI USA IMI Index, fail the exclusion screens, or if their ESG ratings or scores fall

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below minimum standards. Additions are made by MSCI to restore the number of constituents to 400. All eligible securities of each issuer are included in the Index, so the Index may have more than 400 securities.

Net Asset Value Fluctuation. When prevailing interest rates decline, the value of a portfolio invested in fixed rate obligations can be expected to rise. Conversely, when prevailing interest rates rise, the value of a portfolio invested in fixed rate obligations can be expected to decline. Although the Fund’s NAV will vary, the Fund’s policy of acquiring interests in floating or variable rate investments is expected to minimize fluctuations in NAV as a result of changes in interest rates. Accordingly, it may be expected that the value of the Fund’s investment portfolio will fluctuate significantly less than a portfolio of fixed rate, longer term obligations as a result of interest rate changes. However, changes in prevailing interest rates can be expected to cause some fluctuation in the Fund’s NAV. In addition to changes in interest rates, various factors, including defaults by or changes in the credit quality of Borrowers, will also affect the NAV of the Fund. A default or serious deterioration in the credit quality of a Borrower could cause a prolonged or permanent decrease in the Fund’s NAV.

Non-U.S. Securities and Emerging Markets. The Fund may invest in securities of non-U.S. issuers (“non-U.S. securities”), including investments in the securities of so-called emerging market issuers. Such investment may include securities denominated in U.S. dollars, non-U.S. currencies or multinational currency units. Typically, non-U.S. securities are considered to be equity or debt securities issued by entities organized, domiciled or with a principal executive office outside the U.S., such as foreign corporations and governments. Non-U.S. securities may trade in U.S. or foreign securities markets. The Fund may make non-U.S. investments either directly by purchasing non-U.S. securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments for non-U.S. securities. Depositary receipts are securities that are listed on exchanges or quoted in over-the-counter markets (“OTC”) in one country but represent shares of issuers domiciled in another country. Direct investments in foreign securities may be made either on foreign securities exchanges or in the OTC markets. Investing in non-U.S. securities involves certain special risk considerations, including currency risk, that are not typically associated with investing in securities of U.S. companies or governments. These risks may be greater for securities of companies located in emerging market countries.

Options. The Fund may utilize options on securities, indices and currencies. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund realizes an economic loss from a closing sale transaction if the premium received from the sale of the option is less than the premium it initially paid to purchase the option (plus transaction costs). The Fund realizes an economic loss from a closing purchase transaction if the cost of the closing purchase transaction (premium plus transaction costs) is greater than the premium initially received from writing the option.

Other Investment Companies. The Fund may invest in other investment companies. Investment companies combine shareholders’ funds for investment in a variety of instruments, including equity securities, debt securities, and money market instruments and may invest primarily in a particular type of security, a particular industry or a mix of securities and industries. An investment company is not taxed on income distributed to shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income for each taxable year. As a shareholder of another investment company, the Fund may bear a proportionate share of the expenses of such other investment company, including management fees, administration fees and custodial fees, in addition to the expenses of the Fund. To the extent permitted by and subject to applicable law or SEC exemptive relief, the Fund may invest in shares of investment companies (including money market mutual funds) advised or sub-advised by the Adviser or its affiliates.

Portfolio Turnover. The Fund’s rate of portfolio turnover will not be a limiting factor for the Adviser in making decisions on when to buy or sell securities. The Fund reserves full freedom with respect to portfolio turnover. The frequency of the Fund’s trading will vary from year to year, depending on market conditions. In periods when there are rapid changes in economic conditions or security price levels, portfolio turnover may be significantly higher than during times of economic and market price stability. The Fund’s portfolio turnover rate may exceed 100% per year, and under certain market conditions may be substantially higher. A 100%

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annual turnover rate would occur, for example, if all the securities in the Fund’s portfolio were replaced once within a period of one year.

Securities Lending: The Fund may make secured loans of its portfolio securities amounting to not more than 30% of its total assets, thereby realizing additional income. As a matter of policy, securities loans are made to borrowers pursuant to agreements requiring that the loans be continuously secured by collateral in cash (U.S. and foreign currency), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, sovereign debt, convertible bonds, irrevocable bank letters of credit or such other collateral as may be agreed on by the parties to a securities lending arrangement, initially with a value of 102% or 105% of the market value of the loaned securities and thereafter maintained at a value of 100% of the market value of the loaned securities. Collateral must be valued daily by the Custodian and the borrower will be required to provide additional collateral should the market value of the loaned securities increase.

Short Sales. The Fund may seek to hedge investments or realize additional gains through short sales. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the sale. The Fund will ordinarily have to pay a fee to borrow a security and is often obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss.

The Fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale “against-the-box”). The Fund also may engage in short sales that are not “against-the-box,” and will be subject to additional risks to the extent that it engages in short sales that are not “against-the-box.” The Fund’s loss on a short sale could be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position. See “Taxation” below for special tax considerations associated with engaging in short sales.

Temporary Defensive Positions. When adverse market or economic conditions occur, the Fund may temporarily invest all or a portion of its total assets in defensive investments. Such investments may include fixed-income securities, high quality money market instruments, cash and cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

Undervalued Stocks. A stock is considered undervalued if the Adviser believes it should be trading at a higher price than it is at the time of purchase. Factors considered may include, but are not limited to: price relative to earnings, price relative to cash flow and price relative to financial strength.

Additional Information. The foregoing percentage limitations in the Fund’s investment strategies apply at the time of purchase of securities, except that the limit on borrowing described in the SAI is applied on a continual basis. The Board of Trustees may change any of the foregoing investment policies without shareholder approval.

Additional Information About Risks

Like all mutual funds, investing in the Fund involves risk factors and special considerations. The Fund’s risk is defined primarily by its principal investment strategies, which are described earlier in the summary section of this Prospectus, along with descriptions of the Fund’s related risks. Investments in the Fund are not insured against loss of principal. As with any mutual fund, there can be no assurance that the Fund will achieve its investment objectives. Investing in shares of the Fund should not be considered a complete investment program. There is a risk that the share value of the Fund will fluctuate.

One of your most important investment considerations should be balancing risk and return. Different types of investments tend to respond differently to shifts in the economic and financial environment. Diversifying your investments among different asset classes — such as stocks, bonds and cash — and within an asset class — such as small-cap and large-cap stocks — may help you to manage risk and achieve the results you need to reach your financial goals.

Factors that may affect the Fund’s portfolio as a whole are called “principal risks” and are summarized in this section. This summary describes the nature of these principal risks and certain related risks, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments they make may change over time. The SAI, which is incorporated by reference into this Prospectus, includes more information about the Fund and its investments. The Fund is not intended to be a complete investment program.

Equity Securities Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such

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as management performance, fundamental changes to the business, financial leverage, non-compliance with regulatory requirements and reduced demand for the issuer’s goods or services. The values of equity securities also may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Certain equity securities may decline in value even during periods when the prices of equity securities in general are rising, or may not perform as well as the market in general. In addition to these risks, preferred stock and convertible securities are also subject to the risk that issuers will not make payments on securities held by the Fund, which could result in losses to the Fund. The credit quality of preferred stock and convertible securities held by the Fund may be lowered if an issuer’s financial condition changes, leading to greater volatility in the price of the security. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. The market value of convertible securities also tends to fall when prevailing interest rates rise.

Socially Responsible Investment/ESG Risk is the risk that, because the Fund invests primarily in companies which are constituents of the Index and excludes securities of certain issuers that are not constituents of the Index, the Fund may underperform the broader equity market or other funds that do not utilize socially responsible, ESG, or sustainability criteria when selecting investments. This exclusionary criteria may result in the Fund’s forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for non-investment reasons when it might be otherwise disadvantageous for it to do so.

A company’s ESG performance or the Index Provider’s assessment of a company’s ESG performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s strategy to invest in equity securities of socially responsible companies. In evaluating a company, the portfolio managers are dependent upon information and data controlled by the Index Provider in maintaining the Index that may be incomplete, inaccurate or unavailable. This could cause the portfolio managers to invest in a company based on incorrectly assessed ESG performance. Additionally, ESG factors may be evaluated differently by different managers, and may mean different things to different people.

Style Risk: Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund may underperform other funds that employ a different style. The Fund also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.

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Growth Investing Risk: Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

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Value Investing Risk: Undervalued stocks may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. Value-oriented funds will typically underperform when growth investing is in favor.

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Mid-Cap Company Risk: Investments in securities of mid-cap companies entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

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Small-Cap Company Risk: Investing in securities of small-cap companies may involve greater risks than investing in larger, more established companies. Smaller companies may have limited product lines, markets and financial resources. Their securities may trade less frequently and in more limited volume than securities of larger, more established companies. In addition, smaller companies are typically subject to greater changes in earnings and business prospects than are larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small-cap companies may offer potential for above-average returns, the companies may not succeed and their stock prices could decline significantly. Investments in small-cap companies may also be subject to valuation risk.

Portfolio Turnover Risk: A high rate of portfolio turnover (i.e., 100% or more) will result in increased transaction costs for the Fund in the form of increased dealer spreads and brokerage commissions. Greater transaction costs may reduce Fund performance. High portfolio turnover also may result in increased realization of net short-term capital gains (which are taxable to shareholders as ordinary income when distributed to them), higher taxable distributions and lower the Fund’s after-tax performance. The Fund’s annual portfolio turnover rate may vary greatly from year to year.

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Securities Market Risk: The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. The profitability of the Fund substantially depends upon the Adviser’s ability to correctly assess the future price movements of stocks, bonds, loans, options on stocks, and other securities and the movements of interest rates. The Adviser cannot guarantee that it will be successful in accurately predicting price movements.

The market prices of equities may decline for reasons that directly relate to the issuing company (such as poor management performance or reduced demand for its goods or services), factors that affect a particular industry (such as a decline in demand, labor or raw material shortages, or increased production costs) or general market conditions not specifically related to a company or industry (such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally). See also “Debt Securities Risk” and “Fixed Income Market Risk” above.

As a result of the nature of the Fund’s investment activities, it is possible that the Fund’s financial performance may fluctuate substantially from period to period. Additionally, at any point in time an investment in the Fund may be worth less than the original investment, even after taking into account the reinvestment of dividends and distributions.

Exchange-Traded Funds (“ETF”) Risk: The value of ETFs can be expected to increase and decrease in value in proportion to increases and decreases in the indices that they are designed to track. The volatility of different index tracking stocks can be expected to vary in proportion to the volatility of the particular index they track. ETFs are traded similarly to stocks of individual companies. Although an ETF is designed to provide investment performance corresponding to its index, it may not be able to exactly replicate the performance of its index because of its operating expenses and other factors.

Hedging Risk: There are several risks in connection with the use by the Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or movements in the prices of the Fund’s securities which are the subject of a hedge. The Adviser will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indices the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and the Fund’s portfolio securities sought to be hedged. Successful use of futures contracts and options by the Fund for hedging purposes is also subject to the Adviser’s ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in the value of its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by the Adviser still may not result in a successful hedging transaction over a very short time period. In addition, to maintain margin requirements, the Fund may have to sell portfolio securities at disadvantageous prices or times because it may not be possible to liquidate a position at a reasonable price. The earmarking of such assets also will have the effect of limiting the Fund’s ability otherwise to invest those assets. Special tax considerations apply to the Fund’s hedging transactions. See the “Taxation” section below.

Short Sales Risk: Short sales that are not made “against-the-box” (that is when the Fund has an offsetting long position in the asset that is selling short) involve unlimited loss potential since the market price of securities sold short may continuously increase. When the Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Short selling allows the Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. However, since the borrowed securities must be

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replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. The Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet their short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet their short sale obligations at a time when fundamental investment considerations would not favor such sales. See “Taxation” below for special tax considerations associated with engaging in short sales.

Sector Risk. When the Fund’s investments are focused in one or more sectors of the economy, they are not as diversified as the investments of most funds and are far less diversified than the broad securities markets. This means that focused funds tend to be more volatile than other funds, and the values of their investments tend to go up and down more rapidly. In addition, if the Fund invests in particular sectors it would be particularly susceptible to the impact of market, economic, regulatory, and other factors affecting those sectors. From time to time, a small number of companies may represent a large portion of a particular sector or sectors.

Operational and Technology Risk: The Fund, its service providers, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Fund and its shareholders, despite the efforts of the Fund and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.

For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems of the Fund, the Fund’s service providers, counterparties, or other market participants or data within them (a “cyber-attack”). Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the Fund’s operations.

Cyber-attacks, disruptions, or failures that affect the Fund’s service providers or counterparties may adversely affect the Fund and their shareholders, including by causing losses for the Fund or impairing Fund operations. For example, the Fund’s or their service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the Fund’s NAV, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Fund or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Fund and its service providers may establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future.

Similar types of operational and technology risks are also present for issuers of the Fund’s investments, which could have material adverse consequences for such issuers, and may cause the Fund’s investments to lose value. In addition, cyber-attacks involving a Fund counterparty could affect such counterparty’s ability to meet its obligations to the Fund, which may result in losses to the Fund and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Fund cannot directly control any cybersecurity plans and systems put in place by its service providers, Fund counterparties, issuers in which the Fund invests, or securities markets and exchanges.

Focused Investment Risk: Although the Fund is diversified, it may invest in securities of a limited number of issuers in an effort to achieve a potentially greater investment return than a fund that invests in a larger number of issuers. A fund that invests a significant portion of its assets in a relatively small number of securities may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a great adverse impact on the fund’s net asset value.

Counterparty Risk: The Fund may engage in transactions in securities and financial instruments that involve counterparties. Counterparty risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or

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unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. In an attempt to limit the counterparty risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Adviser to present acceptable credit risk. For example, repurchase agreements are loans of money or arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund’s purchase price, with the difference being income to the Fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund’s custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income at low risk on temporarily available cash. If bankruptcy or insolvency proceedings commence with respect to the seller of the securities before repurchase of the securities under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the securities. Such a delay may involve loss of interest or a decline in price of the securities. If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the securities, the Fund may be required to return the securities to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

Derivatives Risk: The Fund may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. Derivatives include futures, non-U.S. currency contracts, swap contracts, warrants, and opinions contracts. Derivatives may relate to securities, interest rates, currencies or currency exchange rates, inflation rates, commodities, and indices.

There are several risks associated with derivatives transactions. The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. A decision as to whether, when and how to use derivatives involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The use of derivative transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. The Fund may enter into credit derivatives, such as credit default swaps and credit default index investments, including loan credit default swaps and loan credit default index swaps. The use by the Fund of credit default swaps may have the effect of creating a short position in a security. These investments can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities. Derivative contracts may expire worthless.

The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Adviser may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk (see “Illiquid and Restricted Securities Risk”) and counterparty risk (see “Counterparty Risk”), and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leverage Risk” below.

Derivatives also present other risks described in this section, including securities market risk, illiquid and restricted securities risk, currency risk, credit risk, and counterparty risk. Special tax considerations apply to the Fund’s use of derivatives. See the “Taxation” section below.

As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures, options and forward contract positions, it will segregate liquid

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assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), the Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house. In many ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Fund may be required to provide more margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to a bilateral derivatives transaction, following a period of notice to the Fund, a clearing member generally can require termination of an existing cleared derivatives transaction at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate those transactions at any time. Any increase in margin requirements or termination of existing cleared derivatives transactions by the clearing member or the clearing house could interfere with the ability of the Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose the Fund to greater credit risk to its clearing member, because margin for cleared derivatives transactions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, the Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection. In addition, the documentation governing the relationship between the Fund and clearing members is drafted by the clearing members and generally is less favorable to the Fund than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Fund in favor of the clearing member for losses the clearing member incurs as the Fund’s clearing member and typically does not provide the Fund any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared swaps due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Fund. For example, swap execution facilities typically charge fees, and if the Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, the Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility. These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Fund and the financial system are not yet known. While the new regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Fund to new kinds of risks and costs. In addition, the SEC recently proposed a rule under the 1940 Act regulating the use by registered investment companies (RICs”) of derivatives and many related instruments. That rule, if adopted as proposed, could, among other things, restrict the Fund’s ability to engage in derivatives transactions or so increase the cost of derivatives transactions that the Fund would be unable to implement its investment strategy.

Swaps Risk: The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s direct investments in securities.

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More on Strategies, Risks and Disclosure of Portfolio Holdings

Transactions in swaps can involve greater risks than if the Fund had invested in the reference assets directly since, in addition to general market risks, swaps may be leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and pricing risk. However, certain risks may be reduced (but not eliminated) if the Fund invests in cleared swaps. Regulators also may impose limits on an entity’s or group of entities’ positions in certain swaps. Because bilateral swap agreements are two party contracts and because they may have terms of greater than seven days, these swaps may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and valued subjectively. Swaps and other derivatives may also be subject to pricing or “basis” risk, which exists when the price of a particular derivative diverges from the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The value of swaps can be very volatile, and a variance in the degree of volatility or in the direction of securities prices from the Adviser’s expectations may produce significant losses in the Fund’s investments in swaps. In addition, a perfect correlation between a swap and a reference asset may be impossible to achieve. As a result, the Adviser’s use of swaps may not be effective in fulfilling the Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.

Allocation Risk: The Adviser may not allocate assets of the Fund among strategies, asset classes or investment management styles in an optimal manner, if, among other reasons, it does not correctly assess the attractiveness of a strategy, asset class or investment style.

Currency Risk: A portion of the Fund’s assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Debt Securities Risk: The value of a debt security (and other income-producing securities, such as preferred stocks, convertible preferred stocks, equity-linked notes, and interests in income-producing trusts) changes in response to interest rate changes. In general, the value of a debt security is likely to fall as interest rates rise. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest (such as zero-coupon securities). Debt securities with floating interest rates can be less sensitive to interest rate changes, although, to the extent the Fund’s income is based on short-term interest rates that fluctuate over short periods of time, income received by the Fund may decrease as a result of a decline in interest rates. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. In response to an interest rate decline, debt securities that provide the issuer with the right to call or redeem the security prior to maturity may be called or redeemed. If a debt security is repaid more quickly than expected, the Fund may not be able to reinvest the proceeds at the same interest rate, reducing the potential for gain. When interest rates increase or for other reasons, debt securities may be repaid more slowly than expected. As a result, the maturity of the debt instrument is extended, increasing the potential for loss. As of the date of this Prospectus, market interest rates in the United States are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in fixed-income and related markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income and related markets. Further, recent and potential future changes in government policy may affect interest rates.

The value of a debt security also depends on the issuer’s credit quality or ability to pay principal and interest when due. The value of a debt security is likely to fall if an issuer or the guarantor of a security is unable or unwilling (or perceived to be unable or unwilling) to make timely principal and/or interest payments or otherwise to honor its obligations, or if the debt security’s rating is downgraded by a credit rating agency. The obligations of issuers (and obligors of asset-backed securities) are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. The value of a debt security can also decline in response to other changes in market, economic, industry,

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political, and regulatory conditions that affect a particular type of debt security or issuer or debt securities generally. The values of many debt securities may fall in response to a general increase in investor risk aversion or a decline in the confidence of investors generally in the ability of issuers to meet their obligations.

Leveraged loans are subject to the same risks typically associated with debt securities. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also especially subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate.

Fixed Income Market Risk: Fixed income securities markets may, in response to governmental intervention, economic or market developments (including potentially a reduction in the number of broker-dealers willing to engage in market-making activity), or other factors, experience periods of increased volatility and reduced liquidity. During those periods, the Fund may experience increased levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. Fixed income securities may be difficult to value during such periods. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates by purchasing bonds. Steps by those regulators to curtail or “taper” such activities could result in the effects described above, and could have a material adverse effect on prices for fixed income securities and on the management of the Fund.

Illiquid and Restricted Securities Risk: Illiquid investments may be difficult to resell at approximately the price they are valued in the ordinary course of business within seven days. When investments cannot be sold readily at the desired time or price, the Fund may have to accept a much lower price, may not be able to sell the investment at all or may be forced to forego other investment opportunities, all of which may adversely impact the Fund’s returns. Illiquid investments also may be subject to valuation risk. Restricted securities (including Rule 144A securities) may be subject to legal restraints on resale and, therefore, are typically less liquid than other securities. The prices received from selling restricted securities in privately negotiated transactions may be less than those originally paid by the Fund. Investors in restricted securities may not benefit from the same investor protections as publicly traded securities.

Leverage Risk: When deemed appropriate by the Adviser and subject to applicable regulations, the Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities while giving the purchaser full exposure to movement in the price of those underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Fund purchases securities with borrowed funds, its net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. The level of interest rates generally, and the rates at which such funds may be borrowed in particular, could affect the operating results of the Fund. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged.

If the amount of borrowings that the Fund may have outstanding at any one time is large in relation to its capital, fluctuations in the market value of the Fund’s portfolio will have disproportionately large effects in relation to the Fund’s capital and the possibilities for profit and the risk of loss will therefore be increased. Any investment gains made with the additional monies borrowed will generally cause the NAV of the Fund to rise more rapidly than would otherwise be the case. Conversely, if the investment performance of the investments acquired with borrowed money fails to cover their cost to the Fund, the NAV of the Fund will generally decline faster than would otherwise be the case. If the Fund employs leverage, the Adviser will benefit because the Fund’s Average Daily Managed Assets, as defined below, will increase with leverage and the Adviser is compensated based on a percentage of Average Daily Managed Assets.

Under the terms of any credit facility, the Fund may be required to, among other things, pledge some or all of its assets, limit its ability to pay distributions in certain circumstances, incur additional debts and engage in certain transactions. Such agreements could limit the Fund’s ability to pursue its investment strategies. The terms of any credit facility may be more restrictive than those described.

Management Risk: The Fund is subject to management risk because it relies on the Adviser’s ability to achieve its investment objective. The Fund runs the risk that the Adviser’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. The Adviser also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times. In addition, if one or more key individuals leave, the Adviser may not be able to hire qualified replacements or may require an extended time to do so. This situation could prevent the Fund from achieving its investment objectives.

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More on Strategies, Risks and Disclosure of Portfolio Holdings

The Fund’s portfolio managers use quantitative analyses and/or models. Any imperfections or limitations in such analyses and models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security.

Options Risk: The use of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A transaction in options or securities may be unsuccessful to some degree because of market behavior or unexpected events.

When the Fund writes a covered call option, it forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation and once an option writer has received an exercise notice, it must deliver the underlying security at the exercise price.

When the Fund writes a covered put option, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. Special tax rules apply to the Fund’s, or an underlying fund’s, transactions in options, which could increase the amount of taxes payable by shareholders. While the Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium. An option that was fully covered at the time it was entered may be unwound and no longer covered in reaction to market price movements if the Adviser believes such action is in the best interests of the Fund and sufficient liquid assets have otherwise been segregated in an amount equal to the outstanding obligations under the contract or in connection with the position.

Other Investment Companies Risk: To the extent the Fund invests a portion of its assets in investment companies, including open-end funds, closed-end funds, ETFs and other types of investment companies, those assets will be subject to the risks of the purchased investment companies’ portfolio securities, and a shareholder in the Fund will bear not only his or her proportionate share of the Fund’s expenses, but also indirectly the expenses of the purchased investment companies. Risks associated with investments in closed-end funds also generally include market risk, leverage risk, risk of market price discount from NAV, risk of anti-takeover provisions and non-diversification.

Prepayment Risk: Borrowers may pay back principal before the scheduled due date. Such prepayments may require the Fund to replace a debt security with a lower-yielding security. During periods of falling interest rates, issuers of debt securities may repay higher rate securities before their maturity dates. This may cause the Fund to lose potential price appreciation and to be forced to reinvest the unanticipated proceeds at lower interest rates. This may adversely affect the NAV of the Fund’s shares.

Real Estate Securities Risk: The securities of issuers that own, construct, manage or sell residential, commercial or industrial real estate are subject to risks in addition to those of other issuers. Such risks include: changes in real estate values and property taxes, overbuilding, variations in rental income, interest rates and changes in tax and regulatory requirements, such as those relating to the environment. Performance of a particular real estate security depends on the structure, cash flow and management skill of the particular company.

Regulatory Risk: Legal, tax and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the CFTC, the SEC, the IRS, the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to financial reform legislation in the United States. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

Real Estate Investment Trust (“REIT”) Specific Risk: Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon

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management skill and are not diversified. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and to maintain an exemption under the 1940 Act. Finally, certain REITs may be self-liquidating at the end of a specified term, and run the risk of liquidating at an economically inopportune time.

Securities Lending Risk: The Fund will continue to receive interest on any securities loaned while simultaneously earning interest on the investment of the cash collateral in short-term money market instruments. However, the Fund will normally pay lending fees to broker-dealers and related expenses from the interest earned on such invested collateral. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Fund, and will adversely affect performance. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities, loss of rights in the collateral should the borrower of the securities fail financially and possible investment losses in the investment of collateral. Any loan may be terminated by either party upon reasonable notice to the other party.

Undervalued Stocks Risk: Undervalued stocks include stocks that the Adviser believes are undervalued and/or are temporarily out of favor in the market. An undervalued stock may decrease in price or may not increase in price as anticipated by the Adviser if other investors fail to recognize the company’s value or the factors that the Adviser believes will cause the stock price to increase do not occur.

Valuation Risk: Portfolio securities may be valued using techniques other than market quotations, under the circumstances described under “Net Asset Value.” The value established for a portfolio security may be different than what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Disclosure of Portfolio Holdings

The Fund has adopted policies and procedures to protect the Fund’s portfolio information and to prevent the misuse of that information by a third party. A description of the Fund’s policies and procedures relating to the disclosure of portfolio holdings is available in the Fund’s SAI on the Fund’s website (www.highlandfunds.com).

Management of the Fund

The Fund is a party to contractual arrangements with various parties, including, among others, the Fund’s investment adviser, administrator, distributor, and shareholder servicing agent, who provide services to the Fund. Shareholders are not parties to, or intended (“third-party”) beneficiaries of, any such contractual arrangements, and such contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Fund.

Neither this Prospectus, nor the related SAI, is intended, or should be read, to be or to give rise to an agreement or contract between Highland Funds II (the “Trust”) or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

Board of Trustees and Investment Adviser

The Board of Trustees (the “Board”) has overall management responsibility for the Fund and each series of Highland Funds I, each series of Highland Funds II, Highland Global Allocation Fund and Highland Income Fund. See “Management of the Trust” in the SAI for the names of and other information about the Trustees and officers of the Fund. The Board also has overall management responsibility for funds advised by NexPoint Advisors, L.P., including NexPoint Strategic Opportunities Fund; NexPoint Capital, Inc. (a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act); and the following closed-end funds that operate as interval funds: NexPoint Real Estate Strategies Fund, NexPoint Healthcare Opportunities Fund and NexPoint Latin American Opportunities Fund (closed-end management investment companies that operate as interval funds). NexPoint Advisors, L.P. is an affiliate of Highland Capital Management Fund Advisors, L.P.

Highland Capital Management Fund Advisors, L.P. (“HCMFA” or the “Adviser”) serves as investment adviser to each Fund. The address of the Adviser is 300 Crescent Court, Suite 700, Dallas, Texas 75201. Organized in February 2009, HCMFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

As of February 28, 2019, HCMFA had approximately $3.8 billion in assets under management. HCMFA is also

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Management of the Fund

Highland Energy MLP Fund’s administrator. HCMFA is owned by Highland Capital Management Services, Inc., a Delaware corporation (“HCM Services”) and its general partner, Strand Advisors XVI, Inc., of which James Dondero is the sole stockholder. HCM Services is controlled by Mr. Dondero and Mr. Mark Okada by virtue of their respective share ownership.

Management Fee

The Fund has entered into an investment advisory agreement with HCMFA (each, an “Investment Advisory Agreement”) pursuant to which HCMFA provides the day-to-day management of the Fund’s portfolio of securities, which includes buying and selling securities for the Fund and conducting investment research.

In return for its advisory services, the Fund pays the Adviser a monthly fee, computed and accrued daily, based on an annual rate of the Fund’s average daily managed assets. “Average Daily Managed Assets” of the Fund shall mean the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreements and Sub-Advisory Agreement appears in the Fund’s annual reports to shareholders for the period ended September 30, 2018.

Each Investment Advisory Agreement may be terminated at any time, without payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of such Fund or by the Adviser, in each case on not more than 60 days’ nor less than 30 days’ prior written notice to the other party. In addition, each Investment Advisory Agreement automatically terminates in the event of its “assignment”, as defined in the 1940 Act and the rules thereunder, or upon the termination of the relevant Investment Advisory Agreement.

The table below shows the advisory fees that the Adviser received for the Fund for the fiscal year ended September 30, 2018 and the Fund’s contractual advisory fee with the Adviser:

Fund	Advisory Fees Paid as a Percentage of Average Daily Managed Assets for the Fiscal Period Ended September 30, 2018	Contractual Advisory Fee as a Percentage of Average Daily Managed Assets
Highland Socially Responsible Equity Fund	0.57%	0.60%

Administrator

On behalf of the Fund, Highland Funds II has entered into an administration agreement with SEI Investments Global Funds Services (“SEI”) and pays SEI a fee for administration services. Under the administration agreement, SEI has agreed to provide fund accounting services; asset data services; fund administration and reporting services; and regulatory administration services, including preparation and filing of various reports with the appropriate regulatory agencies and the SEC for the Fund.

HCMFA generally assists in all aspects of the Fund’s administration and operations and furnishes offices, necessary facilities, equipment and personnel.

For more information about the Fund’s administration agreement, please see “Administrator” in the SAI.

About the Fund’s Portfolio Managers

The Fund is managed by James Dondero and Mike Hurley, who are jointly and primarily responsible for the day-to-day management of the Fund. The portfolio managers of the Fund generally have final authority over all aspects of their portions of the Fund’s investment portfolio, including securities purchase and sale decisions, portfolio construction techniques and portfolio risk assessment. The Fund’s SAI provides the following additional information about the: (i) portfolio managers’ compensation; (ii) other accounts managed by the portfolio managers; and (iii) portfolio managers’ ownership of shares of the Fund, if any.

Portfolio Manager Biographies

The following sets forth biographical information for those individuals who are primarily responsible for managing the Fund’s investments. The portfolio managers may change from time to time.

James Dondero is a founder and President of Highland Capital Management, L.P. (“Highland”) (an alternative asset manager specializing in high-yield fixed income investments). He is the portfolio manager of the Fund and has served in that capacity since January 31, 2016. Mr. Dondero has over 25 years of experience in the credit markets. Prior to founding Highland in 1993, Mr. Dondero served as Chief Investment Officer of Protective Life’s GIC subsidiary and helped grow the business from concept to over $2 billion between 1989 and 1993. His portfolio management experience includes mortgage-backed securities, investment grade corporates, leveraged bank loans, high-yield bonds, emerging market debt, derivatives, preferred stocks and common stocks. From 1985 to 1989, Mr. Dondero managed approximately $1 billion in fixed income funds for American Express. Prior to American Express, he completed his financial

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Highland Funds II Prospectus

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training at Morgan Guaranty Trust Company. Mr. Dondero is a Beta Gamma Sigma graduate of the University of Virginia (1984) with degrees in Accounting and Finance. Mr. Dondero has earned the right to use the Chartered Financial Analyst designation. Mr. Dondero is a Certified Public Accountant and a Certified Management Accountant. Mr. Dondero currently serves as Chairman for NexBank and serves on the Board of Directors of American Banknote Corporation, Cornerstone Healthcare Group, TexMark Timber Treasury, L.P., Jernigan Capital, Inc. and Metro-Goldwyn-Mayer.

Mike Hurley is Chief Market Strategist for Highland Capital Management Fund Advisors, L.P. He joined the firm in 2011 as a sub-advisor to the Highland Trend Following Fund and, prior to that, served as a Portfolio Manager with Fusion Asset Management, LLC where he managed the Fusion Global Long/Short Fund (FGLSX) from its inception in September 2007 to November 2008. Prior to launching FGLSX he served as Chief Technical Strategist for several boutique research firms, including: M.S. Howells & Co., Sound View Technology Group and E*Offering (The Investment Bank of E*TRADE). From 1986 to 1994 he served as a commissioned officer in the United States Navy. Mr. Hurley is a graduate of the University of California, Santa Barbara where he received B.A. degrees in both Business Economics and Chemistry. He is Series 7, 63 & 65 licensed and is a Chartered Market Technician (CMT).

About the Fund’s Underwriter

The Fund’s shares are offered for sale through NexPoint Securities, Inc., Inc., formerly, Highland Capital Funds Distributor, Inc. (the “Underwriter”), 300 Crescent Court, Suite 700, Dallas, Texas 75201. Shareholders and Financial Advisors (as defined under “How to Buy Shares”) should not send any transaction or account requests to this address. Transaction or account requests should be directed to Highland Funds II — (Fund Name), PO Box 219424, Kansas City, Missouri 64121-9424.

Shareowner Guide — How to Invest in Highland Socially Responsible Equity Fund

How to Buy Shares

You can purchase shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open for business (see “Net Asset Value”). You can purchase shares of the Fund from any financial advisor, broker-dealer or other financial intermediary that has entered into an agreement with the Underwriter or the Fund with respect to the sale of shares of the Fund (a “Financial Advisor”), or DST Asset Manager Solutions, Inc. (formerly, Boston Financial Data Services, Inc.), 2000 Crown Colony Drive, Quincy Massachusetts 02169, the Fund’s transfer agent (the “Transfer Agent”). Your Financial Advisor can help you establish an appropriate investment portfolio, buy shares, and monitor your investments. The Fund has authorized Financial Advisors to receive purchase and redemption orders on its behalf. Financial Advisors are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when a Financial Advisor or its authorized designee receives the order in “good order.” The specific requirements for “good order” depend on the type of transaction and method of purchase. Contact the Adviser if you have questions about your circumstances. Generally, “good order” means that you placed your order with your Financial Advisor or its authorized designee or your payment (made in accordance with any of the methods set forth in the table below) has been received and your application is complete, including all necessary documentation and signatures. Customer orders will be priced at the Fund’s NAV per share next computed after the orders are received by a Financial Advisor or its authorized designee in good order. Investors may be charged a fee by their Financial Advisors, payable to the Financial Advisor and not the Fund, if investors effect a transaction in Fund shares through either a Financial Advisor or its authorized designee.

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred (back-end) sales charge (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts. Shares purchased through certain financial intermediaries (a “Specified Intermediary”) may be subject to different initial sales charges or the initial sales charge or CDSC may be waived in certain circumstances. Please refer to the Appendix to the Fund’s Prospectus for the sales charge or CDSC waivers that are applicable to each Specified Intermediary.

The USA PATRIOT Act may require the Fund, a Financial Advisor or its authorized designee to obtain certain personal information from you which will be used to verify your identity. If you do not provide the information, it may not be possible to open your account. If the Fund, a Financial Advisor or authorized designee is unable to verify your customer

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Shareowner Guide — How to Invest in Highland Socially Responsible Equity Fund

information, the Fund reserves the right to close your account or to take such other steps as it deems reasonable.

Outlined below are various methods for buying shares of the Fund:

Method	Instructions
Through your Financial Advisor	Your Financial Advisor can help you establish your account and buy shares on your behalf. To receive the current trading day’s price, your Financial Advisor must receive your request in good order prior to the close of regular trading on the NYSE, usually 4:00 p.m., Eastern time. Your Financial Advisor may charge you fees for executing the purchase for you.
By check (new account)(1)	For new accounts, send to the Fund, at the address noted below,(2) a completed application and check made payable to “Highland Funds II — Socially Responsible Equity Fund.” All purchases must be in U.S. Dollars and must be drawn on a U.S. bank. Highland Funds II does not accept cash, U.S. savings bonds, traveler’s checks, money orders, California warrant checks, starter checks, third-party checks, or credit card courtesy checks. Checks dated six months old or older and post-dated checks will not be accepted.
By check (existing account)(1)	For existing accounts, fill out and return to the Fund, at the address noted below,(2) the additional investment stub included in your account statement, or send a letter of instruction, including the Fund name and account number, with a check made payable to “Highland Funds II — Socially Responsible Equity Fund.” All purchases must be in U.S. Dollars and must be drawn on a U.S. bank. Highland Funds II does not accept cash, U.S. savings bonds, traveler’s checks, money orders, California warrant checks, starter checks, third-party checks, or credit card courtesy checks. Checks dated six months old or older and post-dated checks will not be accepted.
By exchange	You or your Financial Advisor may acquire shares of the Fund for your account by exchanging shares you own in certain other funds advised by HCMFA for shares of the same class of the Fund, subject to the conditions described in “Exchange of Shares” below. In addition, you or your Financial Advisor may exchange shares of a class of a Fund you own for shares of a different class of the same Fund, subject to the conditions described in “Exchange of Shares” below. To exchange, send written instructions to the Fund, at the address noted below(2) or call 1-877-665-1287.
By wire

You may purchase shares of the Fund by wiring money from your bank account to your Fund account. Prior to sending wire transfers, please contact Shareholder Services at 1-877-665-1287 for specific wiring instructions and to facilitate prompt and accurate credit upon receipt of your wire. You can also find the specific wiring instructions at http://highlandfunds.com/literature/#forms.

To receive the current trading day’s price, your wire, along with a valid account number, must be received in your Fund account prior to the close of regular trading on the NYSE, usually 4:00 p.m., Eastern time.

If your initial purchase of shares is by wire, you must first complete a new account application and promptly mail it to Highland Funds II — Socially Responsible Equity Fund, at the address noted below.(2) After completing a new account application, please call 1-877-665-1287 to obtain your account number. Please include your account number on the wire.

By electronic funds transfer via an automated clearing house (“ACH”) transaction(1)	You may purchase shares of the Fund by electronically transferring money from your bank account to your Fund account by calling 1-877-665-1287. An electronic funds transfer may take up to two business days to settle and be considered in good order. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.
Automatic investment plan	You may make monthly or quarterly investments automatically from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds transfer. For this feature, please call the Fund at 1-877-665-1287 or visit the Fund’s website, (http://highlandfunds.com/literature/#forms), where you may obtain a copy of the “Account Options Form.”
(1)

The redemption of shares purchased by check or an automated clearing house (“ACH”) transaction is subject to certain limitations (see “Redemption of Shares”). Any purchase by check or ACH transaction that does not clear may be cancelled, and the investor will be responsible for any associated expenses and losses to the Fund.

(2)

Regular Mail: Send to “Highland Funds II — Socially Responsible Equity Fund,” PO Box 219424, Kansas City, MO 64121-9424. Overnight Mail: Send to “Highland Funds II — Socially Responsible Equity Fund,” 430 W 7th Street, Suite 219424, Kansas City, MO 64105-1407.

The following minimum investment amounts apply to direct accounts with the Fund.

Minimum Investments for Class A and Class C Shares

	By mail	By wire	Automatic
Initial Investment	$500	$1,000	$25
Subsequent Investments	$100	$1,000	$25

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Accounts that fall below the $500 account minimum may be automatically redeemed by the Fund on 30 days’ notice and the account shareholder will bear any associated transaction costs, market exposure risks and tax consequences.

Minimum Investments for Class Y Shares (eligible investors only)

Initial Investment	None
Subsequent Investments	None

Class Y Shares are available to investors who invest through programs or platforms maintained by an authorized financial intermediary. There is no minimum investment for purchases of shares by eligible investors. Individual investors that invest directly with the Fund are not eligible to invest in Class Y Shares.

Unless the requirement is expressly waived by the Fund, the Fund reserves the right to change or waive the investment minimums and reserves the right to liquidate a shareholder’s account if the value of shares held in the account is less than the minimum account size. The Fund also reserves the right to reject for any reason, or cancel as permitted or required by law, any purchase order. In addition, without notice, the Fund may stop offering shares completely, or may offer shares only on a limited basis, for a period of time or permanently.

Retirement Plans

Shares of the Fund are available for purchase through individual retirement accounts (IRAs) and other retirement plans. The Fund offers several different types of IRAs, including prototype IRAs, Roth IRAs, simplified employee pension (“SEP”) IRAs and Simple IRAs for both individuals and employers. For further information, please call the Fund at 1-877-665-1287 or your Financial Advisor.

Purchases in Kind — If You Invest More than $10 Million

Large investments in the Fund ($10 million or more) may be detrimental to existing shareholders because they can significantly increase transaction costs charged to existing shareholders. In these circumstances, the Fund may require that you purchase Fund shares “in kind,” or provide the Fund with securities instead of cash. The Fund or the Transfer Agent would inform you of the securities acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Fund shares of equal value. You may have to pay associated brokerage commissions for the securities that you purchase. The transfer of securities to the Fund will be a taxable event.

Choosing a Share Class

The Fund offers three classes of shares – Class A, Class C, and Class Y Shares. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and number of years for which you are willing to invest. Based on your personal situation, your Financial Advisor can help you decide which class of shares makes the most sense for you. Sales charges and expenses are determined by the share class you select and manner in which you purchase.

Class A Shares carry an initial sales charge. Class A Shares bought without an initial sales charge in accounts aggregating $1 million or more at the time of purchase are subject to a 0.50% contingent deferred sales charge (“CDSC”) if the shares are sold within one year of purchase. Class C Shares are offered without an initial sales charge, but are subject to a CDSC for one year after purchase. Class Y Shares are offered without an initial sales charge or a CDSC, but are not available to individual investors that invest directly with the Fund. Class C Shares have higher annual operating expenses than Class A and Class Y Shares because of higher distribution and shareholder service fees.

Your Financial Advisor may receive different compensation for selling one class of shares than for selling another class. It is important to remember that the CDSCs and distribution and shareholder service fees for the Class C Shares have the same purpose as the front-end sales charge on sales of Class A Shares: to compensate the Underwriter for concessions and expenses it pays to Financial Advisors.

The Fund may modify the manner in which shares are offered, minimum investments, or sales charge rates or waivers at any time without prior notice.

Purchasing Class A Shares

Class A Shares may be appropriate for long-term investors who compensate their investment professionals for the services they provide with traditional front-end sales charges and for investors who qualify for quantity discounts or waivers. Your purchases of Class A Shares are made at the public offering price for these shares, that is, the NAV per share for Class A Shares plus a front-end sales charge that is based on the amount of your initial investment when you open your account. The front-end sales charge you pay on an additional investment is based on your total net investment in the Fund, including the amount of your additional purchase. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. As shown in the tables below, a portion of the sales charge may be paid as a commission (or dealers’ reallowance) to your Financial Advisor on the sale of Class A Shares. The total amount of the sales charge, if any, differs depending on the amount you invest as shown in the table below.

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Shareowner Guide — How to Invest in Highland Socially Responsible Equity Fund

	Front-End Sales Charge		Maximum Dealers’ Reallowance*
Your Investment**	(As a % of Purchase Price)	(As a % of Your Net Investment)	(As a % of Purchase Price)
Less than $50,000	5.75%	6.10%	5.25%
$50,000 but less than $100,000	4.25%	4.44%	3.75%
$100,000 but less than $250,000	3.25%	3.36%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.55%
$1,000,000 or more***	None	None	†
*

From time to time, the Fund may decide to reallow the entire amount of the front-end sales charge to dealers. Dealers who receive more than 90% of the sales charge may be considered “underwriters” under the U.S. securities laws.

**

Except for certain employee benefit plans that select Class C Shares (see “Purchasing Class C Shares” below), purchases of $1,000,000 or more intended for Class C Shares should be made in Class A Shares (for individual investors) or in Class Y Shares (for institutional investors).

***

Purchases of $1 million or more of Class A Shares pursuant to a sales charge waiver are subject to a 0.50% CDSC if redeemed within one year of purchase. The Class A Shares CDSC does not apply to investors purchasing $1 million or more of the Fund’s Class A Shares if such investors are otherwise eligible to purchase Class A Shares pursuant to another sales charge waiver. The CDSC is calculated by multiplying the CDSC percentage by the lesser of the share class’ net asset value at the time of the purchase or its net asset value at the time of redemption.

†

For purchases through a Financial Advisor that exceed $1 million, the Financial Advisor will receive a concession of 0.50% of any amounts under $3 million, 0.40% of any amounts greater than $3 million and less than $5 million, 0.25% of any amounts greater than $5 million and less than $25 million and 0.12% thereafter, to the selling dealer.

Reduced Sales Charges for Class A Shares

You may pay a lower sales charge when purchasing Class A Shares through Rights of Accumulation, which works as follows: if the combined value (determined at the current public offering price) of your accounts in all classes of shares of the Fund and other Participating Funds (as defined below) maintained by you, your spouse or domestic partner or your minor children, together with the value (also determined at the current public offering price) of your current purchase, reaches a sales charge discount level (according to the above chart), your current purchase will receive the lower sales charge, provided that you have notified the Fund or the Underwriter and your Financial Advisor, if any, in writing of the identity of such other accounts and your relationship to the other account holders and submitted information (such as account statements) sufficient to substantiate your eligibility for a reduced sales charge. Such reduced sales charge will be applied upon confirmation of such shareholders’ holdings by the Transfer Agent. The Fund may terminate or amend this Right of Accumulation at any time without notice. As used herein, “Participating Funds” refers to any series of Highland Funds I (except for Highland/iBoxx Senior Loan ETF) and Highland Funds II (as defined below under “Exchange of Shares”) and registered, open-end investment companies advised by the Adviser and distributed by the Underwriter as otherwise permitted from time to time by the Board.

You may also pay a lower sales charge when purchasing Class A Shares and shares of other Participating Funds by signing a Letter of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $100,000 within 13 months. If your Letter of Intent purchases are not completed within 13 months, your account will be adjusted by redemption of the amount of shares needed to pay the higher initial sales charge level for the amount actually purchased. Upon your request, a Letter of Intent may reflect purchases within the previous 90 days. See the SAI for additional information about this privilege. More information regarding reduced sales charges is available free of charge in the Fund’s SAI on the Fund’s website at: http://highlandfunds.com/literature.

In addition, certain investors may purchase shares at no sales charge or at a reduced sales charge. For example, Class A Shares are offered at no sales charge to investors who are clients of financial intermediaries who have entered into an agreement with the Underwriter to offer Fund shares through self-directed investment brokerage accounts that do not charge transaction fees to their clients. Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information. See the SAI for a description of this and other situations in which sales charges are reduced or waived.

Any sales charge discounts described herein do not apply to investors purchasing shares of the Fund through any Specified Intermediary as detailed in the Appendix to the Fund’s Prospectus. Please refer to the Appendix to the Fund’s Prospectus for the sales charge discounts that are applicable to each Specified Intermediary.

Variations in sales charges for Class A Shares reflect the varying efforts required to sell Class A Shares to separate

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categories of purchasers. These provisions may be altered or discontinued at any time. Any sales charge discounts described herein do not apply to investors purchasing shares of the Fund through any Specified Intermediary as detailed in the Appendix to the Fund’s Prospectus. Please refer to the Appendix to the Fund’s Prospectus for the sales charge discounts that are applicable to each Specified Intermediary.

Purchasing Class C Shares

Class C Shares may be appropriate for shorter-term investors, if you do not want to pay a traditional front-end sales charge on your purchase of Fund shares or are unsure of the length of time you will hold your investment.

Class C Shares are available for investment through programs or platforms maintained by Financial Advisors, provided that the cost to HCMFA (or its affiliates) for providing or paying for any selling or administrative servicing activities in connection with investor accounts on such programs or platforms does not typically exceed an amount equal to 1.00% (reflecting the Class C Shares distribution and service fees or Rule 12b-1 fees) of the average net asset value of such accounts. There is no program asset size or minimum investment requirements for initial and subsequent purchases of shares by eligible omnibus account investors.

Because you may purchase Class C Shares at the NAV next determined without paying an initial sales charge, your entire investment in Class C Shares is available to work for you. However, Class C Shares pay higher Rule 12b-1 fees than each of the other share classes and never convert to Class A Shares. In that regard, Class C Shares may be more appropriate for investors with a shorter investment horizon because long-term shareholders of Class C Shares may pay more than the economic equivalent of Class A Shares’ maximum front-end sales charge.

Trail commissions of up to 1.00% may be paid by the Underwriter or Adviser to Financial Advisors that provide on-going services with respect to Class C Shares.

Class C Shares are subject to a 0.50% CDSC if redeemed within one year of purchase. Proceeds from the CDSC may be used to defray the expenses of the Fund and HCMFA related to the sale of Class C Shares, including the payment of compensation to Financial Advisors. The CDSC is applied to the NAV at the time of purchase or redemption, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the date on which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When shares are redeemed, the Fund will automatically redeem those shares (if any) not subject to a CDSC and then those you have held the longest. In certain circumstances, CDSCs may be waived, as described in the SAI.

The CDSC is calculated by multiplying the CDSC percentage by the lesser of the share class’ net asset value of the block of shares being redeemed at the time of their purchase or the net asset value at the time of redemption.

An amount up to 1.5% of the amount invested in Class C Shares may be paid to Financial Advisors.

Purchasing Class Y Shares

Your purchase of Class Y Shares are made at NAV without a sales charge or CDSC. Class Y Shares are only available to eligible investors.

Eligible Investors

The Fund offers Class Y Shares exclusively to certain institutional and other eligible investors. Eligible investors are as follows:

•	Clients of broker-dealers or registered investment advisers that both recommend the purchase of Fund shares and charge clients an asset-based fee;

•

A retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and that purchases shares directly from the Fund or through a third party broker-dealer;

•	Any insurance company, trust company or bank purchasing shares for its own account;

•	Any endowment, investment company or foundation; and

•	Any trustee of the Fund, any employee of HCMFA and any family member of any such trustee or employee.

The Fund reserves the right to change the criteria for eligible investors. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interests of the Fund and its shareholders.

Redemption of Shares

The Fund redeems its shares based on the NAV next determined after the Transfer Agent or Financial Advisor receives your redemption request in good order. The Fund reserves the right to reject any redemption request that is not in good order. The specific requirements for good order depend on the type of account and transaction and the method of redemption. Contact HCMFA if you have any questions about your particular circumstances. Generally, “good order” means that the redemption request meets all applicable requirements described in this Prospectus. See “Net Asset Value” for a description of the calculation of NAV per share.

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Shareowner Guide — How to Invest in Highland Socially Responsible Equity Fund

You can redeem shares of the Fund on any day that the NYSE is open for business. The Fund, however, may suspend the right of redemption and postpone payment for more than seven days: (i) during periods when trading on the NYSE is closed on days other than weekdays or holidays; (ii) during periods when trading on the NYSE is restricted; (iii) during any emergency which makes it impractical for the Fund to dispose of its securities or fairly determine the NAV of the Fund; and (iv) during any other period permitted by the SEC for your protection.

The Fund typically expects that it will take one to three days following the receipt of your redemption request to pay out redemption proceeds; however, while not expected, payment of redemption proceeds may take up to seven days. The Fund typically expects that it will hold cash or cash equivalents or use proceeds from the sale of portfolio securities to meet redemption requests. The Fund expects to use these sources to meet redemptions under normal market conditions and may also use them under stressed market conditions. Generally, all redemptions will be for cash, although the Fund reserves the right to redeem in-kind as described below. Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of the Fund’s net assets, and may be used in the event that a substantial portion of the Fund’s assets is represented by one or more illiquid assets, in order to minimize the effect of large redemptions on the Fund and its remaining shareholders. Redemptions in-kind may be used under normal market conditions and under stressed market conditions. You may experience a delay in converting illiquid securities to cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. If you receive securities when redeeming your account, the securities will be subject to market fluctuation and you may incur tax and transaction costs if you sell the securities.

The Fund is meant for long-term investing. It is not meant for “market timing” or other types of frequent or short-term trading (“disruptive trading”). Disruptive trading can adversely affect Fund performance and the interests of long-term investors by, among other things, interfering with the efficient management of the Fund’s investment portfolio. Accordingly, the Fund has adopted, and the Board has approved, policies and procedures reasonably designed to monitor Fund trading activity and, where disruptive trading is detected, to take action to stop such activity. The Fund reserves the right to amend these policies and procedures at any time without prior notice to investors or Financial Advisor.

Direct Investor Accounts. An investor that redeems or exchanges out of (or purchases) the Fund within 30 days of a purchase or exchange into (or redemption out of) the Fund may be restricted from further investing in any series of Highland Funds I or Highland Funds II or exchanging between Participating Funds, as defined in this Prospectus, subject to the exceptions described below, all without prior notice to the investor. The Fund may also restrict investments and exchanges by investors that are believed to have engaged in a pattern of disruptive trading. In addition, the Fund may reject purchase orders or terminate or restrict the exchange privileges of any account associated with a broker-dealer representative, branch office, or firm that the Fund has determined to be a source or facilitator of disruptive trading, even if no disruptive trading has occurred in that particular account. Exchanges and purchases may be permitted again for restricted investors under certain circumstances in the sole discretion of HCMFA. The foregoing restrictions apply to direct investor accounts and do not apply to shares held on the books of Financial Advisors through omnibus accounts with the Fund. The restrictions applicable to omnibus accounts with Financial Advisors are discussed below.

The restrictions described above do not apply to (1) systematic withdrawals (e.g., regular periodic automatic redemptions, dividend and capital gain distributions, and systematic share class conversions); (2) systematic purchases (e.g., regular periodic automatic purchases, payroll contributions, and dividend reinvestments) where the entity maintaining the shareholder account is able to identify the transaction as a systematic withdrawal or purchase; (3) transactions by fund-of-funds advised by HCMFA; (4) transactions initiated by the trustee or adviser to a donor advised charitable fund; and (5) certain transactions (plan contributions, plan benefit payments, plan expenses and portfolio rebalancing) by defined benefit plans that receive asset allocation services from HCMFA. The Fund may also exclude small transactions less than an amount set from time to time under the Fund’s policies.

Omnibus Accounts with Financial Advisors. The Fund is also offered through Financial Advisors that may establish an “omnibus” account with the Fund. Because the Fund may not receive information on the trading activity of the underlying individual investors, it may be difficult or impossible for the Fund to detect or stop disruptive trading in omnibus accounts. The difficulty may be even greater if there are multiple tiers of Financial Advisors or if omnibus accounts are used to hide disruptive trading within the trading activity of a large number of underlying investors.

In deciding whether to establish an omnibus account with a Financial Advisor, the Fund will consider whether the Financial Advisor has its own disruptive trading policies and procedures (which policies and procedures may differ materially from those applied by the Fund to direct accounts). If the Financial Advisor has its own disruptive trading policies and procedures,

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the Fund will seek assurance from the Financial Advisor that such policies and procedures will be effectively enforced.

If the Financial Advisor does not have its own disruptive trading policies and procedures, the Fund will seek to obtain the Financial Advisor’s cooperation in enforcing the Fund’s disruptive trading policies and procedures to the extent feasible. Such cooperation may include periodically providing the Fund with the trading activity of its underlying investors and, if disruptive trading is detected by the Fund, making efforts to stop it.

There are a number of existing omnibus accounts with Financial Advisors that were established prior to the adoption of the foregoing policies and procedures. These Financial Advisors may not have their own disruptive trading policies and procedures and/or the Fund may not have obtained their cooperation in enforcing the Fund’s disruptive trading policies and procedures. The Fund will continue to make reasonable efforts to work with these Financial Advisors to implement the policies and procedures described above, although there is no guarantee that such efforts will be successful.

Defined Contribution Plans. Participants in certain defined contribution plans that exchange out of the Fund may be restricted from further exchanging back into the Fund for a period of at least 30 days. This restriction does not affect the participant’s ability to exchange into any investment option that has not been restricted or the participant’s ability to continue contributions into the participant’s defined contribution plan (including that same Fund). This restriction also does not apply to certain withdrawals (such as distributions, hardship withdrawals and plan loans), systematic rebalancing or loan repayments. Ask your plan administrator or visit your plan administrator’s website for more information.

Reservation of Rights to Reject Purchase or Exchange Orders. The Fund reserves the right to reject any purchase or exchange order at any time for any reason without prior notice to the investor or Financial Advisor.

Limitations on Ability to Prevent Disruptive Trading. Despite the efforts of the Fund and the Underwriter to protect the Fund from harm caused by disruptive trading, there is no guarantee that the Fund’s disruptive trading policies and procedures will be effective. As discussed above, it may be difficult or impossible for the Fund to detect or stop disruptive trading in certain omnibus accounts with Financial Advisors. Regardless of whether those Financial Advisors have their own disruptive trading policies and procedures or cooperate in enforcing the Fund’s policies and procedures to the extent feasible, there is no guarantee that they will be effective and they may differ materially from those applied by the Fund to direct accounts. In addition, investors that purposely engage in disruptive trading may employ strategies to avoid detection. Consequently, the Fund may not be able to detect or stop disruptive trading until harm to the Fund has already occurred.

Risks of Disruptive Trading. Disruptive trading, especially involving large dollar amounts, may adversely affect Fund performance and the interests of long-term investors by interfering with efficient portfolio management and the implementation of long-term investment strategies. In particular, disruptive trading may: (1) require the Fund to keep more assets in cash or other liquid holdings than it would otherwise consider appropriate, causing the Fund to miss out on gains in a rising market; (2) require the Fund to sell some of its investments sooner than it would otherwise consider appropriate in order to honor redemptions; and (3) increase brokerage commissions and other portfolio transaction expenses by causing the Fund to buy and sell securities more frequently as assets move in and out.

Investing in foreign securities may make the Fund particularly susceptible to disruptive trading because of investors attempting to engage in “time-zone arbitrage,” a trading strategy that exploits the fact that the closing prices of foreign securities owned by the Fund are established some time before the Fund calculates its own share price (which typically occurs at 4:00 p.m. Eastern Time). Investing significantly in high-yield securities or small-cap equity securities may make the Fund particularly susceptible to disruptive trading because of investors attempting to engage in “liquidity arbitrage,” a trading strategy that exploits knowledge of the value of securities and the fact that they are often infrequently traded. Such disruptive trading strategies may interfere with the efficient management of the Fund’s portfolio to an even greater degree than other types of disruptive trading and may dilute the value of Fund shares held by other investors.

Financial Advisors may impose short-term trading restrictions that differ from those of the Fund. Any shareholder purchasing shares of the Fund through a Financial Advisor should check with the Financial Advisor or the Fund to determine whether the shares will be subject to a short-term trading fee.

The Fund reserves all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund’s view, is likely to engage in excessive trading or if such purchase or exchange is not in the best interests of the Fund and to limit, delay or impose other conditions on purchases or exchanges. The Fund has adopted a policy of seeking to minimize short-term trading in its shares and monitors purchase, exchange and redemption activities to assist in minimizing short-term trading.

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Shareowner Guide — How to Invest in Highland Socially Responsible Equity Fund

You may redeem shares of the Fund through your Financial Advisor or its authorized designee or directly from the Fund through the Transfer Agent. Your Financial Advisor may charge a fee for such services. If you hold your shares in an individual retirement account (“IRA”), you should consult a tax advisor concerning the current tax rules applicable to IRAs. Outlined below are various methods for redeeming shares:

Method	Instructions
By letter	You may mail a letter requesting redemption of shares to: “Highland Funds II — Socially Responsible Equity Fund,” P.O. Box 219424, Kansas City, Missouri 64121-9424. Your letter should state the name of the Fund, the share class, the dollar amount or number of shares you are redeeming and your account number. You must sign the letter in exactly the same way the account is registered. If there is more than one owner of shares, all must sign. A Medallion signature guarantee is required for each signature on your redemption letter. You can obtain a Medallion signature guarantee from financial institutions, such as commercial banks, brokers, dealers and savings associations. A notary public cannot provide a Medallion signature guarantee. If the account is registered to a corporation, trust or other entity, additional documentation may be needed. Please call 1-877-665-1287 for further details.
By telephone or the Internet	Unless you have requested that telephone or Internet redemptions from your account not be permitted, you may redeem your shares in an account (excluding an IRA) directly registered with the Transfer Agent by calling 1-877-665-1287 or visiting the Fund’s website at http://www.highlandfunds.com. If the Transfer Agent acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither the Transfer Agent nor the Fund will be responsible for any losses due to unauthorized telephone or Internet transactions and instead you would be responsible. You may request that proceeds from telephone or Internet redemptions be mailed to you by check (if your address has not changed in the prior 30 days) or forwarded to you by bank wire. If you would like to request that such proceeds be invested in shares of other Highland funds or other registered, open-end investment companies advised by the Adviser and distributed by the Underwriter, please see “Exchange of Shares” below. Among the procedures the Transfer Agent may use are passwords or verification of personal information. The Fund may impose limitations from time to time on telephone or Internet redemptions.
Proceeds by check	The Fund will make checks payable to the name(s) in which the account is registered and normally will mail the check to the address of record within seven days.
Proceeds by bank wire	The Fund accepts telephone or Internet requests for wire redemption in amounts of at least $1,000. The Fund will send a wire to either a bank designated on your new account application or on a subsequent letter in good order as described above under the instructions for redeeming shares “By letter.” The proceeds are normally wired on the next business day.

Automatic Cash Withdrawal Plan

You may automatically redeem shares on a monthly basis if you have at least $10,000 in your account and if your account is directly registered with the Transfer Agent. Call 1-877-665-1287 or visit http://highlandfunds.com/literature/#forms for more information about this plan.

Involuntary Redemption

The Fund may redeem all shares in your account (other than an IRA) if their aggregate value falls below $5,000 as a result of redemptions (but not as a result of a decline in NAV). You will be notified in writing if the Fund initiates such action and allowed 30 days to increase the value of your account to at least $5,000.

Redemption Proceeds

A redemption request received by the Fund will be effected at the NAV per share next determined after the Fund receives the request in good order. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If, however, you purchased your Fund shares by check or ACH transaction, and unless you have documentation satisfactory to the Fund that your transaction has cleared, the Fund may hold proceeds for shares purchased by check or ACH until the purchase amount has been deemed collected, which is eight business days from the date of purchase for checks and five business days from the date of purchase for ACH transactions. While the Fund will delay the processing of the payment until the check clears, your shares will be valued at the NAV per share next determined after receipt by the Transfer Agent or your Financial Advisor of your redemption request in good order.

The Fund may pay your redemption proceeds wholly or partially in portfolio securities. Payments would be made in portfolio securities, which may include illiquid securities, only if the Adviser or the Board believes that it would be in a Fund’s best interests not to pay redemption proceeds in cash. If the Fund pays your redemption proceeds in portfolio securities, you will be exposed to market risk until you convert these portfolio securities into cash, and you will likely pay commissions upon any such conversion. If you receive

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illiquid securities, you could find it more difficult to sell such securities and may not be able to sell such securities at prices that reflect the Adviser’s or your assessment of their fair value or the amount paid for them by the Fund. Illiquidity may result from the absence of an established market for such securities as well as legal, contractual or other restrictions on their resale and other factors. Unless you are a tax-exempt investor or investing through a tax-deferred retirement plan or other tax-advantaged arrangement, a redemption of shares, whether you receive the redemption proceeds in cash or securities, is generally a taxable event, and you may realize a gain or a loss for U.S. federal income tax purposes (see “Taxation” below).

Exchange of Shares

Shareholders of the Fund may exchange their Fund shares, on any business day for shares of the same share class of any series of Highland Funds II and Highland Funds I (except for the Highland/iBoxx Senior Loan ETF), and any other Participating Fund and such exchanges will be effected at the relative daily NAVs per share, plus any applicable redemption/exchange fee with respect to the exchanged shares (see “Redemption of Shares”). If you do not currently have an account in the fund into which you wish to exchange your shares, you will need to exchange enough Fund shares to satisfy such fund’s current minimum investment account requirement. Call 1-877-665-1287 for the applicable prospectus, including applicable investment minimums, and read it carefully before investing.

Shareholders of the Fund may exchange their shares in a class of a Fund daily for shares of a different class of the same Fund, provided that such shareholder is eligible to purchase shares of the requested class (a “Same-Fund Exchange”).

If the shares of the Fund or any Participating Fund that you are exchanging (the “Exchanged Shares”) are subject to a CDSC, you will not be charged that CDSC upon the exchange. However, when you sell the shares acquired through the exchange (the “Acquired Shares”), the shares sold may be subject to a CDSC, depending upon when you originally purchased the Exchanged Shares. For purposes of determining the applicability of a CDSC, the length of time you own your shares will be computed from the date of your original purchase of the Exchanged Shares (and includes the period during which the Acquired Shares were held), and the applicable CDSC will be based on the CDSC schedule of the Exchanged Shares.

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, the Participating Funds may reject any exchange request for any reason, including if they do not think that the exchange is in the best interests of the Participating Funds and/or their shareholders. The Participating Funds may also terminate your exchange privilege if the Adviser determines that your exchange activity is likely to adversely impact its ability to manage the Participating Funds or if the Participating Funds otherwise determine that your exchange activity is contrary to their short-term trading policies and procedures.

Unless you are a tax-exempt investor or investing through a tax-deferred retirement plan or other tax-advantaged arrangement, an exchange, other than a Same-Fund Exchange, is generally a taxable event, and you may realize a gain or a loss for U.S. federal income tax purposes. A Same-Fund Exchange is not expected to result in your realization of a gain or loss for U.S. federal income tax purposes. See “Taxation” below.

To exchange via the Internet, visit the Fund’s website at http://www.highlandfunds.com. To exchange by telephone, call 1-877-665-1287. Please have your account number and taxpayer identification number available when calling.

Cost Basis Reporting

Upon the redemption or exchange of your shares in the Fund or, if you purchase your shares through a Financial Advisor or other intermediary, your Financial Advisor or other intermediary, as applicable, generally will be required to provide you and the Internal Revenue Service (“IRS”) with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Please contact the Fund’s Transfer Agent at 1-877-665-1287 or consult your Financial Advisor or other intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Please consult your tax advisor to determine which available cost basis method is best for you.

Distribution and Shareholder Service Fees

The Fund is authorized under a distribution plan (the “Plan”) to use the assets attributable to the Fund’s Class A and Class C , as applicable, to finance certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities include marketing and other activities to support the distribution of the Class A and Class C Shares and the services provided to you by your Financial Advisor. The Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares.

Under the Plan, distribution and service fees paid by the Fund to the Underwriter will be at the rates shown in the table

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Shareowner Guide — How to Invest in Highland Socially Responsible Equity Fund

below. The Underwriter may pay all or a portion of these fees to Financial Advisors whose clients own shares of the Fund. In addition, these fees may include reimbursements to HCMFA for certain distribution- and service-related expenses actually incurred by HCMFA on behalf of the Fund, pursuant to reimbursement guidelines approved by the Board, and to the extent consistent with the Plan and the 1940 Act. The Underwriter may also make payments from the distribution and service fees they receive from the Fund to NexBank Securities, Inc., a FINRA member broker-dealer that is an affiliate of the Adviser. HCMFA and its affiliates may benefit from such arrangements. Because the distribution and service fees are payable regardless of the Underwriter’s expenses, the Underwriter may realize a profit from the fees. The Plans authorize any other payments by the Fund to the Underwriter and its affiliates to the extent that such payments might be construed to be indirect financing of the distribution of shares of the Fund. Because these fees are paid out of the Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of FINRA.

The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fees materially without approval by a vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated with respect to a class at any time by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares.

In addition to payments under the Plan, the Fund may from time to time pay account-based service fees to intermediaries such as broker-dealers, financial advisers, or other financial institutions. The services provided vary by financial intermediary and according to distribution channel and may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, shareholder or participant tax monitoring and reporting, maintenance of shareholder records, preparation of account statements and provision of customer service, and are not intended to include services that are primarily intended to result in the sale of Fund shares. These additional fees paid by the Fund to intermediaries may take three forms: (i) basis point payments on net assets; (ii) fixed dollar amount payments per shareholder account; and/or (iii) a combination of basis point payments on net assets and fixed dollar amount payments per shareholder account. These may include payments for 401(K) sub-accounting services, networking fees, and omnibus account servicing fees.

In addition, HCMFA and/or the Underwriter may, from time to time, at their own expense out of the revenues they receive from the Fund and/or their own financial resources, make cash payments to broker-dealers and other financial intermediaries (directly and not as an expense of the Fund) as an incentive to sell shares of the Fund and/or to promote retention of their customers’ assets in the Fund. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Fund shares to you. Such cash payments may be calculated on sales of shares of the Fund (“Sales-Based Payments”) or on the average daily net assets of the Fund attributable to that particular broker-dealer or other financial intermediary (“Asset-Based Payments”). Each of HCMFA and/or the Underwriter may agree to make such cash payments to a broker-dealer or other financial intermediary in the form of either or both Sales-Based Payments and Asset-Based Payments.

HCMFA and/or the Underwriter may also make other cash payments to broker-dealers or other financial intermediaries in addition to or in lieu of Sales-Based Payments and Asset-Based Payments, in the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives of those broker-dealers or other financial intermediaries and their families to places within or outside the United States; meeting fees; entertainment; transaction processing and transmission charges; advertising or other promotional expenses; allocable portions, based on shares of the Fund sold, of salaries and bonuses of registered representatives of an affiliated broker-dealer or other financial intermediary that is a Financial Advisor; or other expenses as determined in HCMFA’s or the Underwriter’s discretion, as applicable. In certain cases these other payments could be significant to the broker-dealers or other financial intermediaries. Any payments described above will not change the price paid by investors for the purchase of the shares of the Fund, the amount that the Fund will receive as proceeds from such sales, or the amounts payable under the Plan.

Each of HCMFA and/or the Underwriter determines the cash payments described above in its discretion in response to

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Highland Funds II Prospectus

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requests from broker-dealers or other financial intermediaries, based on factors it deems relevant. Broker-dealers or other financial intermediaries may not use sales of the Fund’s shares to qualify for any incentives to the extent that such incentives may be prohibited by law. Amounts paid by HCMFA and/or the Underwriter to any broker-dealer or other financial intermediary in connection with the distribution of any shares of the Fund will count towards the maximum imposed by FINRA on underwriter compensation in connection with the public offering of securities. In addition, HCMFA may utilize its own resources to compensate the Underwriter for distribution or service activities on behalf of the Fund. These payments are not reflected in the “Annual Fund Operating Expenses” table for the Fund.

Distribution and Shareholder Service Fee Rates

	Distribution Fee		Service Fee
Class A	0.00	%*	0.25	%*
Class C	0.75%		0.25%
Class Y	None		None
*	Under the Fund’s Plan, the Fund may pay up to 0.25% for distribution fees and/or shareholder servicing fees.

These distribution and service fees may be voluntarily reduced on a temporary basis for certain share classes, and may be returned to their stated levels, at any time, without prior notice.

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NET ASSET VALUE (NAV)

The NAV per share of each class of shares of the Fund is calculated as of 4:00 p.m., Eastern Time, on each day that the NYSE is open for business, except on days on which regular trading on the NYSE is scheduled to close before 4:00 p.m., when the Fund calculates NAV as of the scheduled close of regular trading. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day or on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The NAV per share of each class of shares of the Fund is computed by dividing the value of the Fund’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the class of shares by the total number of shares of the class outstanding at the time the determination is made. The price of a particular class of the Fund’s shares for the purpose of purchase and redemption orders will be based upon the calculation of NAV per share of the Fund next made after the purchase or redemption order is received in good order. The value of the Fund’s portfolio assets may change on days the Fund is closed and on which you are not able to purchase or sell your shares.

The Fund’s portfolio securities are valued in accordance with the Fund’s valuation policies approved by the Board. The value of the Fund’s investments is generally determined as follows:

•	Portfolio securities for which market quotations are readily available are valued at their current market value.

•

Foreign securities listed on foreign exchanges are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or redeem shares of the Fund.

•

Investments by the Fund in any other mutual fund are valued at their respective NAVs as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

•

All other portfolio securities, including derivatives and cases where market quotations are not readily available, or when the market price is determined to be unreliable, are valued at fair value as determined in good faith pursuant to procedures established by the Board subject to approval or ratification by the Board at its next regularly scheduled quarterly meeting. Pursuant to the Fund’s pricing procedures, securities for which market quotations are not readily available or for which the market price is determined to be unreliable, may include, but are not limited to, securities that are subject to legal or contractual restrictions on resale, securities for which no or limited trading activity has occurred for a period of time, or securities that are otherwise deemed to be illiquid (i.e., securities that cannot be disposed of within seven days at approximately the price at which the security is currently priced by the Fund which holds the security). Market quotations may also be not “readily available” if a significant event occurs after the close of the principal exchange on which a portfolio security trades (but before the time for calculation of a Fund’s NAV) if that event affects or is likely to affect (more than minimally) the NAV per share of the Fund. In determining the fair value price of a security, HCMFA may use a number of other methodologies, including those based on discounted cash flows, multiples, recovery rates, yield to maturity or discounts to public comparables.

•

Fair value pricing involves judgments that are inherently subjective and inexact; as a result, there can be no assurance that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.

Dividends and Other Distributions

The Fund declares and pays dividends of its ordinary income and any net realized capital gains according to the schedule below. Unless you instruct the Fund to pay dividends of net investment income and dividends of net realized capital gains to you in a check mailed to you, they will automatically be reinvested in your account. There are no fees or charges to reinvest dividends or other distributions. Dividends are generally taxable to you in the manner described below even if they are reinvested in additional shares of the Fund.

The Fund is generally subject to a 4% excise tax on net investment income and net realized capital gains that are not distributed on a calendar-year basis. To avoid this tax or Fund-level U.S. federal income taxes, the Fund may pay dividends of net investment income and net realized capital

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gains more frequently than shown in the schedule below. See “Taxation” below.

Distribution Schedule
• Dividends of investment income are typically declared and paid annually. • Short-term and long-term capital gains, if any, are typically declared and paid annually.

Taxation

The following discussion is a summary of some of the important U.S. federal income tax considerations generally applicable to an investment in the Fund. Your investment may have other tax implications. The discussion reflects provisions of the Code, existing Treasury regulations, rulings published by the IRS, and other applicable authorities, as of the date of this Prospectus. These authorities may be changed, possibly with retroactive effect, or subject to new legislative, administrative or judicial interpretations. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax law concerns affecting the Fund and its shareholders, or to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders, such as foreign persons, that may qualify for special treatment under U.S. federal income tax laws. The discussion set forth herein does not constitute tax advice. Please consult your tax advisor about foreign, federal, state, local or other tax laws applicable to you in light of your particular circumstances. For more information, including for a summary of certain tax consequences to foreign investors of investing in the Fund, please see “Income Tax Considerations” in the SAI.

Taxation of the Fund

The Fund has elected to be treated and intends to qualify annually for treatment as a regulated investment company (a “RIC”) under Subchapter M of the Code, including by complying with the applicable qualifying income and diversification requirements. If the Fund so qualifies and satisfies certain distribution requirements, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders in a timely manner in the form of dividends, including capital gain dividends (as defined below). As described in “Dividends and Other Distributions” above, the Fund intends to distribute at least annually all or substantially all of its net investment income and net realized capital gains. The Fund will be subject to a Fund-level income tax at regular corporate income tax rates on any taxable income or gains that it does not distribute to its shareholders.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement will be subject to a nondeductible 4% U.S. federal excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period ending on October 31 of the calendar year, and (iii) any undistributed amounts described in (i) and (ii) above from the prior year on which the Fund paid no U.S. federal income tax. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% U.S. federal excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

Additionally, if for any taxable year the Fund were not to qualify as a RIC, and were ineligible to or otherwise did not cure such failure, all of its taxable income and gain would be subject to a Fund-level tax at regular corporate income tax rates without any deduction for distributions to shareholders. This treatment would reduce the Fund’s net income available for investment or distribution to its shareholders. In addition, all distributions from earnings and profits, including any net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions might be eligible for the dividends-received deduction in the case of corporate shareholders or to be treated as “qualified dividend income” in the case of individual shareholders. The Fund also could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

The tax rules applicable to certain derivative instruments, as well as certain ETNs, in which the Fund may invest are uncertain under current law, including the provisions applicable to RICs under Subchapter M of the Code. For instance, the timing and character of income or gains arising from ETNs can be uncertain, including for purposes of the RIC qualification requirements under Subchapter M. Accordingly, while the Fund intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to one or more of these rules (which determination or guidance could be retroactive) may adversely affect the Fund’s ability to meet one or more of the relevant requirements to maintain its qualification as a RIC, as well as to avoid Fund-level taxes.

Certain of the Fund’s investment practices, including entering into futures, options and other derivative transactions, short sales, and its hedging activities, generally, as well as the Fund’s investments in certain types of securities, including certain preferred stock, debt obligations issued or purchased

33

Taxation

at a discount, foreign debt securities, and securities of REITs may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain or “qualified dividend income” into higher taxed short-term capital gain or ordinary income; (iii) accelerate the recognition of income; (iv) convert short-term losses into long-term losses; (v) cause the Fund to recognize income or gain without a corresponding receipt of cash; (vi) adversely affect the time as to when a purchase or sale of stock or other securities is deemed to occur; (vii) cause adjustments in the holding periods of the Fund’s securities; or (viii) otherwise adversely alter the characterization of certain complex financial transactions. These U.S. federal income tax provisions could therefore affect the amount, timing and/or character of distributions to Fund shareholders. The Fund intends to monitor its transactions, may make certain tax elections, and may be required to, among other things, dispose of securities (including at a time when it is not advantageous to do so) to mitigate the effect of these provisions, prevent the Fund’s disqualification as a RIC, or avoid incurring Fund-level U.S. federal income and/or excise tax. The Fund intends to monitor its transactions, may make certain tax elections, and may be required to, among other things, dispose of securities (including at a time when it is not advantageous to do so) to mitigate the effect of these provisions, prevent the Fund’s disqualification as a RIC, or avoid incurring Fund-level U.S. federal income and/or excise tax. The Fund’s investments in certain derivative instruments and certain commodity-related investments, including ETFs and ETNs providing exposure to a single commodity or a commodities index, are or may be limited by its intention to qualify as a RIC, and, in certain cases, may adversely affect the Fund’s ability to qualify as a RIC in a particular year.

Interest and other income, as well as gain or proceeds received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries on dividends, interest, capital gains or other income or proceeds. Tax treaties between the U.S. and other countries may reduce or eliminate such taxes. Foreign withholding and other taxes paid by the Fund will reduce the return from the Fund’s investments to the extent that the Fund is unable to claim foreign tax credits in respect of such taxes. Under some circumstances, the Fund may be eligible to make a special election that generally will require you to include in income your share of any foreign income taxes paid by the Fund or by certain underlying investment companies in which the Fund invests. You may be able either to deduct this amount from your income or claim it as a foreign tax credit. There is no assurance that the Fund will make this special election for a taxable year even if it is eligible to do so.

The Fund may have a high portfolio turnover during a year. High portfolio turnover can cause the Fund to realize greater amounts of short-term capital gains or other income than in the absence of such turnover and these amounts will generally be taxable to shareholders as ordinary income when distributed to them. As noted above, the Fund is generally required to distribute such additional income to its shareholders in respect of each taxable year.

Federal Income Taxation of Shareholders of the Fund

Taxation of Distributions. Distributions paid to you by the Fund from net capital gain realized by the Fund (that is, the excess of any net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that the Fund properly reports as capital gain dividends (“capital gain dividends”) generally are treated as long-term capital gain includible in net capital gain and taxable to individuals at reduced rates, regardless of how long you have held your shares. Distributions of investment income reported by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to net capital gains, provided holding periods and other requirements are met at both the shareholder and Fund level. All other dividends paid to you by the Fund (including dividends from short-term capital gain (that is, the excess of any net short-term capital gain over any net long-term capital loss)) from its current or accumulated earnings and profits, other than exempt-interest dividends (described below), generally are taxable to you as ordinary income. Corporations are taxed at the same rate on ordinary income as on capital gains.

Medicare Tax. A 3.8% Medicare contribution tax is imposed on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by the Fund, including any capital gain dividends but excluding any exempt-interest dividends, and net gains recognized on the taxable sale, redemption or exchange of shares of the Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

If, for any taxable year, the Fund’s total distributions exceed both its current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of your tax basis in the shares. The amount treated as a tax-free return of capital will reduce your tax basis in the shares, thereby increasing your potential gain or reducing your potential loss on a subsequent sale of the shares. Any amounts distributed to you in excess of your tax basis in the shares will be taxable to you as capital gain (assuming the shares are held as a capital asset).

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Highland Funds II Prospectus

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Dividends and other taxable distributions are taxable to you as described herein, whether received in cash or reinvested in additional shares of the Fund. Dividends and other distributions paid by the Fund generally are treated as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were a shareholder of record on a specified record date in one of those months, then such dividend will be treated for tax purposes as having been paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

The price of shares purchased at any time may reflect the amount of a forthcoming dividend or other distribution. If you purchase shares just prior to a distribution (other than a distribution of exempt-interest dividends or of net investment income that a Fund declares daily (see “Dividends and Other Distributions” above), you will receive a distribution that will be taxable to you even though it represents in part a return of your invested capital.

The Fund (or, if Fund shares are purchased through a Financial Advisor, the Financial Advisor) will send you information after the end of each calendar year setting forth the amount and tax status of any dividends or other distributions paid to you by the Fund. Dividends and other distributions may also be subject to state, local and other taxes.

Taxation of Sales, Exchanges and Redemptions. If you sell, exchange or otherwise dispose of any of your shares of the Fund (including (i) exchanging them for shares of another eligible fund (but not for shares of another class of the same Fund in a Same-Fund Exchange) as described in “Exchange of Shares” above or (ii) through a redemption) you will generally recognize a gain or loss in an amount equal to the difference between your tax basis in such shares of the Fund and the amount you receive upon disposition of such shares. If you hold your shares as capital assets, any such gain or loss will be long-term capital gain or loss if you have held (or are treated as having held) such shares for more than one year at the time of sale. All or a portion of any loss you realize on a taxable sale or exchange of your shares of the Fund will be disallowed if you acquire other shares of the same Fund (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

In addition, any loss realized upon a taxable sale or exchange of Fund shares held (or deemed held) by you for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by you with respect to those shares.

Backup Withholding and Information Reporting. The Fund (or, if Fund shares are purchased through a Financial Advisor, the Financial Advisor) may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to you if: (i) you fail to provide the Fund (or Financial Advisor) with your correct taxpayer identification number (in the case of an individual, generally, such individual’s social security number) or to make the required certification; or (ii) the Fund (or Financial Advisor) has been notified by the IRS that you are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

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Highland Funds II Prospectus

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Financial Highlights

The financial highlights tables that follow are intended to help you understand the financial performance for the Fund (formerly, the Highland Premier Growth Equity Fund) for the last five (or since inception) fiscal years or periods ended September 30.

Certain information may reflect financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the year ended September 30, 2018 has been audited by PricewaterhouseCoopers LLP (“PwC”) whose reports, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which are available upon request. This information for the years ended September 30, 2017, 2016, 2015, and 2014 has been audited and reported on by another independent registered public accounting firm.

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Financial Highlights

Highland Socially Responsible Equity Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended September 30,

	2018	2017	2016	2015	2014

Net Asset Value, Beginning of Period	$31.18	$34.45	$32.32	$34.99	$31.22

Income from Investment Operations:

Net investment income/(loss)(a)	(0.03)	(0.03)	0.02	0.04	0.06

Net realized and unrealized gain/(loss)	4.16	4.15	4.73	(0.25)	5.70

Total from investment operations	4.13	4.12	4.75	(0.21)	5.76

Less Distributions Declared to Shareholders:

From net investment income	—	—	—	—	(0.04)

From net realized gains	(6.70)	(7.39)	(2.62)	(2.46)	(1.95)

Total distributions declared to shareholders	(6.70)	(7.39)	(2.62)	(2.46)	(1.99)

Net Asset Value, End of Period(b)	$28.61	$31.18	$34.45	$32.32	$34.99

Total Return(b)(c)	15.14%	15.46%	14.84%	(1.10)%	19.08%

Ratios to Average Net Assets(d):

Net assets, end of period (in 000’s)	$102,528	$107,865	$117,817	$169,434	$167,187

Gross operating expenses(e)	1.19%	1.27%	1.28%	1.13%	1.16%

Net investment income/(loss)	(0.12)%	(0.10)%	0.07%	0.13%	0.17%

Portfolio turnover rate	258%	83%	77%	18%	20%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.

(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.

(e)	Supplemental expense ratios are shown below:

	For the Years Ended September 30,

	2018	2017	2016	2015	2014

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	1.19%	1.27%	1.28%	1.13%	1.16%

Interest expense and commitment fees	—	0.04%	0.04%	0.01%	—

Dividends and fees on securities sold short	—	—	0.03%	—	—

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Financial Highlights

Highland Socially Responsible Equity Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended September 30,

	2018	2017	2016	2015	2014

Net Asset Value, Beginning of Period	$23.37	$27.85	$26.76	$29.57	$26.82

Income from Investment Operations:

Net investment loss(a)	(0.17)	(0.19)	(0.18)	(0.18)	(0.16)

Net realized and unrealized gain/(loss)	2.96	3.10	3.89	(0.17)	4.86

Total from investment operations	2.79	2.91	3.71	(0.35)	4.70

Less Distributions Declared to Shareholders:

From net realized gains	(6.70)	(7.39)	(2.62)	(2.46)	(1.95)

Total distributions declared to shareholders	(6.70)	(7.39)	(2.62)	(2.46)	(1.95)

Net Asset Value, End of Period(b)	$19.46	$23.37	$27.85	$26.76	$29.57

Total Return(b)(c)	14.28%	14.58%	13.98%	(1.82)%	18.21%

Ratios to Average Net Assets(d):

Net assets, end of period (in 000’s)	$10,453	$13,365	$21,466	$19,096	$16,290

Gross operating expenses(e)	1.95%	2.02%	2.03%	1.88%	1.91%

Net investment income/(loss)	(0.85)%	(0.84)%	(0.69)%	(0.63)%	(0.58)%

Portfolio turnover rate	258%	83%	77%	18%	20%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.

(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.

(e)	Supplemental expense ratios are shown below:

	For the Years Ended September 30,

	2018	2017	2016	2015	2014

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	1.95%	2.02%	2.03%	1.88%	1.91%

Interest expense and commitment fees	—	0.04%	0.05%	0.01%	—

Dividends and fees on securities sold short	—	—	0.04%	—	—

38

Financial Highlights

Highland Socially Responsible Equity Fund, Class Y

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended September 30,

	2018	2017	2016	2015	2014

Net Asset Value, Beginning of Period	$32.66	$35.65	$33.29	$35.89	$31.96

Income from Investment Operations:

Net investment income(a)	0.04	0.04	0.10	0.14	0.14

Net realized and unrealized gain/(loss)	4.38	4.36	4.88	(0.28)	5.85

Total from investment operations	4.42	4.40	4.98	(0.14)	5.99

Less Distributions Declared to Shareholders:

From net investment income	—	—	—	—	(0.11)

From net realized gains	(6.70)	(7.39)	(2.62)	(2.46)	(1.95)

Total distributions declared to shareholders	(6.70)	(7.39)	(2.62)	(2.46)	(2.06)

Net Asset Value, End of Period(b)	$30.38	$32.66	$35.65	$33.29	$35.89

Total Return(b)(c)	15.38%	15.78%	15.12%	(0.87)%	19.40%

Ratios to Average Net Assets(d):

Net assets, end of period (in 000’s)	$35,088	$34,893	$35,939	$35,521	$31,036

Gross operating expenses(e)	0.94%	1.02%	1.03%	0.88%	0.91%

Net investment income (loss)	0.13%	0.14%	0.29%	0.38%	0.42%

Portfolio turnover rate	258%	83%	77%	18%	20%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.

(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.

(e)	Supplemental expense ratios are shown below:

	For the Years Ended September 30,

	2018	2017	2016	2015	2014

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	0.94%	1.02%	1.03%	0.88%	0.91%

Interest expense and commitment fees	—	0.04%	0.05%	0.01%	—

Dividends and fees on securities sold short	—	—	0.03%	—	—

39

Mailings to Shareholders

In order to reduce duplicative mail and expenses of the Fund, we may, in accordance with applicable law, send a single copy of the Fund’s Prospectus and shareholder reports to your household even if more than one family member in your household owns shares of the Fund. Additional copies of the Prospectus and shareholder reports may be obtained by calling 1-877-665-1287. If you do not want us to consolidate your Fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will furnish separate mailings, in accordance with instructions, within 30 days of your request.

40

Highland Funds II Prospectus

July 16, 2019

Investment Adviser

Highland Capital Management Fund Advisors, L.P.

300 Crescent Court, Suite 700

Dallas, Texas 75201

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W. 7th Street, Suite 219424

Kansas City, Missouri 64105-1407

Custodian

BNY Mellon

240 Greenwich Street

New York, NY 10286

Distributor

NexPoint Securities, Inc. (formerly, Highland Capital Funds Distributor, Inc.)

300 Crescent Court, Suite 700

Dallas, Texas 75201

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2121 N. Pearl Street

Suite 2000

Dallas, Texas 75201

41

PO Box 219424

Kansas City, Missouri 64121-9424

http://highlandfunds.com

Highland Funds II

You will find additional information about the Fund in the following documents:

Appendix—Intermediary Sales Charge Discounts and Waivers contains more information about specific sales charge discounts and waivers available for shareholders who purchase Fund shares through a Specified Intermediary. The Appendix is incorporated herein by reference (it is legally part of this Prospectus).

Statement of Additional Information (SAI): The SAI contains additional information about the Fund’s investment strategies and policies and is incorporated by reference and is legally considered a part of this Prospectus.

Annual/Semi-Annual Reports to Shareholders: Additional information about the Fund’s investments will be available in the Fund’s semi-annual reports to shareholders. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

You may review and copy information about the Fund (including the SAI and other reports) at the U.S. Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, D.C. Please call the SEC at 1-202-551-8090 for information on the hours and operation of the Public Reference Room. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

You may obtain a free copy of the SAI or the Fund’s annual/semi-annual reports and make shareholder inquiries by contacting:

Telephone 1-877-665-1287

Website http://highlandfunds.com

Standard Mail:

Highland Funds

PO Box 219424

Kansas City, Missouri 64121-9424

Overnight Mail:

Highland Funds

430 W 7th Street Suite 219424

Kansas City, Missouri 64105-1407

The Trust’s Investment Company Act Registration Number: 811-07142	HFII-ESG-PRO-0719

HIGHLAND FUNDS II

STATEMENT OF ADDITIONAL INFORMATION

February 1, 2019 (updated: July 16, 2019)

300 Crescent Court, Suite 700, Dallas, Texas 75201

For information, call 1-877-665-1287

	Class A	Class C	Class T	Class Y
Equity Funds
Highland Energy MLP Fund	HEFAX	HEFCX	—	HEFYX
Highland Socially Responsible Equity Fund (formerly, Highland Premier Growth Equity Fund)	HPEAX	HPECX	—	HPEYX
Highland Small-Cap Equity Fund	HSZAX	HSZCX	—	HSZYX

Income Funds
Highland Fixed Income Fund	HFBAX	HFBCX	—	HFBYX
Highland-First Foundation Income Fund	HNFAX*	HNFCX*	HNFTX*	HNFYX*

Asset Allocation Funds
Highland Total Return Fund	HTAAX	HTACX	—	HTAYX

*	Class A Shares, Class C Shares, Class T Shares and Class Y Shares are not currently offered by Highland First-Foundation Income Fund

This Statement of Additional Information (“SAI”) supplements the information contained in the Statutory Prospectus of Highland Funds II (the “Trust”) dated February 1, 2019, as amended, (the “Prospectus”), and should be read in conjunction with the Prospectus. The Trust is an open-end management investment company issuing shares in six separate publicly offered series. This SAI, although not a prospectus, is incorporated in its entirety by reference into the Prospectus. Copies of the Prospectus describing each series of the Trust listed above (the “Funds” or “Highland Funds”) may be obtained without charge by calling the Trust at the telephone number listed above. The Funds’ financial statements and financial highlights for the fiscal year ended September 30, 2018, including the independent registered public accounting firm’s report thereon, included in the Funds’ Annual Reports, are incorporated by reference into this SAI and have been so incorporated in reliance upon the report of the independent registered public accounting firm, given on its authority as an expert in auditing and accounting. Highland-First Foundation Income Fund is not included in the Funds’ most recent annual report for the fiscal year ended September 30, 2018 because it had not commenced investment operations as of that date. For a free copy of the Funds’ Annual or Semi-Annual Reports, please call 1-877-665-1287. Information regarding the status of shareholder accounts may be obtained by calling the Trust at the telephone number listed above or by writing to the Trust c/o DST Asset Manager Solutions, Inc., 430 W 7th Street, Suite 219424, Kansas City, MO 64105-1407. Terms that are defined in the Prospectus shall have the same meanings in this SAI.

1

INVESTMENT STRATEGIES AND RISKS

The Prospectus discusses the investment objectives and investment strategies of the Funds. The Trust is an open-end management investment company organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to a Declaration of Trust dated August 10, 1992. This SAI relates to the following Funds: Highland Energy MLP Fund (the “Energy MLP Fund”), Highland Socially Responsible Equity Fund (the “Socially Responsible Equity Fund” (formerly, the “Premier Growth Equity Fund”)), Highland Small-Cap Equity Fund (the “Small-Cap Equity Fund”), Highland Fixed Income Fund (the “Fixed Income Fund”), Highland-First Foundation Income Fund (the “Income Fund”) and Highland Total Return Fund (the “Total Return Fund”).

Each Fund, with the exception of the Energy MLP Fund and the Income Fund, has elected to be classified as a diversified fund for the purposes of the Investment Company Act of 1940, as amended (the “1940 Act”). Diversified funds may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer. Each of the Energy MLP Fund and the Income Fund has elected to be classified as a non-diversified fund, which means that the Fund may invest more of its assets in a smaller number of companies than the diversified funds.

Because the Energy MLP Fund concentrates its investments in master limited partnerships (“MLPs”), the Fund is not eligible for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, the Energy MLP Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. As a result, the Energy MLP Fund is subject to U.S. federal income tax on its taxable income at the rates applicable to corporations as well as state and local income taxes. See “Income Tax Considerations” in this SAI.

Highland Capital Management Fund Advisors L.P. (“HCMFA” or the “Adviser”) is the investment adviser to the Funds. First Foundation Advisors (“FFA” or the “Sub-Adviser”) is the investment sub-adviser for the Fixed-Income Fund, Income Fund and Total Return Fund.

Effective September 28, 2012, the Fixed Income Fund acquired all of the assets, and assumed all liabilities, of Highland Government Securities Fund and Highland Short-Term Government Fund.

The principal investment objective or objectives of the Socially Responsible Equity Fund, Small-Cap Equity Fund, Fixed Income Fund and Total Return Fund are fundamental and cannot be changed without the approval of a majority of the outstanding voting shares of beneficial interest of that Fund. The principal investment objective or objectives of the Energy MLP Fund and the Income Fund are not fundamental and can be changed without the approval of a majority of the outstanding voting shares of beneficial interest of the Funds. Certain of each Fund’s investment restrictions are fundamental and cannot be changed without shareholder approval, while certain other investment restrictions, as well as the investment policies, of each Fund are not fundamental and may be changed by the Trust’s Board of Trustees (the “Board”) without shareholder approval.

There can be no assurance that any of the Funds will achieve their investment objective or objectives. Investors should not consider any one Fund alone to be a complete investment program. All of the Funds are subject to the risk of changing economic conditions, as well as the risks inherent in the ability of a portfolio manager to make changes in the composition of the Fund in anticipation of changes in economic, business and financial conditions. As with any security, a risk of loss is inherent in an investment in the shares of any of the Funds. The securities, investments, and investment practices used by each Fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline in value. With respect to debt securities, there exists the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument. In addition, the value of debt instruments generally rise and fall inversely with prevailing current interest rates. As described below, an investment in certain of the Funds entails special additional risks as a result of their ability to invest a substantial portion of their assets in foreign securities.

Supplemental information concerning certain of the securities and other instruments in which the Funds may invest, the investment policies and strategies that the Funds may utilize and certain risks attendant to those investments, policies and strategies is provided below. The following is a combined description of investment strategies and risks for the Funds, and certain strategies and risks described below may not apply to each Fund. Unless otherwise indicated, all Funds are permitted to engage in the following investment strategies and techniques. The Funds are not obligated to pursue the following strategies or techniques and do not represent that these strategies or techniques are available now or will be available at any time in the future. A Fund will not purchase all of the following types of securities or employ all of the following strategies unless doing so is consistent with its investment objective.

Money Market Instruments. The types of money market instruments in which each Fund may invest either directly or indirectly are as follows: (i) securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“Government Securities”); (ii) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers; (iii) commercial paper and notes, including those with variable and floating rates of interest; (iv) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks; (v) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; (vi) debt securities issued by foreign issuers; and (vii) repurchase agreements.

Each of the Funds may invest in the following types of Government Securities: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an entity controlled by or supervised by, and acting as an instrumentality of, the Government of the United States pursuant to authority granted by the United States Congress, such as the following: the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“Ginnie Mae”), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks Funding Corporation, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (“Fannie Mae”), Federal Deposit Insurance Corporation (“FDIC”), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Certain of the Government Securities that may be held by the Funds are instruments that are supported by the full faith and credit of the United States (i.e., U.S. Treasury bills and notes and obligations of Ginnie Mae), whereas other Government Securities that may be held by the Funds are supported by the right of the issuer to borrow from the U.S. Treasury (i.e., Fannie Mae) or are supported solely by the credit of the instrumentality (i.e., obligations of Freddie Mac). In September 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship to control their operations. Certain financing arrangements were put in place to support their bonds, but they are not backed by the full faith and credit of the U.S. Government. Also included as U.S. Government Securities are bank-issued debt instruments that are guaranteed by the FDIC under its Temporary Liquidity Guarantee Program, which is backed by the full faith and credit of the U.S. Government. Other securities issued by a Government agency or related entity also may be considered Government Securities even though they are considered derivatives or use complex structures, such as stripped mortgage-backed securities, or interest-only or principal-only securities. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, a Fund will invest in obligations issued by an instrumentality of the U.S. Government only if the portfolio manager determines that the instrumentality’s credit risk does not make its securities unsuitable for investment by the Fund. For purposes of a repurchase agreement entered into by a Fund, however, Government Securities serving as collateral for that repurchase agreement means only those types of Government Securities that permit the Fund to look-through the repurchase agreement to that collateral for the purposes permitted by the 1940 Act, to the extent it is necessary or appropriate for the Fund to look through to that collateral.

Each Fund may also invest in money market instruments issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities. Money market instruments held by a Fund, which has different requirements, may be rated no lower than A-2 by Standard & Poor’s, a division of The McGraw Hill Companies, Inc. (“S&P”) or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”) or the equivalent from another nationally recognized statistical rating organization (“NRSRO”), or if unrated, must be issued by an issuer having an outstanding unsecured debt issue then rated within the three highest categories. A description of the rating systems of Moody’s and S&P is contained in Appendix A. At no time will the investments of a Fund in bank obligations, including time deposits, exceed 25% of the value of the Fund’s assets.

Cash and Temporary Defensive Positions. During periods when the portfolio manager believes there are adverse market, economic, political or currency conditions domestically or abroad, the portfolio manager may assume, on behalf of a Fund, a temporary defensive posture and (i) without limitation hold cash, or (ii) restrict the securities markets in which the Fund’s assets are invested by investing those assets in securities markets deemed by the portfolio manager to be conservative in light of the Fund’s investment objectives and policies. Under normal circumstances, each Fund may invest a portion of its total assets in cash: (i) pending investment; (ii) for investment purposes; (iii) for cash management purposes, such as to meet redemptions, or pay operating expenses; and (iv) during the repositioning of a Fund’s portfolio. A Fund may also hold cash under circumstances where the liquidation of a Fund has been approved by the Board and therefore investments in accordance with the Fund’s investment objectives and policies would no longer be appropriate. To the extent that a Fund holds cash, it may not achieve its investment objective.

Cash. Includes bank deposits and highly rated, liquid short-term instruments, such as money market instruments. Certain of these instruments may be referred to as cash equivalents.

Bank Obligations. Domestic commercial banks organized under Federal law are supervised and examined by the U.S. Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the FDIC. Foreign branches of U.S. banks and foreign banks are not regulated by U.S. banking authorities and generally are not bound by mandatory reserve requirements, loan limitations, accounting, auditing and financial reporting standards comparable to U.S. banks. Obligations of foreign branches of U.S. banks and foreign banks are subject to the risks associated with investing in foreign securities generally. These obligations entail risks that are different from those of investments in obligations in domestic banks, including foreign economic and political developments outside the United States, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding or other taxes on income, gains or proceeds.

A U.S. branch of a foreign bank may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (i) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (ii) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, less information may be available to the public about a U.S. branch of a foreign bank than about a U.S. bank.

The Funds may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

The Funds also may invest in fixed time deposits, whether or not subject to withdrawal penalties. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Investments in time deposits maturing in more than seven days will be subject to the Funds’ restrictions that limit investments in illiquid securities.

The Funds may purchase the obligations generally in federally insured banks and savings and loan associations (collectively referred to as “banks”) that are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Equity Securities. Equity securities in which a Fund may invest include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock and Preferred Stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price. The Funds may invest in preferred stock with any credit rating, including below investment grade securities or unrated securities of similar credit quality (commonly known as “high yield securities” or “junk securities”. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth.

Convertible Securities. Certain Funds may invest in convertible securities and non-investment grade convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stock in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Debt Securities. A debt instrument held by a Fund will be affected by general changes in interest rates that will in turn result in increases or decreases in the market value of those obligations. The market value of debt instruments in a Fund’s portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of a Fund, if it is holding a significant amount of debt instruments, will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund’s yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund’s current yield. In periods of rising interest rates, the opposite result can be expected to occur.

The corporate debt securities in which a Fund may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate’s current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations redeemable upon not more than 30 days’ notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer or the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

A Fund’s investments in certain debt instruments can cause the Fund to accrue income for tax purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require a Fund to liquidate other portfolio securities (including when not advantageous to do so) to satisfy the Fund’s distribution obligations (see “Income Tax Considerations” below), in which case the Fund will forego the purchase of additional income producing assets with these funds.

Ratings as Investment Criteria. The ratings of NRSROs such as S&P or Moody’s represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by the portfolio manager as initial criteria for the selection of portfolio securities on behalf of the Funds, the portfolio manager also relies upon its own analysis to evaluate potential investments.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Although neither event will require the sale of the securities by a Fund, the portfolio manager will consider the event in its determination of whether the Fund should continue to hold the securities. To the extent that a NRSRO’s ratings change as a result of a change in the NRSRO or its rating system, the Funds will attempt to use comparable ratings as standards for their investments in accordance with their investment objectives and policies.

Certain Investment-Grade Debt Obligations. Although obligations rated BBB by S&P or Baa by Moody’s are considered investment grade, they may be viewed as being subject to greater risks than other investment grade obligations. Obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest and those rated Baa by Moody’s are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well.

Below Investment-Grade Debt Securities (“Junk Securities”). Certain Funds are authorized to invest in securities rated lower than investment grade (sometimes referred to as “junk securities”) without limit. Below investment-grade and comparable unrated securities (collectively referred to as “below investment-grade” securities) likely have quality and protective characteristics that, in the judgment of a rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions, and are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. Securities in the lowest rating categories may be in default or may present substantial risks of default.

The market values of certain below investment-grade securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, below investment-grade securities generally present a higher degree of credit risk. Issuers of below investment-grade securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by these issuers is significantly greater because below investment-grade securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for below investment-grade securities may diminish the Trust’s ability to obtain accurate market quotations for purposes of valuing the securities held by a Fund and calculating the Fund’s net asset value (“NAV”).

Real Estate and Real Estate Related Investments. Certain Funds may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income. REITs generally can be classified as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. A mortgage REIT invests the majority of its assets in real estate mortgage loans and receives its income primarily from interest payments. A hybrid REIT combines the characteristics of an equity REIT and a mortgage REIT. Although certain Funds can invest in all three kinds of REITs, its emphasis is expected to be on investments in equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for the favorable tax treatment available to REITs and their shareholders under the Code, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also will bear indirectly expenses of the REITs in which it invests. Expenses from investments in REITs are not reflected in the “Annual Fund Operating Expenses” table or “Expense Example” in the Prospectus.

The Total Return Fund may invest in securities of issuers principally engaged in or related to the real estate industry (as described below) as well as publicly traded limited partnerships related to the real estate industry. To the extent that it invests in such securities, the Total Return Fund is subject to the risks associated with such securities described below. However, the Total Return Fund may also invest directly in real estate to a limited extent, such as through the ownership of a building or portion of a building and related land. Therefore, to the extent the Total Return Fund invests in direct interests in real estate, it would be particularly subject to the risks associated with the direct ownership of real estate. The principal risk of owning real estate is illiquidity. When the market value of real estate assets is in decline, selling such assets at a reasonable price may be difficult or impossible. Other risks of owning real estate include: declines in the value of real estate, adverse changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates, lack of availability of financing, costs resulting from clean-up of environmental problems or liability to third parties for damages arising from environmental problems, and natural disasters, acts of war and terrorist attacks.

An issuer is principally “engaged in” or principally “related to” the real estate industry if at least 50% of its total assets (marked-to-market), gross income, or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. Issuers engaged in the real estate industry include equity REITs (which directly own real estate), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools) real estate brokers and developers, companies that manage real estate, and companies that own substantial amounts of real estate. Issuers in businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.

There are risks associated with investing in, among other things, the securities of issuers that own, construct, manage, or sell residential, commercial, or industrial real estate, which are essentially all of the risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate, adverse changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates, lack of availability of financing, costs resulting from clean-up of environmental problems or liability to third parties for damages arising from environmental problems, and natural disasters, acts of war and terrorist attacks. Further, it is subject to the risk that the value of such securities will be adversely affected by one or more of the foregoing risks.

Because the Total Return Fund may acquire debt securities of issuers primarily engaged in or related to the real estate industry, it also could conceivably own real estate directly as a result of a default on such securities. Any rental income or income from the disposition of real estate that the Total Return Fund holds directly could adversely affect its ability to retain its tax status as a RIC. See “Income Tax Considerations” in this SAI.

In addition to the risks discussed above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skill and are not diversified. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Code and to maintain an exemption under the 1940 Act. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document. Such trusts run the risk of liquidating at an economically inopportune time. See “Investment Strategies and Risks” in this SAI for more information about REITs.

Investments in Physical Commodities. The Total Return Fund may invest in physical commodities such as gold and other precious metals, raw materials, agricultural products, and energy resources including oil and natural gas. Physical commodities often experience sharp price volatility as a result of a number of domestic and global factors including resource availability, fluctuations in supply and demand and in market perceptions of the same, economic cycles, speculation in commodities and manipulation of certain commodities markets. In addition, economic factors such as changes in interest rates, currency fluctuations, and changes in inflation or expectations of future inflation movements can impact prices of physical commodities. Furthermore, physical commodities are also subject to geopolitical factors including political upheaval and wars, social and economic conditions within commodity producing countries, government regulation of the production and sale of commodities (including restrictions on private or foreign ownership or development of commodities), and general trade or currency restrictions between countries.

Repurchase Agreements. Each Fund may engage in repurchase agreement transactions with respect to instruments that are consistent with its investment objectives. The Funds may engage in repurchase agreement transactions with certain member banks of the Federal Reserve System and with certain dealers listed on the Federal Reserve Bank of New York’s list of reporting dealers. Under the terms of a typical repurchase agreement, which is deemed a loan for purposes of the 1940 Act, a Fund would acquire an underlying obligation for a relatively short period (usually from one to seven days) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund’s holding period. The value of the securities underlying a repurchase agreement of a Fund are monitored on an ongoing basis by the Adviser or a Sub-Adviser, subject to the Adviser’s supervision, to ensure that the value is at least equal at all times to the total amount of the repurchase obligation, including interest. The Sub-Adviser, subject to the Adviser’s supervision, also monitors, on an ongoing basis to evaluate potential risks, the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements.

If a Fund enters into a repurchase agreement, it will bear a risk of loss in the event that the other party to the transaction defaults on its obligation and a Fund is delayed or prevented from exercising its rights to dispose of the underlying securities. A Fund will, in particular, be subject to the risk of a possible decline in the value of the underlying securities during the period in which a Fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

Reverse Repurchase Agreements. Certain Funds may engage in reverse repurchase agreements, subject to their investment restrictions. A reverse repurchase agreement, which is considered a borrowing by a Fund, involves a sale by the Fund of securities that it holds concurrently with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. A Fund uses the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests and to make cash payments of dividends and distributions when the sale of the Fund’s securities is considered to be disadvantageous. Cash, Government Securities or other liquid assets equal in value to a Fund’s obligations with respect to reverse repurchase agreements are segregated and maintained with the Trust’s custodian or a designated sub-custodian.

A reverse repurchase agreement involves the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Restricted and Illiquid Investments. Each Fund may invest up to 10% of its assets in restricted securities. Restricted securities are securities that are subject to contractual or legal restrictions on transfer, excluding for purposes of this restriction, Rule 144A securities that have been determined to be liquid by the Board based upon the trading markets for the securities. In addition, each Fund may invest up to 15% of its assets in “illiquid investments.” Illiquid investments are securities that cannot be disposed of by a Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid investments that are held by a Fund may take the form of options traded over-the-counter (“OTC”), repurchase agreements maturing in more than seven days, certain mortgage related securities and securities subject to restrictions on resale a Sub-Adviser, subject to the Adviser’s supervision, has determined are not liquid under guidelines established by the Board.

Restricted securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. A Fund’s investments in illiquid investments are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that the Adviser or a Sub-Adviser deems representative of their value, the value of the Fund’s net assets could be adversely affected.

Rule 144A Securities. Each of the Funds may purchase Rule 144A securities. Certain Rule 144A securities may be considered illiquid and therefore subject to a Fund’s limitation on the purchase of illiquid investments, unless the Board determines on an ongoing basis that an adequate trading market exists for the Rule 144A securities. A Fund’s purchase of Rule 144A securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A securities held by the Fund. The Board has established standards and procedures for determining the liquidity of a Rule 144A security and monitors HCMFA’s and each Sub-Adviser’s implementation of the standards and procedures.

When-Issued, Forward Commitment and Delayed-Delivery Securities. To secure prices or yields deemed advantageous at a particular time, each Fund may purchase securities on a when-issued, forward commitment or delayed-delivery basis, in which case, delivery of the securities occurs beyond the normal settlement period; no payment for or delivery of the securities is made by, and no income accrues to, the Fund, however, prior to the actual delivery or payment by the other party to the transaction. Each Fund will enter into when-issued, forward commitment or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by a Fund may include securities purchased on a “when, as and if issued” basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. Cash or other liquid assets in an amount equal to the amount of each Fund’s when-issued, forward commitment or delayed-delivery purchase commitments will be segregated with the Trust’s custodian, or with a designated sub-custodian, in order to avoid or limit any leveraging effect that may arise in the purchase of a security pursuant to such a commitment.

Securities purchased on a when-issued or delayed-delivery basis may expose a Fund to risk because the securities may experience fluctuations in value prior to their delivery. Purchasing securities on a when-issued, forward commitment or delayed-delivery basis can involve the additional risk that the return available in the market when the delivery takes place may be higher than that applicable at the time of the purchase. This characteristic of when-issued, forward commitment and delayed-delivery securities could result in exaggerated movements in a Fund’s NAV.

When a Fund engages in when-issued, forward commitment or delayed-delivery securities transactions, it relies on the selling party to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Warrants. Each of the Funds may invest in warrants. Because a warrant, which is a security permitting, but not obligating, its holder to subscribe for another security, does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because a warrant does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date. Investment by a Fund, other than the Energy MLP Fund, in warrants (when valued at the lower of cost or market) may not exceed 5% of the value of the Fund’s net assets. The Energy MLP Fund may invest without limitation in warrants. Warrants acquired by a Fund in units or attached to securities may be deemed to be without value.

Smaller Capitalization Companies. Investing in securities of small- and medium-capitalization companies may involve greater risks than investing in larger, more established issuers. Such smaller capitalization companies may have limited product lines, markets or financial resources and their securities may trade less frequently and in more limited volume than the securities of larger or more established companies. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established issuers. As a result, the prices of securities of smaller capitalization companies may fluctuate to a greater degree than the prices of securities of other issuers. Although investing in securities of smaller capitalization companies offers potential for above-average returns, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value.

Non-U.S. Securities. Investing in securities issued by non-U.S. issuers and governments, including securities issued in the form of depositary receipts, involves considerations and potential risks not typically associated with investing in obligations issued by the U.S. Government and U.S. corporations. Less information may be available about non-U.S. companies than about U.S. companies, and non-U.S. companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding and other taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than those charged in the United States and non-U.S. securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, limitations on the use or removal of funds or other assets (including the withholding of dividends), and potential difficulties in enforcing contractual obligations, and could be subject to extended clearance and settlement periods. Income, gains and other proceeds earned by a Fund in respect of non-U.S. securities may be subject to foreign withholding and other taxes, which will reduce a Fund’s return on such securities. For purposes of determining whether securities held by a Fund are securities of a non-U.S. issuer, a company is considered to be a non-U.S. issuer if the company’s securities principally trade on a market outside of the United States, the company derives a majority of its revenues or profits outside of the United States, the company is not organized in the United States, or if the Adviser or the Sub-Adviser (if applicable) determines that the company is significantly exposed to the economic fortunes and risks of regions outside the United States.

Depositary Receipts. Certain Funds may invest in securities of foreign issuers in the form of American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”), which are sometimes referred to as Continental Depositary Receipts (“CDRs”). ADRs are publicly traded on exchanges or OTC in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than a sponsored ADR. Each of these Funds may invest in ADRs through both sponsored and unsponsored arrangements. EDRs and CDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities.

Currency Exchange Rates. A Fund’s share value may change significantly when the currencies, other than the U.S. dollar, in which the Fund’s portfolio investments are denominated, strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Euro-Related Risk. The global economic crisis brought several small economies in Europe to the brink of bankruptcy and many other economies into recession and weakened the banking and financial sectors of many European countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland have all experienced large public budget deficits, the effects of which are still yet unknown and may slow the overall recovery of the European economies from the global economic crisis. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or other central banks or supranational agencies such as the International Monetary Fund. Assistance may be dependent on a country’s implementation of reforms or reaching a certain level of performance. Failure to reach those objectives or an insufficient level of assistance could result in a deep economic downturn which could significantly affect the value of a Fund’s European investments.

The Economic and Monetary Union of the European Union (“EMU”) is comprised of the European Union members that have adopted the euro currency. By adopting the euro as its currency, a member state relinquishes control of its own monetary policies. As a result, European countries are significantly affected by fiscal and monetary policies implemented by the EMU and European Central Bank. The euro currency may not fully reflect the strengths and weaknesses of the various economies that comprise the EMU and Europe generally.

It is possible that one or more EMU member countries could abandon the euro and return to a national currency and/or that the euro will cease to exist as a single currency in its current form. The effects of such an abandonment or a country’s forced expulsion from the euro on that country, the rest of the EMU, and global markets are impossible to predict, but are likely to be negative. The exit of any country out of the euro may have an extremely destabilizing effect on other eurozone countries and their economies and a negative effect on the global economy as a whole. Such an exit by one country may also increase the possibility that additional countries may exit the euro should they face similar financial difficulties. In addition, in the event of one or more countries’ exit from the euro, it may be difficult to value investments denominated in euros or in a replacement currency. On June 23, 2016, the United Kingdom approved a referendum to leave the European Union. On March 29, 2017 the United Kingdom invoked Article 50 of the Lisbon Treaty which gives the United Kingdom and the European Union two years to agree to the terms of the United Kingdom’s exit. The United Kingdom is currently scheduled to leave the European Union on Friday March 29, 2019. While the United Kingdom is not a part of the euro currency system, significant uncertainty remains in the market regarding the ramifications of that development, and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict.

Developing Countries/Emerging Market Countries. Investing in securities issued by companies located in developing countries or emerging market countries involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of developing countries or emerging market countries that may affect investment in their markets include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities issued by companies located in developing countries or emerging markets countries and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Lending Portfolio Securities. Each of the Funds may seek additional income by making secured loans of its portfolio securities through its custodian, BNY Mellon (“BNY”) Such loans will be in an amount not greater than 30% of the value of a Fund’s total assets. BNY will charge a Fund fees based on a percentage of the securities lending income. A Fund will receive collateral consisting of cash (which may include U.S. and foreign currency), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, sovereign debt, convertible bonds, irrevocable bank letters of credit or other such collateral as may be agreed on by the parties to a securities lending arrangement, initially with a value of 102% or 105% of the market value of the loaned securities and thereafter maintained at a value of 100% of the market value of the loaned securities, depending on the nature of the loaned securities and the collateral received, as set forth in the Trust’s securities lending agreement. If the collateral consists of non-cash collateral, the borrower will pay a loan premium fee. If the collateral consists of cash, the Fund will reinvest the cash. The collateral must be marked to market daily by BNY or other party as designated in the securities lending agreement, to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, a Fund will recall the loaned securities upon reasonable notice in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund also may call such loans in order to sell the securities.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. A Fund also bears the risk that the value of investments made with collateral may decline. Although a Fund has the right to call loans at any time on reasonable notice and will do so if holders of a loaned security are asked to vote upon or consent to material matters, the Fund bears the risk of delay in the return of the security, impairing the Fund’s ability to vote on such matters.

Securities lending also exposes a Fund to counterparty risk, as the borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. There can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. If the counterparty defaults, a Fund will have contractual remedies, but the Fund may be unable to enforce its contractual rights.

Securities of Other Investment Companies. The Funds may invest in investment companies such as open-end funds (mutual funds), closed-end funds and exchange traded funds (also referred to as “Underlying Funds”). Such investments are subject to limitations prescribed by the 1940 Act unless a U.S. Securities and Exchange Commission (the “SEC”) exemption is applicable or as may be permitted by rules under the 1940 Act or SEC staff interpretations thereof. The 1940 Act limitations currently provide, in part, that the Funds may not purchase shares of an investment company if (a) such a purchase would cause a Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company; (b) such a purchase would cause a Fund to have more than 5% of its total assets invested in the investment company; or (c) more than 10% of a Fund’s total assets would be invested in the aggregate in all investment companies. A Fund may invest in excess of the foregoing limitations in an exchange-traded fund (“ETF”) that is not part of the same group of investment companies (e.g., an unaffiliated ETF) if the ETF has obtained exemptive relief from the SEC and both the ETF and the Fund adhere to the conditions in the exemptive relief. Accordingly, when affiliated persons hold shares of any of the Underlying Funds, a Fund’s ability to invest fully in shares of those funds may be restricted, and the Adviser or a Sub-Adviser must then, in some instances, select alternative investments that would not have been its first preference.

The Funds may invest in investment companies that are advised by the Adviser or its affiliates, including ETFs, to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Funds’ purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.

The 1940 Act also provides that an Underlying Fund whose shares are purchased by a Fund will be obligated to redeem shares held by a Fund only in an amount up to 1% of the Underlying Fund’s outstanding securities during any period of less than 30 days. Shares held by a Fund in excess of 1% of an Underlying Fund’s outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of a Fund’s total assets.

Under certain circumstances an Underlying Fund may determine to make payment of a redemption by a Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, a Fund may hold securities distributed by an Underlying Fund until the Adviser or a Sub-Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisers of the Underlying Funds are made independently of the Funds and their Adviser and Sub-Adviser. Therefore, the investment advisor of one Underlying Fund may be purchasing shares of the same issuer whose shares are being sold by the investment advisor of another such fund. The result would be an indirect expense to a Fund without accomplishing any investment purpose. Because other investment companies employ an investment adviser, such investments by a Fund may cause shareholders to bear duplicate fees.

Closed-End Investment Companies. Certain Funds may invest their assets in “closed-end” investment companies ( “closed-end funds” or “CEFs”), subject to the investment restrictions set forth above. Shares of CEFs are typically offered to the public in a one-time initial public offering (“IPO”) by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the IPO price. Such securities are then listed for trading on the New York Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) and, in some cases, may be traded in other OTC markets. Because the shares of CEFs cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Funds), investors seek to buy and sell shares of CEFs in the secondary market.

A Fund generally will purchase shares of CEFs only in the secondary market. A Fund will incur normal brokerage costs on such purchases similar to the expenses a Fund would incur for the purchase of securities of any other type of issuer in the secondary market. A Fund may, however, also purchase securities of a CEF in an IPO when, in the opinion of the Adviser and Sub-Adviser, based on a consideration of the nature of the CEF’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The IPO price typically will include a dealer spread, which may be higher than the applicable brokerage cost if a Fund purchased such securities in the secondary market.

The shares of many CEFs, after their IPO, frequently trade at a price per share that is less than the NAV per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many CEFs, as well as to the fact that the shares of CEFs are not redeemable by the holder upon demand to the issuer at the next determined NAV but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of CEF shares also may contribute to such shares trading at a discount to their NAV.

A Fund may invest in shares of CEFs that are trading at a discount to NAV or at a premium to NAV. There can be no assurance that the market discount on shares of any CEF purchased by a Fund will ever decrease. In fact, it is possible that this market discount may increase and a Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such CEFs, thereby adversely affecting the NAV of a Fund’s shares. Similarly, there can be no assurance that any shares of a CEF purchased by a Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by a Fund.

CEFs may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the CEF’s common shares in an attempt to enhance the current return to such CEF’s common shareholders. A Fund’s investment in the common shares of CEFs that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and NAV than an investment in shares of investment companies without a leveraged capital structure.

Exchange-Traded Funds (“ETFs”). The majority of ETFs are passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, margin-ability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (UITs), which are unmanaged portfolios overseen by trustees. ETFs generally have two markets. The primary market is where institutions swap “creation units” in block-multiples of 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-end mutual funds that are traded after hours once the NAV is calculated. ETFs share many similar risks with open-end and closed-end funds.

There is a risk that an ETF in which a Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which a Fund intends to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire NAV falls below a certain amount. Although a Fund believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time. To the extent a Fund invests in a sector product, the Fund is subject to the risks associated with that sector.

Certain ETFs that invest in commodities or commodity-related instruments may give rise to income that is not “qualifying income” for purposes of the 90% gross income test for qualification as a RIC for U.S. federal income tax purposes. With the exception of the Energy MLP Fund, a Fund’s investment in such an ETF may bear on or be limited by the Fund’s intention to qualify as a RIC. Further, certain ETFs that invest in commodities or certain commodity-related derivatives may qualify as “qualified publicly traded partnerships” (“QPTPs”) for U.S. federal income tax purposes with the net income generated thereon treated as qualifying income for purposes of this 90% gross income test. Under the tax diversification requirements applicable to RICs, with the exception of the Energy MLP Fund, a Fund’s investment in one or more entities qualifying as QPTPs may not exceed 25% of the Fund’s total assets at the end of each quarter of each taxable year. See “Income Tax Considerations” below.

Purchasing Put and Call Options on Securities. (Total Return Fund, Fixed Income Fund and Income Fund only) Each Fund may purchase put and call options that are traded on a U.S. or foreign securities exchange or in the OTC market. A Fund may utilize up to 10% of its assets to purchase put options on portfolio securities and options on futures contracts and may do so at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Fund will seek to limit its risk of loss from a decline in the market value of the underlying security until the put expires. To the extent the Fund holds the underlying security, any appreciation in the value of the underlying security, however, will be partially offset by the amount of the premium paid for the put option on that security and any related transaction costs. A Fund may utilize up to 10% of its assets to purchase call options on portfolio securities and options on futures contracts. Call options may be purchased by a Fund in order to acquire the underlying securities for a price that avoids any additional cost that would result from a substantial increase in the market value of a security. A Fund may also purchase call options to increase its return at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to their expirations, put and call options may be sold by a Fund in closing sale transactions, which are sales by the Fund, prior to the exercise of options that it has purchased, of options of the same series. Profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs. The aggregate value of the securities underlying the calls or obligations underlying the puts, determined as of the date the options are sold, shall not exceed 25% of the net assets of a Fund. In addition, the premiums paid by a Fund in purchasing options on securities, options on securities indices, options on foreign currencies and options on futures contracts will not exceed 20% of the Fund’s net assets.

(All Funds other than Total Return Fund, Fixed Income Fund and Income Fund): Each Fund may purchase put and call options. By buying a put, a Fund will seek to limit its risk of loss from a decline in the market value of the underlying security until the put expires. To the extent the Fund holds the underlying security, any appreciation in the value of the underlying security, however, will be partially offset by the amount of the premium paid for the put option on that security and any related transaction costs. Call options may be purchased by a Fund in order to acquire the underlying securities for a price that avoids any additional cost that would result from a substantial increase in the market value of a security. A Fund may also purchase call options to increase its return at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to their expirations, put and call options may be sold by a Fund in closing sale transactions, which are sales by the Fund, prior to the exercise of options that it has purchased, of options of the same series. Profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

Covered Option Writing. Each Fund may write covered put and call options on securities. A Fund will realize fees (referred to as “premiums”) for granting the rights evidenced by the options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period.

In the case of a call option on a security, the option is “covered” if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Adviser in such amount are segregated) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if a Fund segregates assets determined to be liquid by the Adviser in an amount equal to the contract value of the index. A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Adviser. A put option on a security or an index is “covered” if a Fund segregates assets determined to be liquid by the Adviser equal to the exercise price. A put option is also covered if a Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the Fund segregates assets determined to be liquid by Adviser in an amount equal to the amount of the difference.

The principal reason for writing covered call options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively.

So long as the obligation of a Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, a Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “Clearing Corporation”) and of the securities exchange on which the option is written.

A Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option’s expiration). To effect a closing purchase transaction, a Fund would purchase, prior to the holder’s exercise of an option that the Fund has written, an option of the same series as that on which the Fund desires to terminate its obligation. The obligation of a Fund under an option that it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as the result of the transaction. An option position may be closed out only if a secondary market exists for an option of the same series on a recognized securities exchange or in the OTC market. In light of the need for a secondary market in which to close an option position, the Funds are expected to purchase only call or put options issued by the Clearing Corporation. HCMFA and the Sub-Adviser expect that the Funds will write options, other than those on Government Securities, only on national securities exchanges. Options on Government Securities may be written by the Funds in the OTC market.

A Fund may realize a profit or loss upon entering into closing transactions. When a Fund has written an option, for example, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option; the Fund will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. When a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.

Option writing for a Fund may be limited by position and exercise limits established by U.S. securities exchanges and NASDAQ and by requirements of the Code for qualification as a RIC. In addition to writing covered put and call options to generate current income, a Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio’s position being offset by a loss on the hedge position.

A Fund will engage in hedging transactions only when deemed advisable by the portfolio manager. Successful use by a Fund of options will depend on the portfolio manager’s ability to predict correctly movements in the direction of the securities underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund’s performance.

Securities Index Options. Each Fund may purchase and write put and call options on securities indices listed on U.S. or foreign securities exchanges or traded in the OTC market, which indices include securities held in the Fund’s portfolio. The Funds with such option writing authority may write only covered options. A Fund may also use securities index options as a means of participating in a securities market without making direct purchases of securities.

A securities index option written by a Fund will be deemed covered in any manner permitted under the 1940 Act or the rules and regulations thereunder or any other method determined by the SEC to be permissible.

A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index. Options on securities indices are generally similar to options on specific securities. Unlike options on securities, however, options on securities indices do not involve the delivery of an underlying security; the option in the case of an option on a securities index represents the holder’s right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying securities index on the exercise date. A Fund may purchase and write put and call options on securities indices or securities index futures contracts that are traded on a U.S. exchange or board of trade or a foreign exchange as a hedge against changes in market conditions and interest rates, and for duration management, and may enter into closing transactions with respect to those options to terminate existing positions. A securities index fluctuates with changes in the market values of the securities included in the index. Securities index options may be based on a broad or narrow market index or on an industry or market segment.

The delivery requirements of options on securities indices differ from options on securities. Unlike a securities option, which contemplates the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or it may allow the option to expire unexercised.

The effectiveness of purchasing or writing securities index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the securities index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund realizes a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. As a result, successful use by a Fund of options on securities indices is subject to the portfolio manager’s ability to predict correctly movements in the direction of the market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting changes in the price of individual securities.

Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of a Fund to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. Although a Fund will generally purchase or write securities index options only if a liquid secondary market for the options purchased or sold appears to exist, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when the portfolio manager desires that a Fund engage in such a transaction.

Over-the-Counter (“OTC”) Options. Certain Funds may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying stock to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

Listed options generally have a continuous liquid market while dealer options have none. Consequently, a Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer that issued it. Similarly, when a Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although the Funds will seek to enter into dealer options only with dealers that will agree to and that are expected to be capable of entering into closing transactions with the Funds, there can be no assurance that a Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Fund. Until a Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair a Fund’s ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option.

Spread Transactions. Each Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided during the life of the spread options.

Futures Contracts and Options on Futures Contracts. Certain Funds may enter into interest rate, financial and stock or bond index futures contracts or related options that are traded on a U.S. or foreign exchange or board of trade approved by the Commodities Futures Trading Commission (“CFTC”) or in the OTC market. If entered into, these transactions can be made for a variety of portfolio management purposes such as hedging against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, to gain market exposure for accumulating and residual cash positions, for duration management, or when the transactions are economically appropriate to the reduction of risks inherent in the management of the Fund involved.

An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. Financial futures contracts are contracts that obligate the holder to deliver (in the case of a futures contract that is sold) or receive (in the case of a futures contract that is purchased) at a future date a specified quantity of a financial instrument, specified securities, or the cash value of a securities index. A municipal bond index futures contract is based on an index of long-term, tax-exempt municipal bonds and a corporate bond index futures contract is based on an index of corporate bonds. Stock index futures contracts are based on indices that reflect the market value of common stock of the companies included in the indices. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract. An option on an interest rate or index futures contract generally gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.

The Funds are sponsored by the Adviser, which is registered as a “commodity pool operator” and “commodity trading adviser” under the Commodity Exchange Act (“CEA”). However, pursuant to CFTC Rule 4.5, the Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA; therefore, the Adviser (with respect to the Funds) is not subject to registration or regulation as a “commodity pool operator” under the CEA. To remain eligible for the exclusion, the Funds will be limited in their ability to use certain derivatives instruments regulated under the CEA (“commodity interests”), including futures, swaps and options on futures. In the event that a Fund’s investments in commodity interests exceed a certain threshold, the Adviser may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to that Fund. The Adviser’s eligibility to claim the exclusion with respect to a Fund will be based upon the level and scope of that Fund’s investment in commodity interests, the purposes of such investments and the manner in which that Fund holds out its use of commodity interests. For example, CFTC Rule 4.5 requires a fund with respect to which the sponsor is claiming the exclusion to, among other things, satisfy one of the two following trading thresholds: (i) the aggregate initial margin and premiums required to establish positions in commodity interests cannot exceed 5% of the liquidation value of a Fund’s portfolio, after taking into account unrealized profits and unrealized losses; or (ii) the aggregate net notional value of commodity interests not used solely for “bona fide hedging purposes,” determined at the time the most recent position was established, cannot generally exceed 100% of the liquidation value of a Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such positions it has entered into. In the event a Fund becomes unable to rely on the exclusion in Rule 4.5 and the Adviser is required to register with the CFTC as a commodity pool operator with respect to a Fund, the Fund’s expenses may increase.

The current view of the staff of the SEC is that a Fund’s long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid securities and segregated with the Trust’s custodian or a designated sub-custodian or “covered” in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging.

No consideration is paid or received by a Fund upon trading a futures contract. Upon entering into a futures contract, cash or other securities acceptable to the broker equal to approximately 1% to 10% of the contract amount will be segregated with the Trust’s custodian or a designated sub-custodian. This amount, which is subject to change by the exchange on which the contract is traded, is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, so long as all contractual obligations have been satisfied; the broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the price of the securities underlying the futures contract fluctuates, making the long and short positions in the contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, a Fund may elect to close a position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

If a Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of securities held in its portfolio and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the decline in interest rates.

An option on a futures contract, unlike a direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the price of the option to the purchaser is fixed at the point of sale, no daily cash payments are made to reflect changes in the value of the underlying contract. The value of the option, however, does change daily and that change would be reflected in the NAV of the Fund holding the options.

The use of futures contracts and options on futures contracts as a hedging device involves several risks. No assurance can be given that a correlation will exist between price movements in the underlying securities or index and price movements in the securities that are the subject of the hedge. Income earned from transactions in futures contracts and related options will be taxable. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund’s performance.

Although the Trust intends that the Funds enter into futures contracts only if an active market exists for the contracts, positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered and no assurance can be given that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made on that day at a price beyond that limit. Futures contract prices may move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such a case, and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract.

Forward Currency Transactions. Certain Funds may hold currencies for various portfolio management purposes such as meeting settlement requirements for foreign securities. Certain Funds also may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which the Fund’s securities are or may be denominated. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. A Fund (with the exception of the Energy MLP Fund) will not enter into a currency transaction if, as a result, it will fail to qualify as a RIC under the Code for a given year.

Forward currency contracts are agreements to exchange one currency for another at a future date. The date (which may be any agreed-upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange will take place will be negotiated and fixed for the term of the contract at the time that a Fund enters into the contract. Forward currency contracts (i) are traded in a market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. A Fund, however, may enter into forward currency contracts requiring deposits or involving the payment of commissions. The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. To assure that a Fund’s forward currency contracts are not used to achieve investment leverage, cash or other liquid assets will be segregated with the Trust’s custodian or a designated sub-custodian in an amount at all times equal to or exceeding the Fund’s commitment with respect to the contracts.

Upon maturity of a forward currency contract, a Fund may (i) pay for and receive the underlying currency, (ii) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date or (iii) negotiate with the dealer to terminate the forward contract into an offset with the currency trader providing for the Fund’s paying or receiving the difference between the exchange rate fixed in the contract and the then current exchange rate. HCMFA may also be able to negotiate such an offset on behalf of a Fund prior to maturity of the original forward contract. No assurance can be given that new forward contracts or offsets will always be available to a Fund.

In hedging a specific portfolio position, a Fund may enter into a forward contract with respect to either the currency in which the position is denominated or another currency deemed appropriate by the Adviser or the Sub-Adviser, as applicable.

The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchanges are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Fund may not be able to sell currency at a price above the anticipated devaluation level. A Fund, with the exception of the Energy MLP Fund, will not enter into a currency transaction if, as a result, it will fail to qualify as a RIC under the Code for a given year.

In entering into forward currency contracts, a Fund will be subject to a number of risks and special considerations. The market for forward currency contracts, for example, may be limited with respect to certain currencies. The existence of a limited market may in turn restrict the Fund’s ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities. The successful use of forward currency contracts as a hedging technique draws upon the portfolio manager’s special skills and experience with respect to those instruments and will usually depend upon the portfolio manager’s ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a less advantageous position than if those strategies had not been used. Many forward currency contracts are subject to no daily price fluctuation limits so that adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of those contracts and movements in the prices of the currencies hedged or used for cover will not be perfect. Although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.

The ability to dispose of a Fund’s positions in forward currency contracts depends on the availability of active markets in those instruments, and the portfolio manager cannot predict the amount of trading interest that may exist in the future in forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. As a result, no assurance can be given that a Fund will be able to utilize these contracts effectively for the intended purposes.

Options on Foreign Currencies. Certain Funds may purchase and write put and call options on foreign currencies for the purpose of hedging against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of securities to be acquired by a Fund. The Funds with such option writing authority may write only covered options. No Fund will enter into a transaction involving options on foreign currencies for speculative purposes. Options on foreign currencies to be written or purchased by a Fund are traded on U.S. or foreign exchanges or in the OTC market.

Certain transactions involving options on foreign currencies are undertaken on contract markets that are not regulated by the CFTC. Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on those exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to those transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Clearing Corporation, thereby reducing the risk of counterparty default. In addition, a liquid secondary market in options traded on a national securities exchange may exist, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options are subject to the risks of the availability of a liquid secondary market as described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exercise and settlement of exchange-traded foreign currency options must be made exclusively through the Clearing Corporation, which has established banking relationships in applicable foreign countries for this purpose. As a result, the Clearing Corporation may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the Clearing Corporation or its clearing members, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Like the writing of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received; a Fund could also be required, with respect to any option it has written, to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuation in exchange rates, although in the event of rate movements adverse to a Fund’s position, the Fund could forfeit the entire amount of the premium plus related transaction costs.

Options on foreign currencies may be traded on foreign exchanges that are not regulated by either the SEC or the CFTC. These transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of these positions could also be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability of data on which to make trading decisions than in the United States, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

Interest Rate Swaps, Currency Swaps and Index Swaps. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Index swaps involve the exchange by a Fund with another party of their respective rights to return on or increase in value of a basket of securities. Since swaps are individually negotiated, a Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its swap positions. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the portfolio manager is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if swaps were not used.

Credit Default Swaps. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, provided there is no default event. If an event of default occurs, the seller may pay the notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to a Fund. Credit default swaps involve greater risks than if a Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks.

Structured and Indexed Securities. Certain Funds may also invest in structured and indexed securities, the value of which is linked to currencies, interest rates, commodities, indexes or other financial indicators (“reference instruments”). The interest rate or the principal amount payable at maturity or redemption may be increased or decreased depending on changes in the value of the reference instrument. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the reference instrument may produce an increase or a decrease in interest rate or value at maturity of the security. In addition, the change in the interest rate or value at maturity of the security may be some multiple of the change in value of the reference instrument. Thus, in addition to the credit risk of the security’s issuer, the Funds will bear the market risk of the reference instrument.

Mortgage Related Securities. Certain Funds may invest in mortgage related securities which represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as Ginnie Mae, by government sponsored corporations, such as Fannie Mae and Freddie Mac, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

The average maturity of pass-through pools of mortgage related securities in which certain of the Funds may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately.

Mortgage related securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage related securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage related securities are backed by the full faith and credit of the United States. Ginnie Mae, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage related securities are not backed by the full faith and credit of the United States. Issuers include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae. Freddie Mac is a stockholder-owned corporation chartered by Congress, which is subject to general regulation by the Secretary of Housing and Urban Development. Participation certificates representing interests in mortgages from Freddie Mac’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by Freddie Mac. In September 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship to control their operations. Certain financing arrangements were put in place to support their bonds, but they are not backed by the full faith and credit of the U.S. Government.

Private, governmental or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. The portfolio manager assesses new types of mortgage related securities as they are developed and offered to determine their appropriateness for investment by the relevant Fund.

Several risks are associated with mortgage related securities generally. The monthly cash inflow from the underlying loans, for example, may not be sufficient to meet the monthly payment requirements of the mortgage related security. Prepayment of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage related security. Early returns of principal will affect the average life of the mortgage related securities in these Funds. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage related securities. Conversely, in periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of these Funds. Because prepayments of principal generally occur when interest rates are declining, a Fund will likely have to reinvest the proceeds of prepayments at lower interest rates than those at which its assets were previously invested, resulting in a corresponding decline in the Fund’s yield. Thus, mortgage related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable maturity, although those other fixed income securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that these Funds purchase mortgage related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

Adjustable rate mortgage related securities (“ARMs”) have interest rates that reset at periodic intervals, thereby allowing certain Funds to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and lower price fluctuation than would be the case with more traditional long-term debt securities. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, these Funds generally will be able to reinvest these amounts in securities with a higher current rate of return. Increases in interest rates may cause the current yield of ARMs to exceed the maximum allowable annual or lifetime reset limits (or “caps”) for a particular mortgage. In addition, fluctuations in interest rates above these caps could cause ARMs to behave more like long-term fixed rate securities in response to extreme movements in interest rates. As a result, during periods of volatile interest rates, these Funds’ NAVs may fluctuate more than if they did not purchase ARMs. Moreover, during periods of rising interest rates, changes in the coupon of the adjustable rate mortgages will slightly lag behind changes in market rates, creating the potential for some principal loss for shareholders who redeem their shares of these Funds before the interest rates on the underlying mortgages are adjusted to reflect current market rates.

Collateralized Mortgage Obligations (“CMOs”) are obligations fully collateralized by a portfolio of mortgages or mortgage related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which these Funds invest, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage related securities.

Further, if the Fund purchases mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

Mortgage related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the portfolio manager, each of these Funds limits its investments in these securities, together with other illiquid instruments, to not more than 15% of the value of its net assets.

Risk of Potential Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as a part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment objectives. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse.

The futures markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

The regulation of swaps and futures transactions in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to implement its investment strategies. In particular, the Dodd-Frank Act sets forth a legislative framework for OTC derivatives, such as swaps, in which a Fund may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and, among other things, requires clearing of many OTC derivatives transactions and imposes minimum margin and capital requirements on uncleared OTC derivatives transactions.

In addition, in December 2015, the SEC proposed new regulations applicable to registered investment companies’ use of derivatives and related instruments. If adopted as proposed, these regulations could significantly limit or impact a Fund’s ability to invest in derivatives and other instruments, limit a Fund’s ability to employ certain strategies that use derivatives and adversely affect a Fund’s performance, efficiency in implementing its strategy, liquidity and ability to pursue its investment objectives.

Supranational Agencies. Certain Funds may invest up to 10% of its assets in debt obligations of supranational agencies such as the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Union, which is a union of member states engaged in cooperative economic activities; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Debt obligations of supranational agencies are not considered Government Securities and are not supported, directly or indirectly, by the U.S. Government.

Municipal Obligations. The term “Municipal Obligations” as used in the Prospectus and this SAI means debt obligations issued by, or on behalf of, states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or multistate agencies or authorities, the interest from which debt obligations is, in the opinion of bond counsel to the issuer, excluded from gross income for regular federal income tax purposes. Municipal Obligations generally are understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance privately operated facilities are considered to be Municipal Obligations if the interest paid on them qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for regular federal income tax purposes in the opinion of bond counsel to the issuer.

Opinions relating to the validity of Municipal Obligations and to the exemption of interest on them from federal income taxes are rendered by bond counsel to the respective issuers at the time of issuance. Neither HCMFA nor the portfolio manager will review the proceedings relating to the issuance of Municipal Obligations or the basis for opinions of counsel.

Municipal Obligations may be issued to finance life care facilities, which are an alternative form of long-term housing for the elderly that offer residents the independence of a condominium life-style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks, including a drop in occupancy levels, the difficulty of maintaining adequate financial reserves to secure estimated actuarial liabilities, the possibility of regulatory cost restrictions applied to health care delivery and competition from alternative health care or conventional housing facilities.

Even though Municipal Obligations are interest-bearing investments that promise a stable flow of income, their prices are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of Municipal Obligations with longer remaining maturities typically fluctuate more than those of similarly rated Municipal Obligations with shorter remaining maturities. The values of Municipal Obligations also may be affected by changes in the credit rating or financial condition of the issuing entities.

Tax legislation may affect the supply of, and the demand for, Municipal Obligations, as well as the tax-exempt nature of interest paid on those obligations. Neither HCMFA nor the portfolio manager can predict with certainty the effect of tax law changes upon the Municipal Obligation market, including the availability of instruments for investment by a Fund. In addition, neither HCMFA nor the portfolio manager can predict whether additional legislation adversely affecting the Municipal Obligation market will be enacted in the future. HCMFA monitors legislative developments and considers whether changes in the objective or policies of a Fund need to be made in response to those developments. If legislation were enacted that would treat a type of Municipal Obligation as taxable for federal income tax purposes, HCMFA would treat the security as a permissible taxable money market instrument for the Fund within the applicable limits set forth in the Prospectus.

Municipal Obligation Components. Certain Funds may invest in Municipal Obligations, the interest rate on which has been divided by the issuer into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the “Auction Component”) pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the “Residual Component”) pays a residual interest rate based on the difference between the total interest paid by the issuer on the Municipal Obligation and the auction rate paid on the Auction Component. A Fund may purchase both Auction and Residual Components. Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease as the Auction Component’s rate increases and decrease as the Auction Component’s rate increases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate Municipal Obligation having similar credit quality, redemption provisions and maturity.

Municipal Leases. Included among Municipal Obligations in which a Fund may invest are participations in lease obligations or installment purchase contracts issued by state or local governmental authorities (“Municipal Leases”) to obtain funds to acquire a wide variety of equipment and facilities.

Although Municipal Leases do not normally constitute general obligations of the municipality, they are ordinarily backed by the municipality’s agreement to make the payments due under the obligation. These obligations have evolved to make it possible for state and local government authorities to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, Municipal Leases have additional risks not normally associated with other Municipal Obligations. Municipal Leases may contain “non-appropriation” clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for those purposes by the legislative body on a yearly or other periodic basis. There have been challenges to the legality of lease financing in some states and, from time to time, certain municipalities have considered not appropriating funds for lease payments. Moreover, although some Municipal Leases will be secured by the leased equipment and facilities, the disposition of the equipment or facilities in the event of foreclosure might prove to be difficult.

Municipal Leases that a Fund may acquire will be both rated and unrated. Rated Municipal Leases that may be held by a Fund include those rated investment grade at the time of investment or those issued by issuers whose senior debt is rated investment grade at the time of investment. A Fund may acquire unrated issues that the portfolio manager deems to be comparable in quality to rated issues in which a Fund is authorized to invest. A determination that an unrated lease obligation is comparable in quality to a rated lease obligation and that there is a reasonable likelihood that the lease will not be canceled will be subject to oversight and approval by the Board.

An unrated Municipal Lease with a non-appropriation risk that is backed by an irrevocable bank letter of credit or an insurance policy issued by a bank or insurer deemed by the portfolio manager to be of high quality and minimal credit risk will not be deemed to be illiquid solely because the underlying municipal lease is unrated, if the portfolio manager determines that the lease is readily marketable because it is backed by the letter of credit or insurance policy.

Municipal Leases held by a Fund may be considered illiquid and therefore subject to a Fund’s limitation on the purchase of illiquid investments, unless the Board determines on an ongoing basis that an adequate trading market exists for the Municipal Lease. In determining the liquidity of a Municipal Lease, in accordance with methods adopted by the Board, the following factors relating to the security are considered, among others: (i) the frequency of trades and quotes; (ii) the number of dealers willing to purchase or sell the security; (iii) the willingness of dealers to undertake to make a market; (iv) the nature of the marketplace trades; and (v) the likelihood that the obligation will continue to be marketable based on the credit quality of the municipality or relevant obligor.

Interest payments on qualifying Municipal Leases are exempt from federal income taxes. Investors in most states will generally be subject to state taxation on all or a portion of the income and capital gains produced by such securities.

Floating and Variable Rate Instruments. Certain Funds may invest in floating and variable rate instruments. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank’s prime rate, a certificate of deposit rate or the London InterBank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of interest rate or securities indexes, currency exchange rate or other commodities. As with any debt instrument, variable and floating rate securities are generally subject to the risk of price declines and to increases in interest rates, particularly long-term rates. Variable and floating rate securities are also subject to the risk that, as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Therefore, variable and floating rate securities may not mitigate price declines in a rising long-term interest rate environment.

The amount by which the rates paid on an income security may increase or decrease may be subject to periodic or lifetime caps. Fluctuations in interest rates above these caps could cause adjustable rate securities to behave more like fixed rate securities in response to extreme movements in interest rates.

Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

Certain Funds may purchase floating and variable rate demand bonds and notes, which are debt securities ordinarily having stated maturities in excess of one year but which permit their holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes, which are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations have interest rates that fluctuate from time to time and frequently are secured by letters of credit or other credit support arrangements provided by banks. Use of letters of credit or other credit support arrangements will not adversely affect the tax-exempt status of variable rate demand notes. Because they are direct lending arrangements between the lender and borrower, variable rate demand notes generally will not be traded and no established secondary market generally exists for them, although they are redeemable at face value. If variable rate demand notes are not secured by letters of credit or other credit support arrangements, a Fund’s right to demand payment will be dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by a Fund will meet the quality criteria established by the Sub-Adviser, subject to HCMFA’s supervision, for the purchase of debt securities. The Sub-Adviser, subject to HCMFA’s supervision, considers on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations in the relevant Fund’s portfolio, as necessary.

Participation Interests. Certain Funds may purchase from financial institutions participation interests in certain Municipal Obligations. A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, or has been given a rating below one that is otherwise permissible for purchase by a Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank that the Board has determined meets certain quality standards, or the payment obligation otherwise will be collateralized by Government Securities. A Fund will have the right, with respect to certain participation interests, to demand payment, on a specified number of days’ notice, for all or any part of the Fund’s participation interest in the Municipal Obligation, plus accrued interest. The Trust intends that a Fund exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, or to maintain or improve the quality of its investment portfolio. A Fund will invest no more than 5% of the value of its total assets in participation interests.

Zero Coupon Obligations. Certain Funds may invest in zero coupon obligations. Zero coupon obligations generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although each of these Funds will receive no payments on its zero coupon obligations prior to their maturity or disposition, it will be required for federal income tax purposes generally to include in its dividends each year an amount equal to the annual income that accrues on its zero coupon obligations. Such dividends will be paid from the cash assets of the Fund, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the Fund otherwise would not have done so. To the extent these Funds are required to liquidate thinly traded securities, the Funds may be able to sell such securities only at prices lower than if such securities were more widely traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by these Funds to pay distributions, each of those Funds will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

The Total Return Fund may invest up to 10% of its assets in zero coupon obligations. Zero coupon obligations are generally divided into two categories: “Pure Zero Obligations,” which are those that pay no interest for their entire life, and “Zero/Fixed Obligations,” which pay no interest for some initial period and thereafter pay interest currently. In the case of a Pure Zero Obligation, the failure to pay interest currently may result from the obligation’s having no stated interest rate, in which case the obligation pays only principal at maturity and is sold at a discount from its stated principal. A Pure Zero Obligation may, in the alternative, provide for a stated interest rate, but provide that no interest is payable until maturity, in which case accrued, unpaid interest on the obligation may be capitalized as incremental principal. The value to the investor of a zero coupon obligation consists of the economic accretion either of the difference between the purchase price and the nominal principal amount (if no interest is stated to accrue) or of accrued, unpaid interest during the life or payment deferral period of the obligation.

Custodial Receipts. Certain Funds may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments, or both, on certain Municipal Obligations. The underwriter of these certificates or receipts typically purchases Municipal Obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon obligations described above. Although under the terms of a custodial receipt a Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

Government Stripped Mortgage Related Securities. Certain Funds may invest in government stripped mortgage related securities issued and guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. These securities represent beneficial ownership interests in either periodic principal distributions (“principal-only” or “PO”) or interest distributions (“interest-only” or “IO”) on mortgage related certificates issued by Ginnie Mae, Fannie Mae or Freddie Mac. The certificates underlying the government stripped mortgage related securities represent all or part of the beneficial interest in pools of mortgage loans. These Funds will invest in government stripped mortgage related securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when HCMFA or the Sub-Adviser believes that interest rates will remain stable or increase. In periods of rising interest rates, the expected increase in the value of government stripped mortgage related securities may offset all or a portion of any decline in value of the securities held by these Funds.

Investing in government stripped mortgage related securities involves risks normally associated with investing in mortgage related securities issued by government or government related entities. In addition, the yields on government stripped mortgage related securities are extremely sensitive to prepayment on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on IO government stripped mortgage related securities and increasing the yield to maturity on PO government stripped mortgage related securities. Sufficiently high prepayment rates could result in these Funds not fully recovering their initial investment in an IO government stripped mortgage related security. The sensitivity of an IO security that represents the interest portion of a particular class, as opposed to the interest portion of an entire pool, to interest rate fluctuations, may be increased because of the characteristics of the principal portion to which they relate.

Government stripped mortgage related securities are currently traded in an OTC market maintained by several large investment banking firms. No assurance can be given that these Funds will be able to effect a trade of a government stripped mortgage related security at a desired time. These Funds will acquire government stripped mortgage related securities only if a secondary market for the securities exists at the time of acquisition. Except for government stripped mortgage related securities based on fixed rate FNMA and FHLMC mortgage certificates that meet certain liquidity criteria established by the Board, the Fund treats government stripped mortgage related securities as illiquid and will limit each Fund’s investments in these securities, together with other illiquid investments, to not more than 15% of its net assets.

Asset-Backed and Receivable-Backed Securities. Certain Funds may invest in securities issued by trusts and special purpose corporations with principal and interest payouts backed by, or supported by, any of various types of assets. These assets typically include receivables related to the purchase of automobiles, credit card loans, and home equity loans. These securities generally take the form of a structured type of security, including pass-through, pay-through, and stripped interest payout structures similar to the Collateralized Mortgage Obligation or CMO structure. Investments in these and other types of asset-backed securities must be consistent with the investment objectives and policies of the Funds.

The yield characteristics of asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if the Funds purchase such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Funds purchase these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The portfolio manager will seek to manage these risks (and potential benefits) by diversifying its investments in such securities and through hedging techniques.

Asset-backed securities involve certain risks that are not posed by other types of CMO securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

Borrowing. Each Fund may borrow money from banks (including their custodian bank) or from other lenders to the extent permitted under applicable law. The 1940 Act requires each Fund to maintain asset coverage of at least 300% for all such borrowings, and should such asset coverage at any time fall below 300%, the Fund would be required to reduce its borrowings within three days to the extent necessary to meet the requirements of the 1940 Act. Each Fund will not make any borrowing that would cause its outstanding borrowings to exceed one-third of the value of its total assets (including the amount borrowed). To reduce its borrowings, the Fund might be required to sell securities at a time when it would be disadvantageous to do so. In addition, because interest on money borrowed is a Fund expense that it would not otherwise incur, a Fund may have less net investment income during periods when its borrowings are substantial. The interest paid by each Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.

Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and Other Collateralized Debt Obligations (“CDOs”). Certain Funds may invest in CBOs, CLOs and other CDOs, which are debt instruments backed solely by a pool of other debt securities. The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities (which would have the risks described elsewhere in this document for that type of security) and the class of the CBO, CLO or other CDO in which a Fund invests. Some CBOs, CLOs and other CDOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CBOs, CLOs and other CDOs are privately offered and sold (that is, not registered under the securities laws) and may be characterized by the Funds as illiquid securities, but an active dealer market may exist for CBOs, CLOs and other CDOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities discussed elsewhere in this document, CBOs, CLOs and other CDOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Funds may invest in CBOs, CLOs or other CDOs that are subordinate to other classes, volatility in values, and the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results.

Mortgage Dollar Rolls. Certain Funds may, with respect to up to 33 1/3% of their total assets, enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any proceeds received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the portfolio manager’s ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

For financial reporting and tax purposes, each of these Funds proposes to treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

Short Sales Against the Box. Certain Funds may sell securities “short against the box.” Whereas a short sale is the sale of a security a Fund does not own, a short sale is “against the box” if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

World Equity Benchmark Shares (WEBS) and Other Index-Related Securities. Certain Funds may invest in ETFs which are baskets of securities designed to generally track an index or a foreign market, such as iShares or Standard & Poor’s Depositary Receipts (“SPDRs”). These securities are considered to be investment companies for purposes of the Funds’ investment limitations.

Certain Investment Techniques, Derivatives Risk and Leverage Risk. When the Adviser or Sub-Adviser, as applicable, of a Fund uses investment techniques such as margin, leverage and short sales, and forms of financial derivatives, such as options and futures, an investment in a Fund may be more volatile than investments in other mutual funds. Although the intention is to use such investment techniques and derivatives to minimize risk to a Fund, as well as for speculative purposes, there is the possibility that improper implementation of such techniques and derivative strategies or unusual market conditions could result in significant losses to a Fund. Derivatives are used to limit risk in a Fund or to enhance investment return and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund’s initial investment in that instrument (in some cases, the potential loss in unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be paid for positions held less than the required minimum holding period, which could leave a Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes. When derivatives are used for leverage, the effects of an instrument’s price changes as market conditions change tend to be magnified. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances lead to significant losses. Futures transactions have the effect of investment leverage to the extent a Fund does not maintain liquid assets equal to the face amount of the contract. Swaps may involve leverage and can be highly volatile and may have a considerable impact on a Fund’s performance, as the potential gain or loss on any swap transaction is not necessarily subject to any fixed limit.

Socially Responsible Investment/ESG Securities. The Socially Responsible Equity Fund defines socially responsible companies as those contained in the MSCI KLD 400 Social Index (the “Index”), which is a capitalization weighted index of 400 U.S. securities that provides exposure to companies with outstanding Environmental, Social and Governance (“ESG”) ratings and excludes companies whose products have negative social or environmental impacts. The Index consists of large, mid and small cap companies in the MSCI USA IMI Index, but excludes securities of companies involved in nuclear power, tobacco, alcohol, gambling, military weapons, civilian firearms, genetically modified organisms (“GMOs”) and adult entertainment. MSCI Inc. (the “Index Provider” or “MSCI”) analyzes the remaining companies based on ESG performance, sector alignment and size representation. The Index is designed to maintain similar sector weights as the MSCI USA Index, which targets 99% of the market coverage of stocks that are listed for trading on the New York Stock Exchange (“NYSE”) and the NASDAQ Stock Market, and targets a minimum of 200 large and mid-cap constituents. MSCI reviews the Index quarterly and constituents are deleted if they are deleted from the MSCI USA IMI Index, fail the exclusion screens, or if their ESG ratings or scores fall below minimum standards. Additions are made by MSCI to restore the number of constituents to 400. All eligible securities of each issuer are included in the Index so the Index may have more than 400 securities.

Socially responsible investments or investments in ESG securities are subject to the risk that, because the Socially Responsible Equity Fund invests primarily in companies which are constituents of the Index and excludes securities of certain issuers that are not constituents of the Index, the Fund may underperform the broader equity market or other funds that do not utilize socially responsible, ESG, or sustainability criteria when selecting investments. This exclusionary criteria may result in the Fund’s forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for non-investment reasons when it might be otherwise disadvantageous for it to do so.

A company’s ESG performance or the Index Provider’s assessment of a company’s ESG performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s strategy to invest in equity securities of socially responsible companies. In evaluating a company, the portfolio managers are dependent upon information and data controlled by the Index Provider in maintaining the Index that may be incomplete, inaccurate or unavailable. This could cause the portfolio managers to invest in a company based on incorrectly assessed ESG performance. Additionally, ESG factors may be evaluated differently by different managers, and may mean different things to different people.

Legal and Regulatory Risk. Legal, tax and regulatory changes could occur during the term of the Funds that may adversely affect the Funds. New or revised laws or regulations may be issued by the CFTC, the SEC, the Internal Revenue Service (the “IRS”) or the Treasury Department, the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities, or self-regulatory organizations that supervise the financial markets that could adversely affect the Funds. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. The Funds also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations. In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action.

The U.S. government recently enacted legislation which includes provisions for new regulation of the derivatives market, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. The regulatory changes could, among other things, restrict a Fund’s ability to engage in derivatives transactions (including because certain types of derivatives transactions may no longer be available to a Fund) and/or increase the costs of such derivatives transactions (including through increased margin or capital requirements), and a Fund may be unable to execute its investment strategy as a result. For example, the CFTC and prudential regulators; variation and initial margin requirements for uncleared swap transactions have become effective. These requirements increase the amount of margin necessary to conduct uncleared swap transactions, limit the types of assets that can be used as collateral for such transactions, and impose other restrictions. It is unclear how the regulatory changes will affect counterparty risk.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts; those position limits may in the future also apply to certain other derivatives positions a Fund may wish to take. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if a Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Adviser or Sub-Adviser and their affiliates may be aggregated for this purpose. Although it is possible that the trading decisions of the Adviser and Sub-Adviser may have to be modified and that positions held by a Fund may have to be liquidated in order to avoid exceeding such limits, the Adviser believes that this is unlikely. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of a Fund.

Changes in tax laws, regulations or interpretations of those laws or regulations in the future, which could have retroactive effect, could adversely affect the Energy MLP Fund or the companies in which the Energy MLP Fund invests. Any such changes could result in adverse tax consequences to the Energy MLP Fund’s shareholders. For example, an increase in Fund-level tax rates could reduce the amount of cash available for distribution to shareholders and the value of their investment in the Fund. Also, the tax treatment of “publicly traded partnerships” such as MLPs could be subject to potential legislative, judicial or administrative changes and differing interpretations, possibly on a retroactive basis. For example, from time to time, legislation is introduced or administrative proposals are made that would modify existing federal income tax laws to eliminate partnership tax treatment for certain publicly traded partnerships and recharacterize certain types of income received from partnerships. If successful, any such changes could reduce the value of an investment in an MLP and therefore the value of an investment in the Energy MLP Fund.

Starting in 2018, non-corporate taxpayers are permitted to deduct a portion of any income derived from an interest in an MLP that constitutes “qualified publicly traded partnership income.” This deduction is not available in respect of any such income that is allocated to or reflected in net so-called recapture income realized by a C corporation in respect of its interest in an MLP, and distributed by the C corporation to its shareholders. As a result, it is possible that a non-corporate shareholder will be subject to a higher effective tax rate on any such distributions received from the Fund compared to the effective rate applicable to any qualified publicly traded partnership income the shareholder would derive if the shareholder invested directly in an MLP.

The effect of any future regulatory change on a Fund could be substantial and adverse.

A Fund’s derivative transactions, as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (including, for instance, notional principal contract, mark-to-market, constructive sale, straddle, wash sale and short-sale rules). These rules may affect whether gains and losses a Fund recognizes are treated as ordinary or capital and/or as short-term or long-term, accelerate a Fund’s recognition of income or gains, defer losses, and cause adjustments in the holding periods of a Fund’s securities. The rules could therefore affect the amount, timing and/or character of a Fund’s distributions to shareholders.

Because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund (other than the Energy MLP Fund) has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a corporate-level tax.

To qualify for the special tax treatment accorded RICs and their shareholders, a Fund must meet certain source-of-income, asset diversification and annual distribution requirements. A Fund’s (other than the Energy MLP Fund’s) ability to pursue its investment strategy may be limited or adversely affected by the Fund’s intention to qualify as a RIC and a Fund’s strategy may bear adversely on its ability to so qualify.

PORTFOLIO HOLDINGS

Each Fund’s uncertified complete list of portfolio holdings information may be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies, financial advisers and affiliated persons of the Fund and (ii) clients of HCMFA or its affiliates that invest in the Fund or such clients’ consultants. For purposes of the preceding sentence only, the term “financial adviser” means any financial adviser, broker-dealer or other financial intermediary from which shares of a Fund may be purchased and that has entered into an agreement with the Fund’s principal underwriter, NexPoint Securities, Inc. (“NSI” or “Underwriter”) (formerly, Highland Capital Funds Distributor, Inc.) , or the Fund’s transfer agent, DST Asset Manager Solutions, Inc. (the “Transfer Agent”), with respect to the sale of shares of the Fund. No compensation or other consideration is received by the Funds, HCMFA, the Sub-Adviser or any other person for these disclosures. A list of the entities that receive the Funds’ portfolio holdings information on such basis, the earliest frequency with which it may be provided to them and the earliest length of the lag between the date of the information and the date it may be disclosed is provided below:

Company	Frequency	Lag
MorningStar Inc.	Monthly	15 days after month end
Lipper, Inc.	Monthly	15 days after month end
Thomson Financial	Monthly	15 days after month end
Bloomberg	Monthly	15 days after month end
Factset	Monthly	15 days after month end

The top five portfolio holdings of each Fund are published in the Funds’ Fact Sheets, which are posted to the Trust’s website, www.highlandfunds.com, on a quarterly basis. The day after this information has been made available to the public by means of posting on that website, it may also be included in other advertising and marketing material concerning the Funds. In addition, certain service providers to the Funds, Adviser, Sub-Adviser, Transfer Agent or Underwriter, such as rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents, brokers in connection with Fund transactions and providing pricing quotations, members of a bank syndicate providing a committed line of credit to the Funds, Transfer Agents and entities providing contingent deferred sales charge (“CDSC”) financing, may for legitimate business purposes receive the Funds’ portfolio holdings information earlier than 15 days after month end. If a Fund redeems a shareholder in kind, the shareholder generally receives its proportionate share of that Fund’s portfolio holdings and, therefore, the shareholder and its agent may receive such information earlier than 15 days after month end.

Disclosure of a Fund’s portfolio securities as an exception to the Fund’s normal business practice requires a Fund officer (other than the Treasurer) to identify a legitimate business purpose for the disclosure and submit the proposal to the Fund’s Treasurer for approval following business and compliance review. Additionally, no compensation or other consideration is received by the Funds, HCMFA, the Sub-Adviser or any other person for these disclosures. The Trustees will review annually a list of such entities that received such information, the frequency of such disclosures and the business purpose therefor as part of their annual review of the Funds’ compliance policies and procedures. These procedures are designed to address conflicts of interest between the Funds’ shareholders on the one hand and HCMFA, the Sub-Adviser or any affiliated person of the Funds or such entities on the other hand by creating a structured review and approval process that seeks to ensure that disclosure of information about the Funds’ portfolio securities is in the best interests of the Funds’ shareholders. There can be no assurance, however, that the Funds’ policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.

Holdings are released to all of the persons and entities described above on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).

Portfolio holdings of the Funds are disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the Annual Reports filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six-month fiscal period will be filed as part of the Semi-Annual Reports filed on Form N-CSR. The Trust’s Form N-CSRs and Form N-Qs are available on the SEC’s website at www.sec.gov.

Finally, each Fund releases information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security.

INVESTMENT RESTRICTIONS

Each Fund is subject to fundamental and non-fundamental investment policies and limitations. Under the 1940 Act, fundamental investment policies and limitations may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. A “vote of a majority of the outstanding voting securities” of a Fund means the lesser of (i) 67% or more of the shares at a meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares. If a percentage policy set forth in the Prospectus or one of the following percentage investment restrictions is adhered to at the time a transaction is effected, later changes in a percentage will not be considered a violation of the policy or restriction unless such change is caused by action of a Fund or pertains to a Fund’s limitations on borrowing and investment in illiquid securities.

The Socially Responsible Equity Fund, Fixed Income Fund and Income Fund:

The following policies and limitations supplement those described in the Prospectus and this SAI. Investment restrictions numbered 1 through 8 below have been adopted by the Trust as fundamental policies of the Socially Responsible Equity Fund, Fixed Income Fund and Income Fund. Investment restrictions 9 through 16 are not fundamental policies and may be changed by a vote of the Board at any time.

Fundamental Investment Restrictions. The following investment restrictions are fundamental polices and, as such, may not be changed without the approval of a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of a Fund.

1. No Fund may borrow money, except that a Fund may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) borrow amounts equal to an additional 5% of its total assets for temporary purposes, (c) invest in permitted leveraged investments, (d) engage in transactions in mortgage dollar rolls and other similar transactions, and (e) engage in other transactions that may entail borrowing or otherwise borrow money to the extent permitted by applicable law.

2. No Fund may lend its assets or money to other persons, except by (a) purchasing debt obligations (including privately placed debt obligations), (b) lending cash or securities as permitted by applicable law, (c) entering into repurchase agreements, (d) investing in permitted leveraged investments, or (e) as otherwise permitted by applicable law.

3. Each Fund, with the exception of the Income Fund, shall invest at least 75% of its total assets in some combination of the following: (a) cash and cash items, (b) Government Securities (as defined in the 1940 Act), (c) securities of other investment companies, and (d) other securities. With regard to (d), other securities (acquired pursuant to this policy) are limited as to any single issuer to an amount not greater than 5% of a Fund’s total assets and not more than 10% of the outstanding voting securities of any such issuer, or as otherwise permitted by applicable law.

4. No Fund will make investments that will result in the concentration (as that term is used in the 1940 Act) of its assets in securities of issuers in any one industry.

5. No Fund may underwrite any issue of securities, except to the extent that the sale of portfolio securities in accordance with the Fund’s investment objective, policies and limitations may be deemed to be an underwriting, and except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the “1933 Act”).

6. Each Fund may purchase or sell real estate, or direct or indirect interests in real estate, subject to other investment policies and applicable law.

7. No Fund may issue senior securities, except as otherwise permitted by its fundamental policy on borrowing or by applicable law.

8. A Fund may purchase or sell commodities or commodity contracts, subject to other investment policies and applicable law.

Non-Fundamental Investment Restrictions. Investment restrictions 9 through 17 are not fundamental policies and may be changed by a vote of the Board at any time.

9. The Fixed Income Fund and the Income Fund may not purchase or sell put options, call options, spreads or combinations of put options, call options and spreads, except that the Fixed Income Fund and the Income Fund may purchase and sell covered put and call options on securities and stock indexes and futures contracts and options on futures contracts.

10. No Fund may purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as otherwise permitted under the 1940 Act or applicable SEC orders.

11. No Fund may invest in companies for the purpose of exercising control or management.

12. No Fund may purchase warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund’s net assets. For purposes of this restriction, warrants acquired by a Fund in units or attached to securities may be deemed to be without value.

13. No Fund may purchase illiquid investments if more than 15% of the total assets of the Fund would be invested in illiquid investments. For purposes of this restriction, illiquid investments are securities that cannot be disposed of by a Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.

14. No Fund may purchase restricted securities if more than 10% of the total assets of the Fund would be invested in restricted securities. Restricted securities are securities that are subject to contractual or legal restrictions on transfer, excluding for purposes of this restriction, restricted securities that are eligible for resale pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”), that have been determined to be liquid by the Board based upon the trading markets for the securities.

15. Each of the Funds, with the exception of the Income Fund, invests, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in the types of investments implied by its name. Each of the Funds, with the exception of the Income Fund, will provide shareholders at least 60 days’ prior notice before changing this non-fundamental policy.

16. Each Fund that is invested in by another series of the Trust or by a series of Highland Funds I may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

In addition,

17. Under normal circumstances, the Socially Responsible Equity Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, such as common and preferred stocks, of socially responsible companies.

Notes to Investment Restrictions

The percentage limitations in the restrictions listed above apply at the time of purchases of securities and a later increase or decrease in percentage resulting from a change in value of net assets, or in any ratings, will not be deemed to result in a violation of the restriction. For purposes of investment restriction No. 4 above, the Adviser will, on behalf of each Fund, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which the Fund invests. As a general matter, the Adviser relies on the industry classifications provided by the Morgan Stanley Capital International/Standard & Poor’s Global Industry Classification Standard. An industry is considered to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis à vis issuers active in other sectors of the economy. The definition of what constitutes a particular industry is therefore an evolving one. Some issuers could reasonably fall within more than one industry category. To the extent that the Global Industry Classification Standard classifications are so broad that the primary economic characteristics in a single class are materially different, each Fund may further classify issuers in accordance with industry classifications as published by the SEC or relevant SEC staff interpretations. Each Fund may change any source used for determining industry classifications without prior shareholder notice or approval.

Provisions of the 1940 Act require each Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed from a bank, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells holdings at that time.

In addition, each Fund may not pledge, mortgage or hypothecate its assets except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the Fund’s total assets.

The Small-Cap Equity Fund:

The following policies and limitations supplement those described in the Prospectus and this SAI. Investment restrictions numbered 1 through 8 below have been adopted by the Trust as fundamental policies of the Fund. Investment restrictions 9 through 14 are not fundamental policies and may be changed by a vote of the Board at any time.

Fundamental Investment Restrictions. The following investment restrictions are fundamental policies and, as such, may not be changed without the approval of a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund.

1. The Fund may not borrow money, except that the Fund may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) borrow amounts equal to an additional 5% of its total assets for temporary purposes, (c) invest in permitted leveraged investments, (d) engage in transactions in mortgage dollar rolls and other similar transactions, and (e) engage in other transactions that may entail borrowing or otherwise borrow money to the extent permitted by applicable law.

2. The Fund may not lend its assets or money to other persons, except by (a) purchasing debt obligations (including privately placed debt obligations), (b) lending cash or securities as permitted by applicable law, (c) entering into repurchase agreements, (d) investing in permitted leveraged investments, or (e) as otherwise permitted by applicable law.

3. The Fund shall invest at least 75% of its total assets in some combination of the following: (a) cash and cash items, (b) Government Securities, (c) securities of other investment companies, and (d) other securities. With regard to (d), other securities are limited as to any single issuer to an amount not greater than 5% of the Fund’s total assets and not more than 10% of the outstanding voting securities of any such issuer, or as otherwise permitted by applicable law.

4. The Fund will not make investments that will result in the concentration (as that term is used in the 1940 Act) of its assets in securities of issuers in any one industry.

5. The Fund may not underwrite any issue of securities, except to the extent that the sale of portfolio securities in accordance with the Fund’s investment objective, policies and limitations may be deemed to be an underwriting, and except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the 1933 Act.

6. The Fund may purchase or sell real estate, or direct or indirect interests in real estate, subject to other investment policies and applicable law.

7. The Fund may not issue senior securities, except as otherwise permitted by its fundamental policy on borrowing or by applicable law.

8. The Fund may purchase or sell commodities or commodity contracts, subject to other investment policies and applicable law.

Non-Fundamental Investment Restrictions. The Fund is also subject to the following non-fundamental investment restrictions and policies that may be changed by the Board without shareholder approval.

9. The Fund may not invest in companies for the purpose of exercising control or management.

10. The Fund may not purchase warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund’s net assets. For purposes of this restriction, warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

11. The Fund may not purchase illiquid investments if more than 15% of the total assets of the Fund would be invested in illiquid investments. For purposes of this restriction, illiquid investments are securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.

12. The Fund may not purchase restricted securities if more than 10% of the total assets of the Fund would be invested in restricted securities. Restricted securities are securities that are subject to contractual or legal restrictions on transfer, excluding for purposes of this restriction, restricted securities that are eligible for resale pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”), that have been determined to be liquid by the Board based upon the trading markets for the securities.

13. The Fund invests, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in the types of investments implied by its name. The Fund will provide shareholders at least 60 days’ prior notice before changing this non-fundamental policy.

14. If the Fund is invested in by another series of the Trust or by a series of Highland Funds I, it may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Notes to Investment Restrictions

The percentage limitations in the restrictions listed above apply at the time of purchases of securities and a later increase or decrease in percentage resulting from a change in value of net assets, or in any ratings, will not be deemed to result in a violation of the restriction. For purposes of investment restriction No. 4 above, the Adviser will, on behalf of the Fund, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which the Fund invests. As a general matter, the Adviser relies on the industry classifications provided by the Morgan Stanley Capital International/Standard & Poor’s Global Industry Classification Standard. An industry is considered to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis à vis issuers active in other sectors of the economy. The definition of what constitutes a particular industry is therefore an evolving one. Some issuers could reasonably fall within more than one industry category. To the extent that the Global Industry Classification Standard classifications are so broad that the primary economic characteristics in a single class are materially different, the Fund may further classify issuers in accordance with industry classifications as published by the SEC or relevant SEC staff interpretations. The Fund may change any source used for determining industry classifications without prior shareholder notice or approval.

Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed from a bank, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells holdings at that time.

In addition, the Fund may not pledge, mortgage or hypothecate its assets except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the Fund’s total assets.

The Total Return Fund:

The following policies and limitations supplement those described in the Prospectus and this SAI. Investment restrictions numbered 1 through 8 below have been adopted by the Trust as fundamental policies of the Fund. Investment restrictions 9 through 14 are not fundamental policies and may be changed by a vote of the Board at any time.

Fundamental Investment Restrictions. The following investment restrictions are fundamental policies and, as such, may not be changed without the approval of a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund.

1. The Fund may not borrow money, except that it may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) borrow amounts equal to an additional 5% of its total assets for temporary purposes, (c) invest in permitted leveraged investments, (d) engage in transactions in mortgage dollar rolls and other similar transactions, and (e) engage in other transactions that may entail borrowing or otherwise borrow money to the extent permitted by applicable law.

2. The Fund may not lend its assets or money to other persons, except (a) by purchasing debt obligations (including privately placed debt obligations), (b) by lending cash or securities as permitted by applicable law, (c) by entering into repurchase agreements, (d) by investing in permitted leveraged investments, or (e) as otherwise permitted by applicable law.

3. The Fund shall invest at least 75% of its total assets in some combination of the following: (a) cash and cash items, (b) Government Securities (as defined in the 1940 Act), (c) securities of other investment companies, and (d) other securities. With regard to (d), other securities (acquired pursuant to this policy) are limited as to any single issuer to an amount not greater than 5% of the Fund’s total assets and not more than 10% of the outstanding voting securities of any such issuer, or as otherwise permitted by applicable law.

4. The Fund will not make investments that will result in the concentration (as that term is used in the 1940 Act) of its assets in securities of issuers in any one industry.

5. The Fund may not underwrite any issue of securities, except to the extent that the sale of portfolio securities in accordance with the Fund’s investment objective, policies and limitations may be deemed to be an underwriting, and except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the 1933 Act.

6. The Fund may purchase or sell real estate, or direct or indirect interests in real estate, subject to other investment policies and applicable law.

7. The Fund may not issue senior securities, except as otherwise permitted by its fundamental policy on borrowing or by applicable law.

8. The Fund may purchase or sell commodities or commodity contracts, subject to other investment policies and applicable law.

Non-Fundamental Investment Restrictions. The Fund is also subject to the following non-fundamental investment restrictions and policies that may be changed by the Board without shareholder approval.

9. The Fund may not purchase or sell put options, call options, spreads or combinations of put options, call options and spreads, except that the Fund may purchase and sell covered put and call options on securities and stock indexes and futures contracts and options on futures contracts.

10. The Fund may not invest in companies for the purpose of exercising control or management.

11. The Fund may not purchase warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund’s net assets. For purposes of this restriction, warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

12. The Fund may not purchase illiquid investments if more than 15% of the total assets of the Fund would be invested in illiquid investments. For purposes of this restriction, illiquid investments are securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.

13. The Fund may not purchase restricted securities if more than 10% of the total assets of the Fund would be invested in restricted securities. Restricted securities are securities that are subject to contractual or legal restrictions on transfer, excluding for purposes of this restriction, restricted securities that are eligible for resale pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”), that have been determined to be liquid by the Board based upon the trading markets for the securities.

14. If the Fund is invested in by another series of the Trust or by a series of Highland Funds I, it may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Notes to Investment Restrictions

The percentage limitations in the restrictions listed above apply at the time of purchases of securities. For purposes of fundamental investment restriction No. 4 above, the Adviser will, on behalf of the Fund, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which the Fund invests. As a general matter, the Adviser relies on the industry classifications provided by the Morgan Stanley Capital International/Standard & Poor’s Global Industry Classification Standard. An industry is considered to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis à vis issuers active in other sectors of the economy. The definition of what constitutes a particular industry is therefore an evolving one. Some issuers could reasonably fall within more than one industry category. To the extent that the Global

Industry Classification Standard classifications are so broad that the primary economic characteristics in a single class are materially different, the Fund may further classify issuers in accordance with industry classifications as published by the SEC or relevant SEC staff interpretations. The Fund may change any source used for determining industry classifications without prior shareholder notice or approval.

Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed from a bank, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells holdings at that time.

In addition, the Fund may not pledge, mortgage or hypothecate its assets except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the Fund’s total assets.

The Energy MLP Fund:

The following policies and limitations supplement those described in the Prospectus and this SAI. Investment restrictions numbered 1 through 7 below have been adopted by the Trust as fundamental policies of the Fund. Investment restrictions 8 through 10 are not fundamental policies and may be changed by a vote of the Board at any time.

Fundamental Investment Restrictions. The following investment restrictions are fundamental polices and, as such, may not be changed without the approval of a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund.

1. The Fund may not borrow money, except that the Fund may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) borrow amounts equal to an additional 5% of its total assets for temporary purposes, (c) invest in permitted leveraged investments, and (d) engage in other transactions that may entail borrowing or otherwise borrow money to the extent permitted by applicable law.

2. The Fund will not lend its assets or money to other persons, except by (a) purchasing debt obligations (including privately placed debt obligations), (b) lending cash or securities as permitted by applicable law, (c) entering into repurchase agreements, (d) investing in permitted leveraged investments, or (e) as otherwise permitted by applicable law.

3. The Fund will not make investments that will result in the concentration (as that term is used in the 1940 Act) of its assets in securities of issuers in any one industry, except that the Fund will invest more than 25% and may invest up to 100% of its assets in securities of issuers in the energy industry.

4. The Fund will not underwrite any issue of securities, except to the extent that the sale of portfolio securities in accordance with the Fund’s investment objective, policies and limitations may be deemed to be an underwriting, and except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the 1933 Act.

5. The Fund may purchase or sell real estate, or direct or indirect interests in real estate, subject to other investment policies and applicable law.

6. The Fund may not issue senior securities, except as otherwise permitted by its fundamental policy on borrowing or by applicable law.

7. The Fund may purchase or sell commodities or commodity contracts, subject to other investment policies and applicable law.

Non-Fundamental Investment Restrictions. The Fund is also subject to the following non-fundamental investment restrictions and policies that may be changed by the Board without shareholder approval.

8. The Fund may not acquire any illiquid securities if, as a result thereof, more than 15% of the market value of the Fund’s net assets would be in investments that are illiquid.

9. The Fund may not borrow on margin, notwithstanding fundamental investment restriction number 1, unless such activity is permitted by applicable law.

10. If the Fund is invested in by another series of the Trust or by a series of Highland Funds I, it may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Notes to Investment Restrictions

The percentage limitations in the restrictions listed above, other than the 15% limitation on illiquid investments and the limitation on borrowing, apply at the time of purchases of securities and a later increase or decrease in percentage resulting from a change in value of net assets, or in any ratings, will not be deemed to result in a violation of the restriction. For purposes of investment restriction No. 3 above, the Adviser will, on behalf of the Fund, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which the Fund invests. As a general matter, the Adviser relies on the industry classifications provided by the Morgan Stanley Capital International/Standard & Poor’s Global Industry Classification Standard. An industry is considered to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis à vis issuers active in other sectors of the economy. The definition of what constitutes a particular industry is therefore an evolving one. Some issuers could reasonably fall within more than one industry category. To the extent that the Global Industry Classification Standard classifications are so broad that the primary economic characteristics in a single class are materially different, the Fund may further classify issuers in accordance with industry classifications as published by the SEC or relevant SEC staff interpretations. The Fund may change any source used for determining industry classifications without prior shareholder notice or approval. Notwithstanding investment restriction No. 5 above, the Fund does not expect to purchase or sell physical real estate.

Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed from a bank, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells holdings at that time.

In addition, the Fund may not pledge, mortgage or hypothecate its assets except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the Fund’s total assets.

The Fund has entered into a $25 million credit agreement with Bank of New York Mellon that expires on February 27, 2019, to leverage the investment portfolio. Interest is charged to the Fund based on its borrowings at a rate equal to LIBOR plus 1.10%. In addition, the Fund agrees to pay a commitment fee of 0.40% on the undrawn amount under the agreement. From January 1, 2018 through December 31, 2018, the Fund paid fees and interest of $397,419.59 under this agreement.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the overall review of the Board, the Adviser or Sub-Adviser, as applicable, is responsible for decisions to buy and sell securities and other portfolio holdings of the Funds, for selecting the broker or dealer to be used and for negotiating any commission rates paid. Transactions on domestic stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On many foreign exchanges, commissions are fixed and may be higher than for securities traded on U.S. exchanges. Generally, no stated commissions are applicable to securities traded in U.S. OTC markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. Government Securities generally will be purchased on behalf of a Fund from underwriters or dealers, although certain newly issued Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

Securities held by a Fund also may be held by other funds or separate accounts for which the Adviser or a Sub-Adviser, as applicable, acts as an adviser. Because of different investment objectives or other factors, a particular security may be bought by the Adviser or a Sub-Adviser, as applicable, for one or more of its clients, when one or more other clients are selling the same security. If purchases or sales of securities for a Fund or other clients of the Adviser or a Sub-Adviser, as applicable, arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for a Fund and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser or a Sub-Adviser, as applicable, during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

On occasions when the Adviser or a Sub-Adviser, as applicable, deems the purchase or sale of a security to be in the best interests of a Fund as well as other funds or accounts for which the Adviser or a Sub-Adviser acts as an adviser, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other funds or accounts in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser or a Sub-Adviser, as applicable, in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund and to such other funds or accounts. In some cases this procedure may adversely affect the size the position obtainable for a Fund.

Commission Rates; Brokerage and Research Services

The Adviser or Sub-Adviser, as applicable, seeks to obtain “best execution,” considering the execution price and overall commission costs paid and other factors. The Adviser or Sub-Adviser, as applicable, routes its orders to various broker-dealers for execution at its discretion. Factors involved in selecting brokerage firms include the size, type and difficulty of the transaction, the nature of the market for the security, the reputation, experience and financial stability of the broker-dealer involved, the quality of service, the quality of research and investment information provided and the firm’s risk in positioning a block of securities. Within the framework of the policy of obtaining the most favorable price and efficient execution, the Adviser or Sub-Adviser, as applicable, does consider “brokerage and research services” (as defined in the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) provided by brokers who effect portfolio transactions with the Adviser or Sub-Adviser, as applicable, or the Funds. “Brokerage and research services” are services that brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular issuers and industries.

In addition, the investment advisory agreement between the Trust and the Adviser and the investment sub-advisory agreement between the Adviser and the Sub-Adviser, as applicable, relating to each Fund authorizes the Adviser and the Sub-Adviser, on behalf of the respective Fund, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Exchange Act) provided to the Fund and/or other accounts over which the Adviser or its affiliates or a Sub-Adviser exercise investment discretion. The fees under the investment advisory agreement relating to a Fund will not be reduced by reason of the Fund’s receiving brokerage and research services. Such services include analyses and reports regarding issuers, industries, economic trends, portfolio strategy, and may effect securities transactions and perform certain functions related thereto. In addition, such services may include advice concerning the advisability of investing in, purchasing or selling securities and the availability of particular securities or buyers or sellers of securities. The research services received from broker-dealers that execute transactions on behalf of a Fund may be useful to the Adviser or a Sub-Adviser in servicing that Fund as well as all of the Adviser’s or the Sub-Adviser’s accounts and not all of these services may be used in connection with the particular Fund or Funds generating the commissions. Consistent with limits established by the Federal securities laws, a Fund may pay broker-dealer commissions for agency transactions that exceed the amount of commissions charged by other broker-dealers in recognition of their research and brokerage services.

The following table shows the amount of brokerage commissions paid by the Funds over the past three fiscal years. Variations in the amount of brokerage commissions paid by a Fund from year to year may result from changing asset levels, market conditions or changes in the Adviser’s outlook.

Fund	Fiscal Year Ended September 30, 2018	Fiscal Year Ended September 30, 2017	Fiscal Year Ended September 30, 2016
Energy MLP Fund	$18,427	$20,036	$83,774
Socially Responsible Equity Fund	$526,615	$474,020	$587,601
Small-Cap Equity Fund	$156,641	$297,086	$158,096
Fixed Income Fund	$4,551	$1,735	$2,910
Total Return Fund	$83,779	$50,340	$62,819
Income Fund[1]	N/A	N/A	N/A

[1]	The Income Fund had not commenced operations as of September 30, 2018.

The following table shows the dollar amount of brokerage commissions paid to firms that provided research and brokerage services and the approximate dollar amount of transactions involved during the fiscal year ended September 30, 2018.

Fund	Commissions Paid to Firms for Brokerage and Research Services	Total Amount of Transactions to Firms for Brokerage and Research Services
Energy MLP Fund	$0	$13,940,590
Socially Responsible Equity Fund	$89,166	$1,263,182,076
Small-Cap Equity Fund	$10,206	$69,018,304
Fixed Income Fund	$873	$13,000,910
Total Return Fund	$7,693	$87,281,903
Income Fund[1]	N/A	N/A

[1]	The Income Fund had not commenced operations as of September 30, 2018.

The following table shows the dollar amount of brokerage commissions paid to each firm that provided research and brokerage services obtained in compliance with Section 28(e) of the Exchange Act and the approximate dollar amount of transactions involved during the fiscal year ended September 30, 2018.

Broker	Commissions Paid to Firms for Brokerage and Research Services	Total Amount of Transactions to Firms for Brokerage and Research Services
Bank of America Merrill Lynch	$46,724	$226,887,784
Barclays Capital Inc.	$0	$5,250,595
BMO Capital Markets	$0	$21,573,376
BNP Paribas	$0	$36,456
BTIG-BASS TRADING	$0	$5,971,129
Cantor Fitzgerald & Co.	$0	$12,440,807
Citibank, N.A.	$0	$14,144,504
Deutsche Bank AG, New York Branch	$0	$23,163,541
FBR Investments	$0	$6,828,147
Goldman Sachs	$0	$27,958,975
Height Securities, LLC	$0	$19,755,057
ISI Group, Inc.	$0	$21,981,568
ITG Inc.	$27,425	$133,798,105
Jefferies & Company, Inc.	$2,079	$42,509,150
JMP Securities LLC	$0	$59,922,695
Jones and Associates Inc.	$0	$4,360,236
JPMorgan Chase Bank, N.A.	$25,222	$161,743,332

Broker	Commissions Paid to Firms for Brokerage and Research Services	Total Amount of Transactions to Firms for Brokerage and Research Services
Keefe Bruyette and Woods Inc.	$0	$1,751,542
KeyBanc Capital Markets Inc.	$0	$31,092,542
Leerink Swann & Co., Inc.	$0	$1,048,373
Liquidnet, Inc.	$0	$8,253,137
Luminex	$0	$163,378
MKM Partners LLC	$0	$13,939,596
Morgan Stanley & Co, Inc.	$0	$77,698,288
Newedge USA LLC	$0	$4,832,267
Oppenheimer & Co., Inc.	$0	$9,312,943
Piper Jaffray & Co.	$0	$8,537,050
Raymond James and Associates	$0	$6,488,852
RBC Capital Markets	$0	$31,380,431
Robert W. Baird & Co. Incorporated	$0	$20,927,135
Robert W. Baird & Co. Incorporated	$3,251	$25,735,699
Sandler O’Neill & Partners, LP	$0	$1,436,178
Sanford C. Bernstein and Co.	$0	$4,585,736
SG Cowen & Co., LLC	$0	$4,725,747
Societe Generale	$0	$248,265
Stifel Nicolaus	$0	$3,083,360
Stifel Nicolaus & Company Inc.	$3,236	$32,037,964
SunTrust Capital Markets, Inc.	$0	$5,134,327
Telsey Advisory Group	$0	$3,304,884
TPCG Financial Services	$0	$284,655
Wallachbeth Capital LLC	$0	$10,688,931
Wells Fargo Securities LLC	$0	$8,923,585
Wolfe Research	$0	$7,296,530

The Funds did not pay any brokerage commissions to affiliated brokers during the previous three fiscal years.

The Trust is required to identify the securities of its or its parent companies’ regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) held by the Funds as of the close of their most recent fiscal year and state the value of such holdings. As of September 30, 2018, the Trust held securities of the following regular brokers or dealers.

Fund	Market Value
Highland Fixed Income Fund
Morgan Stanley & Co. Inc.	$2,495,395
JP Morgan Chase & Co.	$5,921,633
Stifel, Nicolaus & Company	$746,585
Wells Fargo	$2,056,241
State Street Bank & Trust	$673,125
Charles Schwab & Co., Inc.	$770,625

Highland Total Return Fund
Bank of America Corp.	$41,664
Goldman Sachs & Co.	$109,445
JP Morgan Chase & Co.	$1,423,453
Morgan Stanley & Co. Inc.	$21,022

PORTFOLIO TURNOVER

The frequency and amount of portfolio purchases and sales (known as the “turnover rate”) will vary from year to year. The portfolio turnover rate may vary greatly from year to year and will not be a limiting factor when HCMFA or a Sub-Adviser, as applicable, deems portfolio changes appropriate. Although the Funds generally do not intend to trade for short-term profits, the securities held by a Fund will be sold whenever HCMFA or a Sub-Adviser, as applicable, believes it is appropriate to do so, without regard to the length of time a particular security may have been held. Higher portfolio turnover involves correspondingly greater transaction costs, including any brokerage commissions that a Fund will bear directly, and can cause a Fund to recognize more short-term capital gains (which are taxable to shareholders at higher rates than long-term capital gains). Each Fund may engage in active trading to achieve its investment goals and, as a result, may have substantial portfolio turnover. A 100% turnover rate would occur if all of a Fund’s portfolio securities were replaced once within a one-year period. The following table provides the portfolio turnover rates for each Fund over the past two fiscal years.

Fund	Portfolio Turnover for Fiscal Year Ended 9/30/18	Portfolio Turnover for Fiscal Year Ended 9/30/17
Energy MLP Fund	15%	8%
Socially Responsible Equity Fund[1]	258%	83%
Small-Cap Equity Fund[2]	38%	84%
Fixed Income Fund	45%	20%
Total Return Fund	105%	99%
Income Fund[3]	N/A	N/A

[1]	Socially Responsible’s portfolio turnover rate increased year over year due to Portfolio Manager changes between periods.
[2]	The Small-Cap Equity Fund’s portfolio turnover rate decreased year-over-year due to an decrease in capital activity and changing market dynamics.
[3]	The Income Fund had not commenced operations as of September 30, 2018.

MANAGEMENT OF THE TRUST

The Board provides broad oversight of the operations and affairs of the Funds and protects the interests of shareholders. The Board has overall responsibility to manage and control the business affairs of the Funds, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Funds’ business. The names and birthdates of the Trustees and officers of the Funds, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships or trusteeships they hold are shown below. The business address for each Trustee and officer of the Funds is c/o Highland Capital Management Fund Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201.

The “Highland Funds Complex,” as referred to herein, consists of: each series of Highland Funds I (“HFI”), each series of Highland Funds II (“HFII”), Highland Global Allocation Fund (“GAF”), Highland Income Fund (formerly, Highland Floating Rate Opportunities Fund) (“HFRO”), NexPoint Strategic Opportunities Fund (“NHF”), NexPoint Event-Driven Fund (“NEDF”), NexPoint Latin American Opportunities Fund (“NLAF”), NexPoint Real Estate Strategies Fund (“NRESF”), NexPoint Strategic Income Fund (“NSIF”), NexPoint Energy and Materials Opportunities Fund (“NEMO”), NexPoint Discount Strategies Fund (“NDSF”), NexPoint Healthcare Opportunities Fund (“NHOF”, and together with NEDF, NLAF, NRESF, NSIF, NEMO and NDSF, the “Interval Funds”), and NexPoint Capital, Inc. (the “BDC”), a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.

Name, Date of Birth, Position(s) with the Fund and Length of Time Served, Term of Office[1] and Number of Portfolios in the Highland Funds Complex Overseen by the Trustee	Principal Occupations(s) During the Past Five Years and Other Directorships/Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership During the Past Five Years
Independent Trustees

Dr. Bob Froehlich (4/28/1953) Trustee since March 2016; 3 year term (expiring at 2020 annual meeting) for the Trust. 23 funds

Retired.

Trustee of ARC Realty Finance Trust, Inc. (from January 2013 to May 2016); Director of KC Concessions, Inc. (since January 2013); Trustee of Realty Capital Income Funds Trust (from January 2014 to December 2016); Director of American Realty Capital Healthcare Trust II (from January 2013 to June 2016); Director, American Realty Capital Daily Net Asset Value Trust, Inc. (from November 2012 to July 2016); Director of American Sports Enterprise, Inc. (since January 2013); Director of Davidson Investment Advisors (from July 2009 to July 2016); Chairman and owner, Kane County Cougars Baseball Club (since January 2013); Advisory Board of Directors, Internet Connectivity Group, Inc. (from January 2014 to April 2016); Director of AXAR Acquisition Corp. (formerly AR Capital Acquisition Corp.) (from October 2014 to October 2017); Director of The Midwest League of Professional Baseball Clubs, Inc.; Director of Kane County Cougars Foundation, Inc.; Director of Galen Robotics, Inc.; Chairman and Director of FC Global Realty, Inc. (from May 2017 to June 2018); and Chairman and Director of First Capital Investment Corp. (from March 2017 to March 2018); and Director and Special Advisor to Vault Data, LLC (since February 2018).

Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

John Honis[2] (6/16/1958) Trustee since July 2013; 3 year term (expiring at 2021 annual meeting) for the Trust. 23 funds

President of Rand Advisors, LLC since August 2013; Partner of Highland Capital Management, L.P. (“HCM”) from February 2007 until his resignation in November 2014.

Manager of Turtle Bay Resort, LLC (August 2011 – December 2018); Manager of American Home Patient (November 2011 to February 2016).

Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on other boards of directors.

Ethan Powell[3] (6/20/1975) Trustee since December 2013; Chairman of the Board since December 2013; 3 year term (expiring at 2022 annual meeting) for the Trust. 23 funds

Trustee of Impact Shares Funds I Trust

President and Founder of Impact Shares LLC since December 2015; Trustee/Director of the Highland Funds Complex from June 2012 until July 2013 and since December 2013; Chief Product Strategist of Highland Capital Management Fund Advisors, L.P. (“HCMFA”) from 2012 until December 2015; Senior Retail Fund Analyst of HCM from 2007 until December 2015 and HCMFA from its inception until December 2015; President and Principal Executive Officer of NHF from June 2012 until May 2015; Secretary of NHF from May 2015 until December 2015; Executive Vice President and Principal Executive Officer of HFI and HFII from June 2012 until December 2015; and Secretary of HFI and HFII from November 2010 to May 2015.

Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Highland Funds Complex; significant administrative and managerial experience.

Name, Date of Birth, Position(s) with the Fund and Length of Time Served, Term of Office[1] and Number of Portfolios in the Highland Funds Complex Overseen by the Trustee	Principal Occupations(s) During the Past Five Years and Other Directorships/Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership During the Past Five Years
Bryan A. Ward (2/4/1955) Trustee since May 2006 3 year term (expiring at 2022 annual meeting). 23 funds

Senior Advisor, CrossFirst Bank since April 2019; Private Investor, BW Consulting, LLC since 2014; Senior Manager, Accenture, LLP (a consulting firm) from 1991 until retirement in 2014.

Director of Equity Metrix, LLC

Significant experience on this and/or other boards of directors/trustees; significant managerial and executive experience; significant experience as a management consultant.

Interested Trustees

Dustin Norris[4] (1/6/1984) Trustee since February 2018; Executive Vice President since April 2019; Nominee for 3 year term expiring at 2021 annual meeting. 23 funds	Head of Distribution and Chief Product Strategist at NexPoint since March 2019; President of NexPoint Securities, Inc. (formerly, Highland Capital Funds Distributor, Inc.) from April 2018; Head of Distribution at HCMFA from November 2017 until March 2019; Secretary of HFRO, GAF, HFI and HFII from October 2017 until April 2019; Assistant Secretary of HFRO and GAF II from August 2017 to October 2017; Chief Product Strategist at HCMFA from September 2015 to March 2019; Director of Product Strategy at HCMFA from May 2014 to September 2015; Assistant Secretary of HFI and HFII from March 2017 to October 2017; Secretary of NHF from December 2015 until April 2019; Assistant Treasurer of NexPoint Real Estate Advisors, L.P. since May 2015; Assistant Treasurer of NexPoint Real Estate Advisors II, L.P. since June 2016; Assistant Treasurer of HFI and HFII from November 2012 to March 2017; Assistant Treasurer of NHF from November 2012 to December 2015; Secretary of the BDC from 2014 until April 2019; and Secretary of the Interval Funds from March 2016 until April 2019.	Significant experience in the financial industry; significant managerial and executive experience, including experience as an officer of the Highland Funds Complex since 2012.

None

[1]

On an annual basis, as a matter of Board policy, the Governance and Compliance Committee reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. Effective June 2013, the Board adopted a retirement policy wherein the Governance and Compliance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Governance and Compliance Committee reports its findings to the Board.

[2]

Since May 1, 2015, Mr. Honis has been treated as an Independent Trustee of the Trust. Prior to that date, Mr. Honis was treated as an Interested Trustee because he was a partner of an investment adviser affiliated with the Adviser until his resignation in November 2014. As of May 31, 2019, Mr. Honis was entitled to receive aggregate severance and/or deferred compensation payments of approximately $390,000 from another affiliate of the Adviser.

In addition, Mr. Honis serves as a trustee of a trust that owns substantially all of the economic interest in an investment adviser affiliated with the Adviser. Mr. Honis indirectly receives an asset-based fee in respect of such interest, which is projected to range from $450,000-$550,000 annually. Additionally, an investment adviser controlled by Mr. Honis has entered into a shared services arrangement with an affiliate of the Adviser, pursuant to which the affiliate provides back office support in exchange for approximately $50,000 per quarter. The affiliated adviser was paid $147,000 and $208,000 in 2017 and 2018, respectively. In light of these relationships between Mr. Honis and affiliates of the Adviser, it is possible that the SEC might in the future determine Mr. Honis to be an interested person of the Trust.

[3]	Prior to December 8, 2017, Mr. Powell was treated as an Interested Trustee of the Fund for all purposes other than compensation and the Trust’s code of ethics.

[4]	On February 7, 2018, Mr. Norris was appointed as an Interested Trustee of the Trust.

Officers*

Name, Date of Birth, Position(s) held with the Trust and Length of Time Served, Term of Office	Principal Occupations(s) During the Past Five Years
Frank Waterhouse (4/14/1971) Treasurer since May 2015; Principal Financial Officer and Principal Accounting Officer since October 2017; Principal Executive Officer since February 2018; Indefinite Term	Partner and Chief Financial Officer of HCM; Treasurer of the Highland Funds Complex since May 2015.

Clifford Stoops (11/17/1970) Assistant Treasurer since March 2017; Indefinite Term	Chief Accounting Officer at HCM; Assistant Treasurer of the Highland Funds Complex since March 2017.

Jason Post (1/9/1979) Chief Compliance Officer since September 2015; Indefinite Term	Chief Compliance Officer for HCMFA and NexPoint since September 2015; Chief Compliance Officer and Anti-Money Laundering Officer of the Highland Funds Complex since September 2015. Prior to his current role at HCMFA and NexPoint, Mr. Post served as Deputy Chief Compliance Officer and Director of Compliance for HCM.

Dustin Norris (1/6/1984) Executive Vice President since April 2019; Indefinite Term Trustee since February 2018	Head of Distribution and Chief Product Strategist at NexPoint since March 2019; President of NexPoint Securities, Inc. since April 2018; Head of Distribution at HCMFA from November 2017 until March 2019; Chief Product Strategist at HCMFA from September 2015 to March 2019; Director of Product Strategy at HCMFA from May 2014 to September 2015; Officer of the Highland Funds Complex since November 2012.

Lauren Thedford (1/7/1989) Secretary since April 2019; Indefinite Term	Associate General Counsel at HCM since September 2017; In-House Counsel at HCM from January 2015 until September 2017; Secretary of the Highland Funds Complex since April 2019.

*	The address for each Trustee and Officer is c/o Highland Capital Management Fund Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201.

Qualifications of Trustees

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Trust should so serve. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; (iii) the individual’s prior experience, if any, serving on company boards (including public companies and, where relevant, other investment companies) and the boards of other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. Each Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board are summarized in the table above.

Trustees’ Compensation

The officers of the Trust receive no direct remuneration from the Funds. The following table sets forth the aggregate compensation paid to each Trustee who is not an “interested person” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) by the Trust and the total compensation paid to each Trustee by the Highland Funds Complex (as defined below) for the period ending September 30, 2018.

Name of Trustee	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Funds’ Expense	Estimated Annual Benefits Upon Retirement	Aggregate Compensation from the Highland Funds Complex
Interested Trustee
Dustin Norris[1]	$0	$0	$0	$0

Independent Trustees
Timothy K. Hui[2]	$18,591	$0	$0	$150,000
Bryan A. Ward[5]	$18,591	$0	$0	$150,000
Dr. Bob Froehlich	$18,591	$0	$0	$150,000
John Honis[3]	$18,591	$0	$0	$150,000
Ethan Powell[4], 5	$18,591	$0	$0	$150,000

[1]	On February 7, 2018, Mr. Norris was appointed as an Interested Trustee of the Trust.
[2]

Effective March 31, 2019, Mr. Hui resigned as an Independent Trustee of the Trust. Mr. Hui’s resignation was related to a reduction in the size of the Board to five members. There were no material conflicts, disagreements or other issues between Mr. Hui, the Board of Trustees or HCMFA.

[3]	Effective May 1, 2015, Mr. Honis is treated as an Independent Trustee of the Trust.
[4]	Prior to December 8, 2017, Mr. Powell was treated as an Interested Trustee of the Trust for all purposes other than compensation and the Trust’s code of ethics.
[5]

Effective December 31, 2018, the Board approved an aggregate compensation increase of $10,000 payable to each of the Chairman of the Audit and Qualified Legal Compliance Committee and the Chairman of the Board.

Each Independent Trustee receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Funds Complex. The Independent Trustees are reimbursed for actual out-of-pocket expenses relating to attendance at meetings. The Independent Trustees do not receive any separate compensation in connection with service on Committees or for attending Board or Committee Meetings; however, the Chairman of the Board and the Chairman of the Audit and Qualified Legal Compliance Committee each receive an additional payment of $10,000 payable in quarterly installments and allocated among each portfolio in the Highland Funds Complex based on relative net assets.

Role of the Board, Leadership Structure and Risk Oversight

The Role of the Board

The Board oversees the management and operations of the Trust. Like most RICs, the day-to-day management and operation of the Trust is performed by various service providers to the Trust, such as HCMFA, the Sub-Adviser, the Underwriter, administrator, sub-administrator, custodian, and the Transfer Agent, each of which is discussed in greater detail in this SAI. The Board has appointed senior employees of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. The Board receives regular reports from these officers and service providers regarding the Trust’s operations. For example, the Treasurer provides reports as to financial reporting matters and investment personnel report on the performance of the Funds. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal in person Board meetings which are typically held quarterly, in person, and involve the Board’s review of, among other items, recent Trust operations. The Board also periodically holds telephonic meetings as part of its review of the Trust’s activities. From time to time one or more members of the Board may also meet with management in less formal settings, between scheduled Board meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Structure and Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. The Board consists of five Trustees, four of whom are Independent Trustees. Mr. Powell serves as Chairman of the Board. The Trustees meet periodically throughout the year in person and by telephone to oversee the Trust’s activities, review contractual arrangements with service providers for the Trust and review the Trust’s performance. The Board conducts much of its work through certain standing Committees, each of whose meetings are chaired by an Independent Trustee.

The Board has established an Audit and Qualified Legal Compliance Committee, a Governance and Compliance Committee, and a Distribution and Alternatives Oversight Committee, which are discussed in greater detail below.

Audit and Qualified Legal Compliance Committee. The members of the Audit and Qualified Legal Compliance Committee are Dr. Froehlich and Messrs. Powell and Ward each of whom is independent for purposes of the 1940 Act. The Audit and Qualified Legal Compliance Committee is responsible for approving the Trust’s independent accountants, reviewing with the Trust’s independent accountants the plans and results of the audit engagement and the adequacy of the Trust’s internal accounting controls, approving professional services provided by the Trust’s independent accountants. The Audit and Qualified Legal Compliance Committee is charged with compliance with Rules 205.2(k) and 205.3(c) of Title 17 of the Code of Federal Regulations regarding alternative reporting procedures for attorneys representing the Trust who appear and practice before the SEC on behalf of the Trust. The Audit and Qualified Legal Compliance Committee is also responsible for reviewing and overseeing the valuation of debt and equity securities that are not publicly traded or for which current market values are not readily available pursuant to policies and procedures adopted by the Board. The Board and Audit and Qualified Legal Compliance Committee will use the services of one or more independent valuation firms to help them determine the fair value of these securities. In addition, each member of the Audit and Qualified Legal Compliance Committee meets the current independence and experience requirements of Rule 10A-3 under the Exchange Act.

The Audit and Qualified Legal Compliance Committee met six times during the fiscal year ended September 30, 2018. Mr. Ward acts as the Chairman of the Audit and Qualified Legal Compliance Committee and as the audit committee financial expert.

The Governance and Compliance Committee. The Fund’s Governance and Compliance Committee’s function is to oversee and make recommendations to the full Board or the Independent Trustees, as applicable, with respect to the governance of the Fund, selection and nomination of Trustees, compensation of Trustees, and related matters, as well as to oversee and assist Board oversight of the Fund’s compliance with legal and regulatory requirements and to seek to address any potential conflicts of interest between the Fund and NexPoint in connection with any potential or existing litigation or other legal proceeding related to securities held by the Fund and the Adviser or another client of the Adviser. The Governance and Compliance Committee is also responsible for at least annually evaluating each Trustee and determining whether to recommend each Trustee’s continued service in that capacity. The Governance and Compliance Committee will consider recommendations for Trustee nominees from shareholders sent to the Secretary of the Trust, 300 Crescent Court, Suite 700, Dallas, Texas 75201. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the recommended nominee’s ability to meet the responsibilities of a Trustee of the Fund. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Governance and Compliance Committee. The Governance and Compliance Committee is currently comprised of Dr. Froehlich and Messrs. Honis, Ward and Powell, each of whom is independent for purposes of the 1940 Act. Mr. Powell serves as the Chairman of the Governance and Compliance Committee. Prior to the February 28, 2019-March 1, 2019 Board Meeting, the Governance and Compliance Committee was divided into the Governance Committee and the Compliance Committee, which met two and three times, respectively, during the fiscal year ended September 30, 2018.

The Distribution and Alternatives Oversight Committee. The members of the Distribution and Alternatives Oversight Committee are Dr. Froehlich, Messrs. Honis, Norris, Ward, and Powell. The Distribution and Alternatives Oversight Committee is responsible for reviewing arrangements with financial intermediaries who provide service to the Fund, including Fund payments to financial intermediaries, and for overseeing any funds that, in the Board’s determination, employ alternative investment strategies.

Dr. Froehlich serves as Chairman of the Distribution and Alternatives Oversight Committee. Prior to the February 28, 2019-March 1, 2019 Board Meeting, the Distribution and Alternatives Oversight Committee was divided into the Distribution Oversight Committee and the Alternatives Oversight Committee, each of which met two times during the fiscal year ended September 30, 2018.

The Board periodically reviews its leadership structure, including the role of the Chairman. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Trust’s current operations. The Board believes that its leadership structure, including the current percentage of the Board who are Independent Trustees, is appropriate given its specific characteristics. These characteristics include: (i) the extent to which the work of the Board is conducted through the standing committees; (ii) the extent to which the Independent Trustees meet as needed, together with their independent legal counsel, in the absence of members of management and members of the Board who are “interested persons” of the Trust; and (iii) Mr. Powell’s previous positions with the Adviser and an affiliate of the Adviser and Mr. Honis’ previous position with an affiliate of the Adviser, which enhance the Board’s understanding of the operations of the Adviser.

Board Oversight of Risk Management

The Board’s role is one of oversight, rather than active management. This oversight extends to the Trust’s risk management processes. These processes are embedded in the responsibilities of officers of, and service providers to, the Trust. For example, HCMFA, the Sub-Adviser and other service providers to the Trust are primarily responsible for the management of the Trust’s investment risks. The Board has not established a formal risk oversight committee; however, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight. For example, the Trustees seek to understand the key risks facing the Trust, including those involving conflicts of interest; how management identifies and monitors these risks on an ongoing basis; how management develops and implements controls to mitigate these risks; and how management tests the effectiveness of those controls.

In the course of providing that oversight, the Board receives a wide range of reports on the Trust’s activities from HCMFA, the Sub-Adviser and other service providers, including reports regarding the Funds’ investment portfolios, the compliance of the Funds with applicable laws, and the Funds’ financial accounting and reporting. The Board also meets periodically with the Trust’s Chief Compliance Officer to receive reports regarding the compliance of the Funds with the federal securities laws and the Trust’s internal compliance policies and procedures, and meets with the Trust’s Chief

Compliance Officer periodically, including at least annually, to review the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s risk-based analysis for the Trust. The Board’s Audit Committee also meets regularly with the Treasurer and Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The Board also meets periodically with the portfolio managers of each Fund to receive reports regarding the management of the Fund, including its investment risks.

Share Ownership

The following table shows the dollar range of equity securities beneficially owned by the Trustees in each Fund and the aggregate dollar range of equity securities owned by the Trustees in all funds overseen by the Trustees in the Highlands Fund Complex as of December 31, 2018. The Income Fund is not included in the table below because it was not available for purchase as of the most recently completed calendar year.

Name of Trustee/Fund	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities Owned in All Funds of the Highland Funds Complex Overseen by Trustee
Interested Trustee
Dustin Norris[1]		Over $100,000
Highland Small-Cap Equity Fund	$1-$10,000

Independent Trustees
Timothy K. Hui[2]	None	Over $100,000

John Honis[3]	None	None

Dr. Bob Froehlich		Over $100,000
Highland Energy MLP Fund	$10,001-$50,000
Highland Fixed Income Fund	$10,001-$50,000
Highland Socially Responsible Equity Fund	$50,001-$100,000
Highland Small-Cap Equity Fund	$10,001-$50,000
Highland Total Return Fund	$10,001-$50,000

Bryan A. Ward
Highland Fixed Income Fund	$50,001-$100,000	Over $100,000

Ethan Powell[4]	None	Over $100,000

[1]	On February 7, 2018, Mr. Norris was appointed as an Interested Trustee of the Trust.
[2]

Effective March 31, 2019, Mr. Hui resigned as an Independent Trustee of the Trust. Mr. Hui’s resignation was related to a reduction in the size of the Board to five members. There were no material conflicts, disagreements or other issues between Mr. Hui, the Board of Trustees or HCMFA.

[3]	Effective May 1, 2015, Mr. Honis is treated as an Independent Trustee of the Trust.
[4]	Prior to December 8, 2017, Mr. Powell was treated as an Interested Trustee of the Trust for all purposes other than compensation and the Trust’s code of ethics.

Trustee Positions

As of December 31, 2018, no Independent Trustee, nor any of his immediate family members, owned beneficially or of record any class of securities of the Adviser or Underwriter (as defined below under “Underwriter”) or any person controlling, controlled by or under common control with any such entities.

Code of Ethics

The Funds, HCMFA, NSI and the Sub-Adviser have each adopted codes of ethics that essentially prohibit certain of their personnel, including the Funds’ portfolio managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including each Fund’s, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Under each of the codes of ethics of the Funds, HCMFA, NSI and the Sub-Adviser, personal trading is permitted by such persons subject to certain restrictions; however, they are generally required to pre-clear most securities transactions with the appropriate compliance officer and to report all transactions on a regular basis.

Anti-Money Laundering Compliance

The Funds and their service providers may be required to comply with various anti-money laundering laws and regulations. Consequently, a Fund and its service providers may request additional information from you to verify your identity. If at any time a Fund believes a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Fund may choose not to establish a new account or may be required to “freeze” a shareholder’s account. A Fund and its service providers also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the Fund or its service providers may not be permitted to inform the shareholder that it has taken the actions described above.

Investment Adviser

Highland Capital Management Fund Advisors, L.P. serves as each Fund’s investment adviser pursuant to an Amended and Restated Investment Advisory Agreement with each respective Fund (each, an “Investment Advisory Agreement”). HCMFA is controlled by James Dondero and Mark Okada, by virtue of their respective share ownership, and its general partner, Strand Advisors XVI, Inc., of which Mr. Dondero is the sole stockholder.

Investment Advisory Agreements

Under each Investment Advisory Agreement, HCMFA, among other things: (i) continuously furnishes an investment program for each Fund; (ii) places orders for the purchase and sale of securities for the accounts of each Fund; and (iii) votes, exercises consents and exercises all other rights pertaining to such securities on behalf of each Fund, or hires a sub-adviser to do so. Pursuant to a separate administration agreement, HCMFA also provides certain administration services to the Energy MLP Fund. See “Administrator/Sub-Administrator” below.

HCMFA carries out its duties under the Investment Advisory Agreements at its own expense. Each Fund pays its own ordinary operating and activity expenses, such as legal and auditing fees, investment advisory fees, administrative fees, custodial fees, transfer agency fees, the cost of communicating with shareholders and registration fees, as well as other operating expenses such as interest, taxes, brokerage, insurance, bonding, compensation of Independent Trustees of the Trust and extraordinary expenses.

The Investment Advisory Agreements provide that in the absence of willful misfeasance, bad faith or gross negligence in the performance (or reckless disregard) of its obligations or duties thereunder on the part of HCMFA, HCMFA shall not be subject to liability to a Fund for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Investment Advisory Agreement relates.

Additionally, each Investment Advisory Agreement remains in force for an initial two year period and from year to year thereafter, subject to annual approval by (a) the Board or (b) a vote of the majority of each Fund’s outstanding voting securities; provided that in either event continuance is also approved by a majority of the Independent Trustees who are not parties to the applicable Investment Advisory Agreement, by a vote cast in person at a meeting called for the purpose of voting such approval. The Investment Advisory Agreements may be terminated at any time, without payment of any penalty, by vote of the Board, or by a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of a Fund, or by the Adviser, in each case on not more than 60 days’ nor less than 30 days’ prior written notice to the other party. The Investment Advisory Agreements will automatically terminate in the event of an assignment, as defined by the 1940 Act and the rules thereunder, or upon the termination of the relevant Investment Advisory Agreement.

Investment Advisory Fees

The Funds pay HCMFA fees for advisory services provided under the Investment Advisory Agreements that are computed and accrued daily and paid monthly at the following annual rates based upon the value of the Funds’ average daily managed assets: Energy MLP Fund: 1.00%, Socially Responsible Equity Fund: 0.60%, Small-Cap Equity Fund: 0.95%, Fixed Income Fund: 0.30%, Income Fund: 0.60% and Total Return Fund: 0.50%.

The following table provides total investment advisory fees paid by each Fund and, where applicable, total fees and expenses waived for the last three fiscal years.

	Total Fees for Fiscal Year Ended 9/30/18	Fees and Expenses Waived for Fiscal Year Ended 9/30/18	Total Fees for Fiscal Year Ended 9/30/17	Fees and Expenses Waived for Fiscal Year Ended 9/30/17	Total Fees for Fiscal Year Ended 9/30/16	Fees and Expenses Waived for Fiscal Year Ended 9/30/16
Energy MLP Fund[1]	$378,741	$396,795	$456,646	$381,492	$414,406	$458,560
Socially Responsible Equity Fund	$892,181	$0	$938,688	$0	$1,322,295	$0
Small-Cap Equity Fund[1]	$640,184	$345,549	$612,265	$240,496	$376,578	$222,967
Fixed Income Fund[1]	$446,485	$25,185	$415,022	$26,298	$398,684	$9,458
Total Return Fund[1]	$491,918	$0	$402,473	$0	$380,433	$0
Income Fund[2]	N/A	N/A	N/A	N/A	N/A	N/A

[1]

HCMFA has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by each Fund pursuant to its distribution plan under Rule 12b-1 under the 1940 Act, taxes, such as deferred tax expenses, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses (collectively, the “Excluded Expenses”)) of the Energy MLP Fund, Small-Cap Equity Fund, Income Fund, Fixed Income Fund and Total Return Fund to 1.10%, 1.15%, 0.85%, 0.65% and 0.95% of average daily net assets attributable to any class of the Energy MLP Fund, Small-Cap Equity Fund, Fixed Income Fund and Total Return Fund, respectively (collectively, the “Expense Caps”). The Expense Caps will continue through at least January 31, 2020, and may not be terminated prior to this date without the action or consent of the Board.

[2]	The Income Fund had not commenced operations as of September 30, 2018.

Investment Sub-Adviser

Each Investment Advisory Agreement permits HCMFA, subject to the approval of the Board and other applicable legal requirements, to enter into any advisory or sub-advisory agreement with affiliated or unaffiliated entities whereby such entity would perform some or all of HCMFA’s responsibilities under the respective Investment Advisory Agreement. In this event, HCMFA remains responsible for ensuring that these entities perform the services that each undertakes pursuant to a sub-advisory agreement. HCMFA has engaged FFA to manage each of the Income Fund, Fixed Income Fund and Total Return Fund.

FFA

FFA is registered as an investment adviser under the Advisers Act. FFA is a wholly owned subsidiary of First Foundation Inc. FFA’s principal office address is 18101 Von Karman Ave., Ste 700, Irvine, CA 92612. FFA is entitled to receive from HCMFA a monthly fee, computed and accrued daily, at the annual rate of 0.15% of the Average Daily Managed Assets of the Fixed Income Fund, at the annual rate of 0.25% of the Average Daily Managed Assets of the Total Return Fund and at the annual rate of 0.30% of the Average Daily Managed Assets of the Income Fund. As of December 31, 2018, FFA had approximately $3.9 billion of assets under management.

Sub-Advisory Agreements

The Sub-Advisory Agreements with FFA are not assignable. Each of the FFA Sub-Advisory Agreements may be terminated (i) at any time, without payment of any penalty, by vote of the Trust’s Board, or by a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fixed Income Fund, Total Return Fund or Income Fund, as applicable, or (ii) by the Adviser or by FFA, in each case on not more than 60 days’ nor less than 30 days’ prior written notice to the other party. The Sub-Advisory Agreements provide that the Sub-Adviser may render similar sub-advisory services to other clients so long as the services that it provides under the respective Sub-Advisory Agreement are not impaired thereby. The Sub-Advisory Agreements also provide that the Sub-Adviser shall not be liable for any loss incurred by the respective Fund except (a) for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations and duties under the respective Sub-Advisory Agreement; and (b) as otherwise provided for in the respective Sub-Advisory Agreement.

Securities Activities of HCMFA and the Sub-Adviser

Securities held by the Funds also may be held by other funds or separate accounts for which HCMFA and/or the Sub-Adviser act as an adviser. Because of different investment objectives or other factors, a particular security may be bought by HCMFA and/or the Sub-Adviser for one or more of its clients, when one or more other clients are selling the same security. If purchases or sales of securities for a Fund or other client of HCMFA and/or a Sub-Adviser arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the Fund and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of HCMFA and/or any Sub-Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

On occasions when HCMFA and/or a Sub-Adviser (under the supervision of the Board) deem the purchase or sale of a security to be in the best interests of a Fund as well as other funds or accounts for which HCMFA and/or a Sub-Adviser acts as an adviser, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other funds or accounts in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by HCMFA and/or a Sub-Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and to such other funds or accounts. In some cases this procedure may adversely affect the size the position obtainable for a Fund.

Portfolio Managers – Other Accounts Managed and Ownership of Securities

The following table identifies for each Fund: (i) the portfolio managers identified in the Prospectus who are primarily responsible for the day-to-day management of the Funds, (ii) the number of RICs managed by each portfolio manager on a day-to-day basis (excluding the subject Fund) and the corresponding total assets managed in such investment companies, (iii) the number of other pooled investment vehicles managed by each portfolio manager on a day-to-day basis and the corresponding total assets managed in such pooled investment vehicles, (iv) the number of other accounts managed by each portfolio manager on a day-to-day basis and the corresponding total assets managed in such other accounts, (v) for each of the foregoing categories, the number of accounts and total assets in the accounts whose fees are based on performance, if any, and (vi) the dollar range of a Fund’s securities owned by each such Fund’s portfolio manager, if any. Unless otherwise noted, all information is provided as of September 30, 2018.

Fund/Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts[2]	Dollar Range of Fund Securities Owned
Energy MLP Fund
James Dondero[1]	11 Accounts with $2.8 billion in total assets managed.	2 Pooled Investment Vehicles with $780.5 million in total assets managed for which the fee is based on the performance of the Vehicle.	None	Over $1,000,000

Matthew Gray	None	None	None	$100,001-$500,000
Jon Poglitsch	2 Account with $1.7 billion in total assets managed.	None	1 Pooled Investment Vehicle with $416.9 million in total assets managed for which the fee is not based on the performance of the Vehicle.	$10,001-$50,000

Fund/Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts[2]	Dollar Range of Fund Securities Owned
Socially Responsible Equity Fund

James Dondero[1]	11 Accounts with $2.6 billion in total assets managed.	2 Pooled Investment Vehicles with $780.5 million in total assets managed for which the fee is based on the performance of the Vehicle.	None	$50,001 - $100,000

Mike Hurley[3]	None	None	None	$100,001-$500,000

Small-Cap Equity Fund

James Dondero[1]	11 Accounts with $2.7 billion in total assets managed.	2 Pooled Investment Vehicles with $780.5 million in total assets managed for which the fee is based on the performance of the Vehicle.	None	$100,001 - $500,000

Fixed Income Fund

John Hakopian	3 Accounts with $101.2 million in total assets managed.	One Pooled Investment Vehicle with $2.0 million in total assets managed for which the fee is based on the performance of the Vehicle.	156 Other Accounts with $270.2 million in total assets managed.[4]	None

Total Return Fund

John Hakopian	3 Accounts with $207.8 million in total assets managed.	One Pooled Investment Vehicles with $2.0 million in total assets managed for which the fee is based on the performance of the Vehicle.	156 Other Accounts with $270.2 million in total assets managed.[4]	$100,001 $500,000

Jim Garrison	1 Account with $0.0 million in total assets managed.	None	65 Other Accounts with $38.6 million in total assets managed.[4]	$100,001-$500,000

Fund/Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts[2]	Dollar Range of Fund Securities Owned
Eric Speron	1 Account with $0.0 million in total assets managed	None	33 Other Accounts with $10.3 million in total assets managed.[4]	$100,001 - $500,000

Income Fund

John Hakopian	3 Account with $153.5 million in total assets managed	One Pooled Investment Vehicle with $2.0 million in total assets managed for which the fee is based on the performance of the Vehicle.	156 Other Accounts with $270.2 million in total assets managed.[1]	None

Jim Garrison	1 Account with $89.0 million in total assets managed.	None	65 Other Accounts with $38.6 million in total assets managed.[4]	None

Eric Speron	1 Account with $89.0 million in total assets managed	None	33 Other Accounts with $10.3 million in total assets managed.[4]	None

[1]

Mr. Dondero controls HCM. Through his control of HCM, Mr. Dondero may be viewed as having voting and dispositive power over all of the shares of the common stock of Energy MLP Fund, Socially Responsible Equity Fund and Small-Cap Equity Fund directly owned by HCM.

[2]	Asset amounts include only the portion of each account’s total assets for which the identified portfolio manager is primarily responsible for the day-to-day management.
[3]	As of November 30, 2018.
[4]	Asset amounts include only the portion of each account’s total assets for which the identified portfolio manager is primarily responsible for the day-to-day management.

Conflicts of Interest – HCMFA and FFA

Because each portfolio manager may manage other accounts, including accounts that may pay higher fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of a Fund and the investment strategy of the other accounts the portfolio manager may manage and potential conflicts in the allocation of investment opportunities between a Fund and the other accounts. HCMFA and the Sub-Adviser have policies and procedures in place that are reasonably designed to mitigate these conflicts of interest, which are described below.

HCMFA

The Adviser and/or its general partner, limited partners, officers, affiliates and employees provide investment advice to other parties and manage other accounts and private investment vehicles similar to the Funds. For the purposes of this section, the term “Adviser” shall include HCMFA and its affiliated investment advisors, including Highland Capital Management, L.P. and all affiliates listed on its Form ADV, as filed with the SEC March 30, 2019 (CRD No. 149653). In connection with such other investment management activities, the Adviser and/or its general partner, limited partners, officers, affiliates and employees may decide to invest the funds of one or more other accounts or recommend the investment of funds by other parties, rather than a Fund’s monies, in a particular security or strategy. In addition, the Adviser and such other persons will determine the allocation of funds from a Fund and such other accounts to investment strategies and techniques on whatever basis they consider appropriate or desirable in their sole and absolute discretion.

The Adviser has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Adviser furnishes advisory services to numerous clients in addition to the Funds, and the Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that have performance or higher fees paid to the Adviser or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Funds. In addition, the Adviser, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Funds. Actions with respect to securities of the same kind may be the same as or different from the action that the Adviser, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser’s (or its affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, the Adviser includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.

The Adviser, its affiliates or their partners, directors, officers or employees similarly serve or may serve other entities that operate in the same or related lines of business, including accounts managed by an investment adviser affiliated with the Adviser. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. As a result, the Adviser will face conflicts in the allocation of investment opportunities to the Funds and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, pursuant to policies and procedures adopted by the Adviser and its advisory affiliates that are designed to manage potential conflicts of interest, which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Funds and such other clients or may involve a rotation of opportunities among the Funds and such other clients. The Fund will only make investments in which the Adviser or an affiliate hold an interest to the extent permitted under the 1940 Act and SEC staff interpretations. To mitigate any actual or perceived conflicts of interest, allocation of limited offering securities (such as IPOs and registered secondary offerings) to principal accounts that do not include third party investors may only be made after all other client account orders for the security have been filled. However, there can be no assurance that such policies and procedures will in every case ensure fair and equitable allocations of investment opportunities, particularly when considered in hindsight.

Conflicts may arise in cases when clients and/or the Adviser and other affiliated entities invest in different parts of an issuer‘s capital structure, including circumstances in which one or more clients own private securities or obligations of an issuer and other clients may own public securities of the same issuer. In addition, one or more clients may invest in securities, or other financial instruments, of an issuer that are senior or junior to securities, or financial instruments, of the same issuer that are held by or acquired for, one or more other clients. For example, if such issuer encounters financial problems, decisions related to such securities (such as over the terms of any workout or proposed waivers and amendments to debt covenants) may raise conflicts of interests. In such a distressed situation, a client holding debt securities of the issuer may be better served by a liquidation of the issuer in which it may be paid in full, whereas a client holding equity securities of the issuer might prefer a reorganization that holds the potential to create value for the equity holders. In the event of conflicting interests within an issuer’s capital structure, the Adviser will generally pursue the strategy that the Adviser believes best reflects what would be expected to be negotiated in an arm’s length transaction, but in all instances with due consideration being given to the Adviser’s fiduciary duties to each of its accounts (without regard to the nature of the accounts involved or fees received from such accounts). This strategy may be recommended by one or more Adviser investment professionals. A single person may represent more than one part of an issuer‘s capital structure. The recommended course of action will be presented to the conflicts committee for final determination as to how to proceed. The Adviser may elect, but is not required, to assign different teams to make recommendations for different parts of the capital structure as the conflicts committee determines in its discretion. In the event any Adviser personnel serve on the board of the subject company, they generally recuse themselves from voting on any board matter with respect to a transaction that has an asymmetrical impact on the capital structure. Adviser personnel board members may still make recommendations to the conflicts committee. If any such persons are also on the conflicts committee, they may recuse themselves from the committee‘s determination. A Portfolio Manager with respect to any applicable RIC clients (“Retail Accounts”) participates in such discussions, but makes an independent determination as to which course of action he or she determines is in the best interest of the applicable Retail Accounts. The Adviser may use external counsel for guidance and assistance.

The Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage potential conflicts of interest involving clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Funds and such other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Funds. Not all conflicts of interest can be expected to be resolved in favor of the Funds.

Another type of conflict may arise if one client account buys a security and another client account sells or shorts the same security. Currently, such opposing positions are generally not permitted within the same account without prior trade approval by the Chief Compliance Officer. However, a portfolio manager may enter into opposing positions for different clients to the extent each such client has a different investment objective and each such position is consistent with the investment objective of the applicable client. In addition, transactions in investments by one or more affiliated client accounts may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of other client accounts. Because certain client accounts may have investment objectives, strategies or legal, contractual, tax or other requirements that differ (such as the need to take tax losses, realize profits, raise cash, diversification, etc.), an affiliated advisor may purchase, sell or continue to hold securities for certain client accounts contrary to other recommendations. In addition, an affiliated advisor may be permitted to sell securities or instruments short for certain client accounts and may not be permitted to do so for other affiliated client accounts. As a result of the Fund’s arrangements with the Adviser, there may be times when the Adviser or their affiliates have interests that differ from those of the Fund’s shareholders, giving rise to a conflict of interest. The Fund’s officers serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Fund does, or of investment funds managed by the Adviser or its affiliates. Similarly, the Adviser or its affiliates may have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of the Fund or its shareholders. For example, the Fund’s officers have, and will continue to have, management responsibilities for other investment funds, accounts or other investment vehicles managed or sponsored by the Adviser and its affiliates. The Fund’s investment objective may overlap, in part or in whole, with the investment objective of such affiliated investment funds, accounts or other investment vehicles. The Adviser will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. However, the Fund can offer no assurance that such opportunities will be allocated to it fairly or equitably in the short-term or over time. The Adviser may direct the Fund to acquire or dispose of investments in cross trades between the Fund and other clients of the Adviser or its affiliates in accordance with applicable legal and regulatory requirements. In addition, to the extent permitted by the 1940 Act and SEC staff interpretations, the Fund may make and/or hold an investment, including an investment in securities, in which the Adviser and/or its affiliates have a debt, equity or participation interest, and the holding and sale of such investments by the Fund may enhance the profitability of the Adviser’s own investments in such companies.

FFA

FFA’s clients generally include individuals, pension and profit sharing plans, business entities, trusts, estates and charitable organizations. In addition, FFA may serve as a sub-adviser to a RIC.

To the extent that FFA provides investment management services to its clients, the transactions for each client account generally will be effected independently, unless FFA decides to purchase or sell the same securities for several clients at approximately the same time. FFA may (but is not obligated to) combine or “bunch” such orders to obtain best execution, to negotiate more favorable commission rates or to allocate equitably among FFA’s clients differences in prices and commissions or other transaction costs that might have been obtained had such orders been placed independently. Under this procedure, transactions will be averaged as to price and will be allocated among FFA’s clients in proportion to the purchase and sale orders placed for each client account on any given day.

Factors that FFA considers in using a particular broker-dealer include historical relationship with FFA, financial strength, reputation, execution, pricing, research and service. In return for effecting securities transactions through a designated broker-dealer, FFA may receive through its relationship certain investment research products or services which assist FFA in its investment decision making process for the client pursuant to Section 28(e) of the Exchange Act (generally referred to as a “soft dollar” arrangement). Although the commissions paid by FFA’s clients shall comply with FFA’s duty to obtain best execution, a client may pay a commission that is higher than another qualified broker-dealer might charge to effect the same transaction where FFA determines, in good faith, that the commission is reasonable in relation to the value of the brokerage and research services received. In seeking best execution, the determinative factor is not the lowest possible cost, but whether the transaction represents the best qualitative execution, taking into consideration the full range of broker-dealer services, including the value of research provided, execution capability, commission rates and responsiveness. Accordingly, although FFA will seek competitive rates, it may not necessarily obtain the lowest possible commission rates for client account transactions. Although the investment research products or services that may be obtained by FFA will generally be used to service all of FFA’s clients, a brokerage commission paid by a specific client may be used to pay for research that is not used in managing that specific client’s account.

In certain instances FFA personnel may serve on the board of a company that is also a portfolio holding of a Fund. FFA has adopted policies and procedures that are designed to minimize the effects of a conflict that may arise to include the pro rata reduction of any compensation for such directorship in amounts attributable to Fund assets.

FFA and/or representatives of FFA may buy or sell securities that are also recommended to clients. This practice may create a situation where FFA and/or representatives of FFA are in a position to materially benefit from the sale or purchase of those securities. Therefore, this situation creates a potential conflict of interest. Practices such as “scalping” (i.e., a practice whereby the owner of shares of a security recommends that security for investment and then immediately sells it at a profit upon the rise in the market price which follows the recommendation) could take place if FFA did not have adequate policies in place to detect such activities. In addition, this requirement can help detect insider trading, “front-running” (i.e., personal trades executed prior to those of the Fund(s)) and other potentially abusive practices. FFA has a personal securities transaction policy in place to monitor the personal securities transactions and securities holdings of each of FFA’s “Access Persons,” as defined under Section 204A of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder.

Portfolio Managers – Compensation

Set forth below are descriptions of the structure of and methods used to determine, portfolio manager compensation at FFA and HCMFA.

FFA

As President of FFA, the compensation for Mr. Hakopian consists of base salary and bonus, which is paid in recognition of attaining certain personal and corporate objectives. The bonus may include cash and/or stock based compensation.

Messrs. Garrison and Speron each receive a base salary and bonus, which is paid in recognition of attaining certain personal and corporate objectives. The bonus may include cash and/or stock based compensation.

All eligible employees can participate in First Foundation Inc.’s 401(k) plan, group life, health and disability plans.

HCMFA

HCMFA’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors, including the pre-tax relative performance of a portfolio manager’s underlying account, the pre-tax combined performance of the portfolio manager’s underlying accounts, and the pre-tax relative performance of the portfolio manager’s underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus and various retirement benefits.

Portfolio managers are compensated generally based on their investment performance. The portfolio managers and other investment professionals are ranked based on the alpha generated by their portfolio versus their target index benchmark. Their investment performance is evaluated both versus a target index benchmark return and also compared to the returns of their peers at HCMFA and its affiliates. Other attributes which may be considered in the evaluation process are communication, teamwork, attitude and leadership.

Compensation of the Funds’ portfolio managers may also be based, in part, on the one and three-year performance of each Fund relative to its applicable market index or category: with respect to the Energy MLP Fund, the Alerian MLP Index; with respect to the Socially Responsible Equity Fund, the S&P 500® Growth Index; and with respect to the Small-Cap Equity Fund, the S&P Small-Cap 600 Growth Index.

HCMFA is owned by Highland Capital Management Services, Inc., a Delaware corporation (“HCM Services”) and its general partner, Strand Advisors XVI, Inc., of which Mr. James Dondero is the sole stockholder. HCM Services is controlled by Mr. Dondero and Mr. Mark Okada by virtue of their respective share ownership. Mr. Dondero does not receive compensation based upon investment performance of Energy MLP Fund, Socially Responsible Fund and Small-Cap Growth Fund, each of which he serves as portfolio manager and instead shares in the profits of HCMFA.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with HCMFA, which may include the amount of assets supervised and other management roles within HCMFA. Base compensation is determined by taking into account current industry norms and market data to ensure that HCMFA pays a competitive base compensation.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market, as well as participation in incentive plans, including one or more of the following:

Because each person’s compensation is based on his or her individual performance, HCMFA does not have a typical percentage split among base salary, bonus and other compensation. Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with HCMFA.

Proxy Voting Policy and Procedures

The Board has delegated the responsibility for voting proxies in respect of each Fund’s portfolio holdings to the Adviser, to vote each Fund’s proxies in accordance with the Adviser’s Proxy Voting Policy. The Board has approved the Proxy Voting Policy. Pursuant to the Proxy Voting Policy, the Adviser will vote proxies related to Fund securities in the best interests of each Fund and its shareholders. With respect to the Socially Responsible Equity Fund, the Adviser will tailor its proxy voting guidelines consistent with its socially responsible investing philosophy.

The HCMFA proxy voting policy is attached as Appendix B and FFA’s proxy voting policy is attached as Appendix C.

With the exception of the Income Fund, which had not commenced operations as of February 1, 2018, each Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the SEC’s website (www.sec.gov) Information as of June 30 each year will generally be available on or about the following August 31.

Underwriter

Shares of the Funds are offered for sale on a continuous basis through the Funds’ principal underwriter, NSI, 300 Crescent Court, Suite 700, Dallas, Texas 75201, an affiliate of HCMFA. Prior to April 1, 2014, Foreside Funds Distributors LLC. (“Foreside”), 400 Berwyn Park, 899 Cassatt Road, Berwyn, Pennsylvania 19312, served as the principal underwriter to the Funds. For purposes of this section, “Underwriter” refers to NSI and/or Foreside, as applicable. NSI will use all reasonable efforts in connection with distribution of shares of the Funds.

Shareholder Servicing and Distribution Plan

The Shareholder Servicing and Distribution Plan (the “Plan”) requires the payment of a monthly service fee and distribution fee to the Underwriter at the rates set forth below for the Funds:

	All Funds except Energy MLP Fund				Energy MLP Fund
	Distribution Fee		Service Fee		Distribution Fee		Service Fee
Class A	0.00	%*	0.25	%*	0.10	%**	0.25%
Class C	0.75%		0.25%		0.75%		0.25%
Class T***	0.00	%*	0.25	%*	0.00	%*	0.25%*
Class Y	None		None		None		None

*	Under the Funds’ Plan, a Fund may pay up to 0.25% for distribution fees and/or shareholder servicing fees.
**

Currently, the Energy MLP Fund is not authorized by the Board to charge any distribution fees for Class A Shares, although the Board may authorize such payments at any time without shareholder approval.

***	Class T shares had not commenced operations as of February 1, 2019.

These distribution and service fees may be voluntarily reduced on a temporary basis for certain share Classes, and may return to their stated levels, at any time, without prior notice.

The Underwriter may pay all or a portion of these fees to certain authorized broker-dealers, investment advisers, financial advisers, retirement plan administrators, insurance companies, or other financial intermediaries (“Financial Advisors”) whose clients own shares of the Funds. The Trustees have concluded, in the exercise of their reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders. For instance, asset growth resulting from the Plan can be expected to benefit each Fund’s shareholders through the realization of economies of scale and potentially lower expense levels.

The Underwriter may pay certain Financial Advisors whose clients own shares of a Fund monthly distribution or service fees with respect to a given share class at a rate greater than that set forth above, so long as the total payments paid by the Fund to the Underwriter for each share class under the Plan for distribution or service fees do not exceed the stated percentages. In the event that there are insufficient assets in the Plan to make a contractually required payment to a Financial Advisor, the Adviser has agreed to pay such Financial Advisor at its own expense out of its own financial resources. See “Distribution and Shareholder Service Fees” in the Prospectus for additional information on “revenue sharing” payments. The Underwriter and the Adviser will agree not to make distribution payments to Financial Advisors from assets of the Plan in an amount exceeding the rates set forth above. Any shareholder purchasing shares of a Fund through a Financial Advisor should check with the Financial Advisor to determine the distribution fees it is receiving.

Under its terms, the Plan continues from year to year, provided its continuance is approved annually by vote of the Trust’s Board, as well as by a majority of the Independent Trustees. The Plan may not be amended to increase materially the amount of the fees paid under the Plan with respect to a Fund without approval of shareholders of the Fund. In addition, all material amendments of the Plan must be approved by the Trustees and Independent Trustees in the manner described above. The Plan may be terminated with respect to a Fund at any time, without penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of a Fund (as defined in the 1940 Act).

In addition, HCMFA and its affiliates, at their own expense and out of their own legitimate profits or other resources, pay additional compensation to certain Financial Advisors that have entered into a distribution agreement, service agreement or other type of arrangement with HCMFA, the Underwriter or the Funds for selling or servicing one or more class of Fund shares. Financial Advisors that receive these payments may be affiliated with HCMFA. Payments may relate to selling and/or servicing activities, such as: access to a Financial Advisors’ customers or network; recordkeeping services; aggregating, netting and transmission of orders; generation of sales and other informational materials; individual or broad-based marketing and sales activities; wholesaling activities; conferences; retention of assets; new sales of Fund shares, and a wide range of other activities. Compensation amounts generally vary, and can include various initial and on-going payments. Additional compensation may also be paid to broker-dealers who offer certain Funds as part of a special preferred-list or other preferred treatment program. Additional compensation creates a potential conflict of interest in the form of an additional financial incentive to a registered representative of a Financial Advisor to recommend the purchase of the Funds over another mutual fund or another investment option.

HCMFA does not direct the Funds’ portfolio securities transactions, or provide any brokerage-related remuneration to broker-dealers for promoting or selling Fund shares.

HCMFA and its affiliates also may pay financial consultants for products and/or services such as: (i) performance analytical software, (ii) attendance at, or sponsorship of, professional conferences, (iii) product evaluations and other types of investment consulting and (iv) asset/liability studies and other types of retirement plan consulting. HCMFA and its affiliates may also provide non-cash compensation to financial consultants, including occasional gifts, meals, or other entertainment. These activities may create, or could be viewed as creating, an incentive for such consultants or their employees or associated persons to recommend or sell shares of the Funds to their client investors. Firms and consultants that receive these various types of payments (including those affiliated with HCMFA) may have a conflict of interest in selling the Funds rather than other mutual funds to their client investors, particularly if these payments exceed the amounts paid by other mutual funds.

During the fiscal years ended September 30, 2018, September 30, 2017, and September 30, 2016, the Funds paid $1,081,183, $1,184,116, and $1,457,455, respectively, to the Underwriter for distribution and shareholder servicing fees. The Income Fund is not included in the tables below because it did not pay any distribution or service fees to the Underwriter during the past three fiscal years. Class T shares are not included in the tables below because they had not commenced operations as of September 30, 2018. The Highland Global Allocation Fund, a series of the Trust, is not included in the tables below because the series is no longer included in this Statement of Additional Information.

For the fiscal year ended September 30, 2018, the Underwriter received the following compensation:

Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
$32,540	$0	$0	$860

For the fiscal year ended September 30, 2018, each Fund paid the Underwriter the following amounts under its 12b-1 Plan:

Fund	Class A 12b-1 Plan	Class C 12b-1 Plan
Energy MLP Fund	$6,675	$33,979
Socially Responsible Equity Fund	$270,279	$124,606
Small-Cap Equity Fund	$102,233	$47,325
Fixed Income Fund	$254,191	$32,968
Total Return Fund	$126,834	$43,350

For the fiscal year ended September 30, 2017, each Fund paid the Underwriter the following amounts under its 12b-1 Plan:

Fund	Class A 12b-1 Plan	Class C 12b-1 Plan
Energy MLP Fund	$10,899	$38,205
Socially Responsible Equity Fund	$269,797	$160,581
Small-Cap Equity Fund	$103,380	$41,786
Fixed Income Fund	$275,341	$37,011
Total Return Fund	$140,538	$54,672

For the fiscal year ended September 30, 2016, each Fund paid the Underwriter the following amounts under its 12b-1 Plan:

Fund	Class A 12b-1 Plan	Class C 12b-1 Plan	Class R 12b-1 Plan*
Energy MLP Fund	$14,424	$28,168	$19
Socially Responsible Equity Fund	$379,195	$268,727	$1,056
Small-Cap Equity Fund	$74,168	$26,698	$7
Fixed Income Fund	$305,370	$63,018	$27
Total Return Fund	$144,087	$75,354	$3

*	Class R shares were liquidated on March 15, 2016.

For the fiscal year ended September 30, 2018, the Underwriter spent the fees paid under each Fund’s Class A 12b-1 Plan as follows:

Fund	Advertising/ Marketing	Printing/ Postage	Payment to Underwriters	Payment to Sales Personnel	Payment to Broker Dealers	Other (Technology)
Energy MLP Fund	$450	$0	$0	$364	$5,267	$0
Socially Responsible Equity Fund	$58,755	$0	$0	$57,028	$111,365	$0
Small-Cap Equity Fund	$22,313	$0	$0	$20,722	$36,710	$0
Fixed Income Fund	$55,066	$0	$0	$52,815	$121,030	$0
Total Return Fund	$27,779	$0	$0	$27,023	$32,705	$0

For the fiscal year ended September 30, 2017, the Underwriter spent the fees paid under each Fund’s Class A 12b-1 Plan as follows:

Fund	Advertising/ Marketing	Printing/ Postage	Payment to Underwriters	Payment to Sales Personnel	Payment to Broker Dealers	Other (Technology)
Energy MLP Fund	$805	$41	$0	$1,166	$9,082	$0
Socially Responsible Equity Fund	$40,965	$11,533	$0	$75,231	$138,653	$0
Small-Cap Equity Fund	$25,681	$4,209	$0	$27,478	$41,157	$0
Fixed Income Fund	$36,219	$7,526	$0	$62,823	$138,225	$0
Total Return Fund	$53,054	$24,231	$0	$54,593	$39,094	$0

For the fiscal year ended September 30, 2017, the Underwriter spent the fees paid under each Fund’s Class C 12b-1 Plan as follows:

Fund	Advertising/ Marketing	Printing/ Postage	Payment to Underwriters	Payment to Sales Personnel	Payment to Broker Dealers	Other (Technology)
Energy MLP Fund	$1,927	$565	$0	$2,832	$20,813	$0
Socially Responsible Equity Fund	$5,414	$618	$0	$7,412	$134,348	$0
Small-Cap Equity Fund	$1,616	$275	$0	$2,542	$24,588	$0
Fixed Income Fund	$1,872	$569	$0	$2,753	$40,958	$0
Total Return Fund	$1,034	$62	$0	$4,864	$50,564	$0

For the fiscal year ended September 30, 2018, the Underwriter earned and retained the following amounts on the sale of Class A shares of each Fund as follows:

Fund	Amount Earned by the Underwriter (Aggregate Amount of Commissions)	Amount Retained by the Underwriter (Aggregate Amount of Commissions)
Energy MLP Fund	$1,980	$1,980
Socially Responsible Equity Fund	$1,981	$1,981
Small-Cap Equity Fund	$4,239	$4,239
Fixed Income Fund	$804	$804
Total Return Fund	$1,093	$1,093

For the fiscal year ended September 30, 2017, the Underwriter earned and retained the following amounts on the sale of Class A shares of each Fund as follows:

Fund	Amount Earned by the Underwriter (Aggregate Amount of Commissions)	Amount Retained by the Underwriter (Aggregate Amount of Commissions)
Energy MLP Fund	$2,559	$2,559
Socially Responsible Equity Fund	$1,605	$1,605
Small-Cap Equity Fund	$12,887	$12,887
Fixed Income Fund	$1,291	$1,291
Total Return Fund	$1,063	$1,063

For the fiscal year ended September 30, 2016, the Underwriter earned and retained the following amounts on the sale of Class A shares of each Fund as follows:

Fund	Amount Earned by the Underwriter (Aggregate Amount of Commissions)	Amount Retained by the Underwriter (Aggregate Amount of Commissions)
Energy MLP Fund	$3,196	$3,196
Socially Responsible Equity Fund	$6,271	$6,271
Small-Cap Equity Fund	$4,209	$4,209
Fixed Income Fund	$1,820	$1,820
Total Return Fund	$1,566	$1,566

For the fiscal year ended September 30, 2018, the Underwriter earned and retained the following amounts on the sale of Class C shares of each Fund as follows:

Fund	Amount Earned by the Underwriter (Aggregate Amount of Commissions)	Amount Retained by the Underwriter (Aggregate Amount of Commissions)
Energy MLP Fund	$0	$0
Socially Responsible Equity Fund	$0	$0
Small-Cap Equity Fund	$0	$0
Fixed Income Fund	$0	$0
Total Return Fund	$0	$0

For the fiscal year ended September 30, 2017, the Underwriter earned and retained the following amounts on the sale of Class C shares of each Fund as follows:

Fund	Amount Earned by the Underwriter (Aggregate Amount of Commissions)	Amount Retained by the Underwriter (Aggregate Amount of Commissions)
Energy MLP Fund	$0	$0
Socially Responsible Equity Fund	$0	$0
Small-Cap Equity Fund	$0	$0
Fixed Income Fund	$0	$0
Total Return Fund	$0	$0

For the fiscal year ended September 30, 2016, the Underwriter earned and retained the following amounts on the sale of Class C shares of each Fund as follows:

Fund	Amount Earned by the Underwriter (Aggregate Amount of Commissions)	Amount Retained by the Underwriter (Aggregate Amount of Commissions)
Energy MLP Fund	$0	$0
Socially Responsible Equity Fund	$0	$0
Small-Cap Equity Fund	$0	$0
Fixed Income Fund	$0	$0
Total Return Fund	$0	$0

For the fiscal year ended September 30, 2016, the Underwriter earned and retained the following amounts on the sale of Class R* shares of each Fund as follows:

Fund	Amount Earned by the Underwriter (Aggregate Amount of Commissions)	Amount Retained by the Underwriter (Aggregate Amount of Commissions)
Energy MLP Fund	$0	$0
Socially Responsible Equity Fund	$0	$0
Small-Cap Equity Fund	$0	$0
Fixed Income Fund	$0	$0
Total Return Fund	$0	$0

*	Class R shares were liquidated on March 15, 2016.

Custodian

BNY Mellon (“BNY”), located at 240 Greenwich Street, New York, NY 10286, is the custodian for the Funds. BNY is responsible for holding all securities, other investments and cash, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses and performing other administrative duties, all as directed by authorized persons. BNY does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses.

Administrator/Sub-Administrator

For the Energy MLP Fund, HCMFA provides administration services for a monthly administration fee, computed and accrued daily, at an annual rate of 0.20% of the Fund’s Average Daily Managed Assets. In such capacity, HCMFA generally assists the Energy MLP Fund in all aspects of its administration and operations. Additionally, HCMFA furnishes offices, necessary facilities, equipment and personnel.

Under a Master Sub-Administration Agreement, HCMFA has delegated certain administrative functions to SEI Investments Global Funds Services (“SEI”), One Freedom Valley Drive, Oaks, Pennsylvania 19456, and pays SEI a portion of the fee it receives from the Energy MLP Fund. Under this Master Sub-Administration Agreement, SEI has agreed to provide fund accounting services; asset data services; fund administration and reporting services; and regulatory administration services, including preparation and filing of various reports with the appropriate regulatory agencies and the SEC for the Fund. The table below sets forth the administration fees paid by the Energy MLP Fund to HCMFA, the administration fees paid by HCMFA to State Street Bank and Trust Company (“State Street”), the Fund’s Administrator prior to October 1, 2018, and other fund accounting and custody service fees of the Fund paid to State Street for the past three fiscal years:

	Fiscal Year Ended September 30, 2018	Fiscal Year Ended September 30, 2017	Fiscal Year Ended September 30, 2016
Energy MLP Fund
Gross Administration Fee	$75,748	$91,329	$82,881
Fee Waiver/ Reimbursement	($71,961)	($86,763)	($78,737)
Net Sub-Administration Fee paid to State Street	$3,787	$4,566	$4,144
Net Administration Fee paid to HCMFA	$0	$0	$0
Other Fund Accounting and Custody Service Fees paid to State Street	$5,352	$8,081	$7,871

No administration fees were paid to HCMFA by any of the Funds, except for the Energy MLP Fund, as described in the table above, during the past three fiscal years.

Highland Funds II has entered into an administration agreement, as of October 1, 2018, with SEI and pays SEI a fee for administration services. Under the administration agreement, SEI has agreed to provide fund accounting services; asset data services; fund administration and reporting services; and regulatory administration services, including preparation and filing of various reports with the appropriate regulatory agencies and the SEC for the Fund. HCMFA generally assists in all aspects of the Fund’s administration and operations and furnishes offices, necessary facilities, equipment and personnel. The table below sets forth the administration fees paid by the Funds to State Street, the Funds’ Administrator prior to October 1, 2018, as well as any fee waiver or reimbursement, for the past three fiscal years.

	Fiscal Year Ended September 30, 2018	Fiscal Year Ended September 30, 2017	Fiscal Year Ended September 30, 2016
Socially Responsible Equity Fund
Gross Administration Fee	$46,627	$46,762	$64,466
Fee Waiver/ Reimbursement	$0	$0	$0
Net Administration Fee	$46,627	$46,762	$64,466
Small Cap Equity Fund
Gross Administration Fee	$17,243	$18,208	$10,735
Fee Waiver/ Reimbursement	$0	$0	$0
Net Administration Fee	$17,243	$18,208	$10,735
Fixed Income Fund
Gross Administration Fee	$44,649	$41,353	$39,783
Fee Waiver/ Reimbursement	$0	$0	$0
Net Administration Fee	$44,649	$41,353	$39,783
Total Return Fund
Gross Administration Fee	$29,515	$22,410	$22,779
Fee Waiver/ Reimbursement	$0	$0	$0
Net Administration Fee	$29,515	$22,410	$22,779

Transfer Agent and Dividend Paying Agent

DST Asset Manager Solutions, Inc. (“DST”), located at 430 W 7th Street, Suite 219424, Kansas City, MO 64105-1407, serves as the transfer agent of the Funds’ investments and dividend paying agent. As transfer agent, DST is responsible for processing purchase and redemption requests and crediting dividends to the accounts of shareholders of the Funds. For its services, DST receives monthly fees charged to the Funds, plus certain charges for securities transactions.

Securities Lending

The Board has approved each Fund’s participation in a securities lending program. Under the securities lending program, each Fund has retained State Street to serve as the securities lending agent.

For the fiscal year ended September 30, 2018, the income earned by each Fund as well as the fees and/or compensation paid by each Fund (in dollars) pursuant to the Securities Lending and Services Agreement between the Trust on behalf of its respective series, and State Street, the Funds’ former securities lending agent, were as follows:

		Fees and/or compensation paid by the Fund for securities lending activities and related services
	Gross income earned by the Fund from securities lending activities[1]	Fees paid to State Street from a revenue split[2]	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split[3]	Administrative fees not included in a revenue split[4]	Indemnification fee not included in a revenue split[5]	Rebate (paid to borrower)[6]	Other fees not included in a revenue split[7]	Aggregate fees/ compensation paid by the Fund for securities lending activities[8]	Net income from securities lending activities[9]
Highland Energy MLP Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0

Highland Socially Responsible Equity Fund	$81,036	$15,723	$1,089	$0	$0	$17,070	$0	$33,884	$47,151

Highland Small-Cap Equity Fund	$44,369	$9,649	$370	$0	$0	$5,433	$0	$15,453	$28,916

Highland Fixed Income Fund	$91,918	$12,736	$1,664	$0	$0	$39,341	$0	$53,741	$38,176

Highland-First Foundation Income Fund[10]	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Highland Total Return Fund	$93,274	$19,791	$1,020	$0	$0	$13,120	$0	$33,931	$59,342

1

Gross income from securities lending activities represents the total revenue generated from securities lending activities prior to the application of any fees (revenue split, management fee, or otherwise) and/or rebates on cash collateral negotiated with borrowers.

2	Fees paid to securities lending agent from a revenue split is the agent lender’s income from the lending activities exclusive of any fees or rebates.
3

Fees paid for cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split is calculated as follows: Average monthly cash collateral balance for the reporting period multiplied by the most recently reported expense ratio. This Field only contains management fees for collateral vehicles managed internally at State Street, externally managed collateral vehicles are reported with a management fee of $0.

4	Administrative fees not included in revenue split are fees for other administrative activities associated with a Fund’s participation in securities lending activities.
5

Indemnification fee not included in revenue split is the fee for indemnifying the Fund for their participation in securities lending activities. There is currently no fee associated with indemnification.

6	Rebate (paid to borrowers) is the fee paid by the lender to the borrower for loans collateralized with cash.
7	Other fees not included in revenue split (specify) are other fees that have not otherwise been captured.
8	Aggregate fees/compensation for securities lending activities represents the sum of items 2 through 7.
9	Net income from securities lending activities is the Fund’s income as a result of lending activities.
10	The Income Fund had not commenced operations as of February 1, 2018.

For the fiscal year ended September 30, 2018, SEI, acting as agent of the Funds, provided the following services to the Funds in connection with the Funds’ securities lending activities: (i) locating borrowers among an approved list of prospective borrowers; (ii) monitoring applicable minimum spread requirements, lending limits and the value of the loaned securities and collateral received; (iii) seeking additional collateral, as necessary, from borrowers; (iv) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of all or substantially all cash collateral in an investment vehicle designated by the Funds; (v) returning collateral to borrowers; (vi) facilitating substitute dividend, interest, and other distribution payments to the Funds from borrowers; (vii) negotiating the terms of each loan of securities, including but not limited to the amount of any loan premium, and monitoring the terms of securities loan agreements with prospective borrowers for consistency with the requirements of the Funds’ Securities Lending and Services Agreement; (viii) selecting securities, including amounts (percentages), to be loaned; (ix) recordkeeping and accounting servicing; and (x) arranging for return of loaned securities to the Fund in accordance with the terms of the Securities Lending and Services Agreement.

Certain Affiliations

The Funds, HCMFA and NSI are currently affiliated with NexBank Securities, Inc. (“NexBank”), a FINRA member broker-dealer that is indirectly controlled by the principals of HCMFA and NSI. Absent an exemption from the SEC or other regulatory relief, the Funds are generally precluded from effecting certain principal transactions with affiliated brokers. The Funds may utilize affiliated brokers for agency transactions, subject to compliance with policies and procedures adopted pursuant to the 1940 Act and the rules promulgated thereunder. These policies and procedures are designed to provide that commissions, fees or other remuneration received by any affiliated broker or its affiliates for agency transactions are reasonable and fair compared to the remuneration received by other brokers in comparable transactions.

The Funds did not pay any brokerage commissions on transactions with NexBank for the fiscal years ended September 30, 2018, 2017, or 2016.

In addition, the Funds, HCMFA and NSI, as outlined above, are affiliated with NexBank, which also does business as Barrier Advisors, NexBank SSB, a state chartered bank, NexVantage Title Services, a title insurance company affiliated with NexBank SSB, and Governance Re Ltd. (“Governance Re”), an insurance company, both of which are indirectly controlled by the principals of HCMFA and NSI. NexBank and Governance Re may offer certain services to portfolio companies whose securities, including loans, are owned by one or more RICs advised by HCMFA (the “Portfolio Companies”). For example, NexBank SSB may provide agent services for Portfolio Companies under credit agreements pursuant to which a Fund may be a lender or may offer strategic, financial and operational advisory services to Portfolio Companies; and Governance Re may offer insurance services to the Portfolio Companies. NexBank, NexVantage Title Services, Governance Re and other affiliated service providers may receive fees from Portfolio Companies or other parties for services provided.

The Funds’ Board will, in accordance with specific procedures and policies adopted by the Board, review any investment or operational decisions that are brought to the attention of the Board and that may present potential conflicts of interest between HCMFA and the Fund.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES

The following information supplements the discussion of methods for reducing or eliminating sales charges in the Prospectus. The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from a Fund or through another intermediary to receive these waivers or discounts. Shares purchased through certain financial intermediaries (a “Specified Intermediary”) may be subject to different initial sales charges or the initial sales charge or CDSC may be waived in certain circumstances.

Class A Shares. Class A shares are sold at NAV per share plus a maximum initial sales charge imposed at the time of purchase as discussed in the Prospectus.

Right of Accumulation

Reduced sales charges on Class A shares of the Funds can be obtained by combining a current purchase with prior purchases of all classes of any Participating Funds (as defined in the Prospectus). The applicable sales charge is based on the combined total of:

1. the current purchase; and

2. the value at the public offering price at the close of business on the previous day of a Fund’s and any Participating Fund’s classes of shares held by the shareholder, the shareholder’s spouse, domestic partner or the shareholder’s minor children.

The Fund and the shareholder’s Financial Advisor must be promptly notified of each purchase that entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder’s holdings by the Transfer Agent. The Funds may terminate or amend this Right of Accumulation at any time without notice.

Letter of Intent

Any person may qualify for reduced sales charges on purchases of Class A shares of the Funds made within a 13-month period pursuant to a Letter of Intent (“Letter”). A shareholder may include, as an accumulation credit toward the completion of such Letter, the value of all shares (of any class) of any Participating Funds held by the shareholder on the date of the Letter. The value is determined at the public offering price on the date of the Letter. Purchases made through reinvestment of distributions do not count toward satisfaction of the Letter. Upon request, a Letter may reflect purchases within the previous 90 days.

During the term of a Letter, the Transfer Agent will hold shares in escrow to secure payment of the higher sales charge applicable to Class A shares actually purchased if the terms of the Letter are not satisfied. Dividends and capital gains will be paid on all escrowed shares, and these shares will be released (upon satisfaction of any amount owed for sales charges if the terms of the Letter are not satisfied) when the amount indicated has been purchased or at the end of the period covered by the Letter, whichever occurs first. A Letter does not obligate the investor to buy or the Funds to sell the amount specified in the Letter.

If a shareholder exceeds the amount specified in the Letter and reaches an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Letter. The resulting difference in offering price will purchase additional shares for the shareholder’s account at the applicable offering price. As a part of this adjustment, the shareholder’s Financial Advisor shall return to the Fund the excess commission previously paid to the Financial Advisor during the 13-month period.

If the amount specified in the Letter is not purchased, the shareholder shall remit to the Fund an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within 20 days after a written request to pay such a difference in sales charge, the Transfer Agent will redeem that number of escrowed Class A shares to equal such difference. The additional amount of Financial Advisor discount from the applicable offering price shall be remitted by the Fund to the shareholder’s Financial Advisor of record.

Additional information about, and the terms of, Letters of Intent are available from your Financial Advisor, or from the Transfer Agent at (877) 665-1287.

Reinstatement Privilege

A shareholder who has redeemed Class A or Class C shares of a Fund may, upon request, reinstate within one year a portion or all of the proceeds of such sale in Class A shares or Class C shares, respectively, of the Fund or another Participating Fund at the NAV next determined after receipt by such shareholder’s Financial Advisor or the Transfer Agent receives a reinstatement request and payment. The Fund will not pay your Financial Advisor a commission on any reinvested amount. Any CDSC paid at the time of the redemption will be credited to the shareholder upon reinstatement. The period between the redemption and the reinstatement will not be counted in aging the reinstated shares for purposes of calculating any CDSC or conversion date. Shareholders who desire to exercise this privilege should contact their Financial Advisor or the Transfer Agent. Shareholders may exercise this privilege an unlimited number of times. Exercise of this privilege does not alter the U.S. federal income tax treatment of any capital gains realized on the prior sale of Fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Please consult your tax advisor.

Privileges of Financial Advisors

Class A shares of the Funds may be sold at NAV, without a sales charge, to registered representatives and employees of Financial Advisors (including their affiliates) and such persons’ families and their beneficial accounts.

Sponsored Arrangements

Class A Shares. Class A shares of the Funds may be purchased at reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members or participants in connection with the purchase of shares of the Funds on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization’s group, the term of the organization’s existence and certain characteristics of the members of its group. The Funds reserve the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored plans at any time.

Class A shares may also be purchased at a reduced or zero sales charge by (i) clients of Financial Advisors that have entered into agreements with the Underwriter or the Funds pursuant to which a Fund is included as an investment option in programs involving fee-based compensation arrangements; (ii) clients of Financial Advisors that have entered into agreements with the Underwriter pursuant to which such Financial Advisor offers Fund shares through self-directed investment brokerage accounts that do not charge transaction fees to its clients; and (iii) participants in certain retirement plans. Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your Financial Advisor for further information. Please refer to the Appendix to the Fund’s Prospectus for the sales charge or CDSC waivers that are applicable to each Specified Intermediary.

Class C Shares. Class C shares will be offered at their NAV per share next determined after a purchase order is received, without imposition of an initial sales charge. Class C shares are sold subject to a maximum 1.00% CDSC applicable for one year after purchase as disclosed in the Prospectus. The CDSC is calculated by multiplying the CDSC percentage by the lesser of the share class’ NAV of the block of shares being redeemed at the time of their purchase or its NAV at the time of redemption. To ensure that you pay the lowest CDSC possible, the Funds use the shares with the lowest CSDC to fill your redemption requests. Trail commissions of up to 1.00% may be paid to Financial Advisors that provide on-going services with respect to Class C shares.

Class T Shares. Class T shares of the Funds will be offered at the public offering price for these shares, that is, the NAV per share for Class T shares plus a front-end sales charge that is based on your initial investment when you buy Class T shares. You pay a lower sales charge as the size of your investment increases. No reductions or waivers of sales charges are available for Class T shares.

Class Y Shares. Class Y shares will be offered without the imposition of a sales charge, CDSC, or a distribution and service fee (Rule 12b-1 fee).

Purchases Through Financial Advisors

Class A, Class C, Class T and Class Y shares of each Fund, as applicable, are currently available to clients and customers of Financial Advisors as provided above. Certain features of each Fund, such as initial and subsequent investment minimums, redemption fees and certain operational procedures, may be modified or waived subject to agreement with or among the Trust, HCMFA or the Underwriter and such Financial Advisors. Financial Advisors may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Fund shares are purchased or redeemed directly from the Trust or the Underwriter. Therefore, a client or customer should contact their investment adviser and/or Financial Advisors acting on his or her behalf concerning the fees (if any) charged in connection with a purchase or redemption of Fund shares and should read the Prospectus in light of the terms governing his or her account with the Financial Advisor. Please refer to the Appendix to the Fund’s Prospectus for the sales charge or CDSC waivers that are applicable to each Specified Intermediary. Financial Advisors will be responsible for promptly reporting client or customer purchase and redemption orders to the Trust in accordance with their agreements with their clients or customers and their agreements with or among the Trust, HCMFA or the Underwriter.

CDSCs

A CDSC payable to a Fund is imposed on certain redemptions of Class A and Class C shares of a Fund however effected. Class A and Class C shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents (1) shares that were purchased more than a fixed number of years prior to the redemptions, (2) reinvestment of dividends or capital gains distributions, or (3) capital appreciation of shares redeemed. The amount of any applicable CDSC will be calculated by multiplying the applicable percentage charge by the lesser of (a) the NAV of the Class A or Class C shares at the time of purchase or (b) the NAV of the Class A or Class C shares at the time of redemption.

The CDSC applicable to Class A and Class C shares is calculated in the same manner.

In determining the applicability and rate of any CDSC to a redemption of shares of a Fund, the Fund will assume that a redemption is made first of shares representing reinvestment of dividends and capital gain distributions and then of other shares held by the shareholder for the longest period of time. This assumption will result in the CDSC, if any, being imposed at the lowest possible rate.

Waiver of CDSCs

CDSCs may be waived on redemptions in the following situations with the proper documentation:

1.

Death. CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased’s spouse or (iii) the beneficiary of a Uniform Gifts to Minors Act (“UGMA”), Uniform Transfers to Minors Act (“UTMA”) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If Class C Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC when redeemed from the transferee’s account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

2.

Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code. To be eligible for such waiver, (i) the disability must arise after the purchase of shares, (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability, and (iii) a letter must be produced from a physician signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

3.

Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase, and (iii) the trust document provides for dissolution of the trust upon the trustee’s death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

4.

Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the Financial Advisor agrees to return all or the agreed-upon portion of the commission received on the shares being redeemed.

5.	Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement age (as stated in the document).

The CDSC also may be waived if the Financial Advisor agrees to return all or an agreed-upon portion of the commission received on the sale of the shares being redeemed.

Variations in sales charges for Class A and Class T Shares reflect the varying efforts required to sell Class A and Class T Shares to separate categories of purchasers. These provisions may be altered or discontinued at any time. Any sales charge discounts described herein do not apply to investors purchasing shares of a Fund through any Specified Intermediary as detailed in the Appendix to the Fund’s prospectus. Please refer to the Appendix to the Fund’s prospectus for the sales charge discounts that are applicable to each Specified Intermediary.

DIVIDENDS AND DISTRIBUTIONS

Net investment income (that is, income other than net realized long- and short-term capital gains) and net realized long- and short-term capital gains are determined separately for each Fund. Dividends of a Fund that are derived from net investment income and distributions of net realized long- and short-term capital gains paid by a Fund to a shareholder will be automatically reinvested in additional shares of the same Class of the Fund and deposited in the shareholder’s account, unless the shareholder instructs the Trust, in writing or by telephone, to pay all dividends and distributions in cash. Shareholders may contact the Trust for details concerning this election. However, if it is determined that the U.S. Postal Service cannot properly deliver Fund mailings to a shareholder, the Fund may terminate the shareholder’s election to receive dividends and other distributions in cash. Thereafter, the shareholder’s subsequent dividends and other distributions will be automatically reinvested in additional shares of the Fund until the shareholder notifies the Fund in writing of his or her correct address and requests in writing that the election to receive dividends and other distributions in cash be reinstated. No interest will accrue on amounts represented by uncashed dividend, distribution or redemption checks.

Dividends attributable to the net investment income of the Fixed Income Fund and Income Fund are generally declared daily and paid monthly. If a shareholder redeems all of his shares of the Fixed Income Fund and/or Income Fund at any time during a month, all dividends to which the shareholder is entitled will be paid to the shareholder along with the proceeds of his redemption. Written confirmations relating to the automatic reinvestment of daily dividends will be sent to shareholders within five days following the end of each quarter for the Fixed Income Fund and Income Fund. All expenses of the Fixed Income Fund and Income Fund are accrued daily and deducted before declaration of dividends to shareholders. Earnings of the Fixed Income Fund and Income Fund for Saturdays, Sundays and holidays will be declared as dividends on the business day immediately preceding the Saturday, Sunday or holiday.

Dividends attributable to the net investment income of the Socially Responsible Equity Fund, Small-Cap Equity Fund and Total Return Fund generally are declared and paid annually. Distributions of any net realized long-term and short-term capital gains earned by a Fund generally are declared and paid annually.

As a result of the different service and distribution fees applicable to the Classes, the per share dividends and distribution on Class Y shares will be higher than those on Class A shares and Class T shares, which in turn will be higher than those of Class C shares.

With the exception of the Energy MLP Fund, each Fund is subject to a 4% non-deductible excise tax on ordinary income and net capital gains that are not distributed on a calendar-year basis (as described in more detail below). If necessary to avoid the imposition of this tax or Fund-level U.S. federal income taxes, and if in the best interests of the Fund’s shareholders, the Trust will declare and pay dividends of a Fund’s net investment income or distributions of a Fund’s net capital gains more frequently than stated above. See “Income Tax Considerations” below.

INCOME TAX CONSIDERATIONS

The following discussion of U.S. federal income tax consequences of an investment in the Funds is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative, administrative, or judicial action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in a Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of U.S. federal, state, local, foreign and other tax laws.

All Funds Other Than the Energy MLP Fund

Taxation of the Funds

Each Fund, except Energy MLP Fund, has elected to be treated as a RIC under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. In order to qualify for the favorable tax treatment accorded RICs and their shareholders, each applicable Fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income derived from interests in “qualified publicly traded partnerships” (as described below);

(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, (x) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as described below); and

(c) distribute with respect to each taxable year at least the sum of 90% of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt income, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives income from specified sources but derives less than 90% of its income from the qualifying income sources described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code

Section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Certain ETFs and certain master limited partnerships (“MLPs”) in which a Fund may invest may qualify as qualified publicly traded partnerships.

For purposes of meeting the diversification requirement described in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification requirement described in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect a Fund’s ability to meet diversification test in (b) above.

If a Fund qualifies as a RIC that is accorded favorable tax treatment, that Fund will not be subject to U.S. federal income tax on income or gains distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If a Fund were to fail to meet the income, diversification or distribution test (described respectively in (a), (b) and (c) above), the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If such Fund were ineligible to or otherwise did not cure such failure for any taxable year, or if such Fund were otherwise to fail to qualify as a RIC accorded favorable tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains and net tax-exempt income, would be taxable to shareholders as ordinary income. Some portions of such distributions might be eligible for the dividends received deduction in the case of corporate shareholders and to be treated as “qualified dividend income” and thus taxable at the lower net capital gain rate in the case of shareholders taxed as individuals, provided in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded favorable tax treatment.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Any investment company taxable income or net capital gain retained by a Fund will be subject to Fund-level tax at regular corporate rates. If a Fund retains any net capital gain, it will be subject to Fund-level tax at regular corporate rates on the amount retained, but the Fund may designate the retained amount as undistributed capital gain in a timely notice to its shareholders who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by that Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund would be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a Fund generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31, or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of (i) its net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, and (ii) its other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

If a Fund were to fail to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a Fund’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. Also for these purposes, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid by a Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so. In that event, a Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations as described below, a Fund may carry net capital losses forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable year. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a Fund retains or distributes such gains.

If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration to offset capital gains realized during such subsequent taxable years; any such carryforward losses will retain their character as short-term or long-term. If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. A Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. A Fund’s ability to use net capital losses to offset gains may be limited as a result of certain (i) acquisitive reorganizations and (ii) shifts in the ownership of the Fund by a shareholder owning or treated as owning 5% or more of the stock of the Fund. Each Fund’s available capital loss carryforwards will be set forth in its annual shareholder report for each fiscal year.

Fund Distributions

Distributions are taxable as described herein whether shareholders receive them in cash or reinvest them in additional shares.

Each Fund will send you information after the end of each calendar year setting forth the amount and tax status of any distributions paid to you by the Fund. Fund distributions may also be subject to state, local or other taxes.

For U.S. federal income tax purposes, distributions of investment income (other than exempt-interest dividends, defined below) are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned (or is deemed to have owned) his or her shares. In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year, in each case determined with reference to loss carryforwards) will be taxable to shareholders as ordinary income. Distributions of investment income reported by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. The Fixed Income Fund generally does not expect a significant portion of its distributions to qualify as qualified dividend income.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” a Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to that Fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to that Fund’s shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

Dividends of net investment income received by corporate shareholders of a Fund generally will qualify for the dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by that Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of that Fund or (2) by application of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). The Fixed Income Fund generally does not expect a significant portion of its distributions to be eligible for the dividends-received deduction.

If a Fund receives dividends from another investment company that qualifies as a RIC and the investment company reports such dividends as qualified dividend income or as eligible for the dividends-received deduction, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income or as eligible for the dividends received deduction, as applicable, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by that Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Distributions of income attributable to qualified REIT dividends will qualify for the 20% deduction available to non-corporate shareholders in REITs provided certain holding period requirements are met. The Treasury Department has announced that it is considering proposing regulation that would provide a similar pass-through of the deduction available to non-corporate shareholders in MLPs.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above (other than exempt-interest dividends, described below), and (ii) any net gain from the sale, exchange, redemption, or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

Return of Capital Distributions

If a Fund makes a distribution with respect to any taxable year to a shareholder in excess of that Fund’s current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Dividends and distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed that Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s NAV reflects either unrealized gains or realized but undistributed income or gains that were therefore included in the price that the shareholder paid. Such distributions may reduce the NAV of a Fund’s shares below the shareholder’s cost basis in those shares. As described above, each Fund is required to distribute realized income and gains regardless of whether that Fund’s NAV also reflects unrealized losses.

Tax Implications of Certain Fund Investments

To the extent a Fund invests in commodity-related ETFs, certain of these ETFs may qualify as qualified publicly traded partnerships. The RIC diversification requirement described above will limit a Fund’s investments in one or more vehicles that are qualified publicly traded partnerships to 25% of the Fund’s total assets as of the close of each quarter of the Fund’s taxable year. In addition, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement described earlier for RIC qualification. If, however, such a vehicle were to fail to qualify as a qualified publicly traded partnership in a particular year, a portion of the gross income derived from it in such year could constitute non-qualifying income to a Fund for purposes of the 90% gross income requirement and thus could bear on the Fund’s ability to qualify as a RIC for a particular year. Further, if such an ETF ceased to qualify for treatment as a partnership for U.S. federal income tax purposes, it instead would be treated as a corporation for such purposes. In that case, the ETF would be obligated to pay income tax at the entity level, thereby reducing the value of the Fund’s investment in that ETF.

Certain other commodity-related ETFs that are treated as regular (i.e., non-QPTP) partnerships, trusts or other pass-through vehicles for tax purposes could give rise to income that is not qualifying income for purposes of the 90% gross income requirement described above. If the income from such ETFs together with any other non-qualifying income earned by a Fund caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it were eligible to and did pay a tax at the Fund level.

MLPs in which a Fund may invest may qualify as qualified publicly traded partnerships, subject to the special RIC-related rules described in the two immediately preceding paragraphs, or, instead, may be treated as “regular” partnerships. To the extent an MLP is a regular (non-QPTP) partnership, the MLP’s income and gains allocated to a Fund will constitute qualifying income to the Fund for purposes of the 90% gross income requirement only to the extent such items of income and gain would be qualifying income if earned directly by the Fund. If all or a portion of any income and gains from a Fund’s investment in an MLP that is a regular (non-QPTP) partnership were to constitute non-qualifying income to the Fund for purposes of the 90% gross income requirement, the Fund’s investment in such an entity could bear on or be limited by the Fund’s intention to satisfy the RIC 90% gross income requirement.

A Fund’s investments in futures, options and other derivatives, as well as any hedging, straddle, securities loan and short sale transactions, generally are subject to one or more special tax rules (including, for instance, notional principal contract, mark-to-market, constructive sale, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital and/or as short-term or long-term, accelerate the recognition of income or gains to a Fund, defer losses to a Fund, and cause adjustments in the holding periods of a Fund’s securities. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

In addition, the tax rules applicable to certain derivative instruments, as well as certain ETNs, in which a Fund may invest are uncertain under current law, including under the provisions applicable to RICs under Subchapter M of the Code. For instance, the timing and character of income or gains arising from ETNs can be uncertain. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to one or more of these rules (which determination or guidance could be retroactive) may adversely affect a Fund’s ability to meet one or more of the requirements to maintain its qualification as a RIC, as well as to avoid Fund-level taxes.

A Fund’s use of certain derivatives, including but not limited to commodity-linked derivatives and other similar instruments and investments in physical commodities can bear on or be limited by the Fund’s intention to qualify as a RIC. Income and gains from physical commodities and certain commodity-linked instruments generally do not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked derivative or other instruments in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If a Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

In addition, certain of a Fund’s investments in derivative instruments and foreign currency-denominated debt instruments, as well as any transactions in foreign currencies and hedging activities, are likely to produce a difference between a Fund’s book income and the sum of its taxable income and net tax-exempt income (if any). If a Fund’s book income exceeds the sum of its taxable income (including net realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of that Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded favorable tax treatment.

A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent years.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in a Fund’s income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having market discount. Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Subject to the discussion below regarding Section 451 of the Code, (i) generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security, (ii) alternatively, a Fund may elect to accrue market discount currently and thus distribute it over the term of the debt security, even though the payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security, and (iii) the rate at which the market discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer’s financial statements. The application of Section 451 to the accrual of market discount is currently unclear. If Section 451 applies to the accrual of market discount, the Fund must include in income any market discount as it takes the same into account on its financial statements.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund may be treated as having OID or “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). Generally, a Fund will be required to include the OID or acquisition discount in income (as ordinary income) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some preferred securities may include provisions that permit the issuer, at its discretion, to defer the payment of distributions for a stated period without any adverse consequences to the issuer. If a Fund owns a preferred security that is deferring the payment of its distributions, the Fund may be required to report income for U.S. federal income tax purposes to the extent of any such deferred distribution even though the Fund has not yet actually received the cash distribution.

If a Fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by liquidation of portfolio securities (including at a time when it may not be advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event a Fund realizes net long-term or short-term capital gains from such transactions, its shareholders may receive a larger capital gain distribution or ordinary dividend, respectively, than they would in the absence of such transactions.

Investments in high-yield debt obligations or other distressed debt obligations that are at risk of or in default present special tax issues for a Fund investing in or holding such obligations. Tax rules are not entirely clear about issues such as whether or to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, OID or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by each Fund as necessary, in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a RIC and does not become subject to U.S. federal income or excise tax.

A portion of the OID paid or accrued on certain high-yield discount obligations owned by a Fund may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction. In such cases, if the issuer of the obligation is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such OID.

Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium – the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require a Fund to reduce its tax basis by the amount of amortized premium.

A Fund’s investment in foreign countries may be subject to foreign withholding and other taxes on dividends, interest, capital gains, or other income or proceeds. These withholding and other taxes will decrease a Fund’s yield on the securities subject to such taxes. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of a Fund’s assets at taxable year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code.

In each such case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by a Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund. Even if eligible in a particular taxable year, a Fund may determine not to make this election, in which case shareholders will not be entitled to claim a credit or deduction for foreign taxes paid by the Fund in such year.

Any investment by a Fund in equity securities of REITs may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

A Fund may invest directly or indirectly (through its investments in REITs) in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund may not be a suitable investment for charitable remainder trusts to the extent it invests directly or indirectly in residual interests in REMICs or equity interests in TMPs. See “Tax-Exempt Shareholders” below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

If a Fund participates in a short sale and, on the date of such short sale, the Fund either (i) does not hold securities substantially identical to those sold short or (ii) has held such substantially identical securities for one year or less, the character of gain or loss realized on such a short sale generally will be short-term. If a Fund participates in a short sale and, on the date of such short sale, the Fund has held substantially identical securities for more than one year, the character of gain realized on such short sale will be determined by reference to the Fund’s holding period in the property actually used to close the short sale; the character of loss realized on such short sale generally will be long term, regardless of the holding period of the securities actually used to close such short sale. Because net short-term capital gain (after reduction by any long-term capital loss) is generally taxed at ordinary income rates, a Fund’s short sale transactions can increase the percentage of the Fund’s gains that are taxable to shareholders as ordinary income.

Any equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case that Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of that Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect that Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

Sale, Exchange or Redemption of Fund Shares

The sale, exchange or redemption of Fund shares may give rise to a gain or loss to the shareholder. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received

(or deemed received) by the shareholder with respect to those shares. In addition, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the “wash-sale” rule of the Code if other substantially identical shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Shareholders may be entitled to offset their Capital Gain Dividends with capital loss from other sources. The Code contains a number of statutory provisions affecting the circumstances under which capital loss may be offset against capital gain and limiting the use of loss from certain investments and activities. Accordingly, shareholders that have capital losses are urged to consult their tax advisers.

Upon the redemption or exchange of Fund shares, the Fund or, in the case of shares purchased through an intermediary, the intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. See the Funds’ Prospectus for more information.

Backup Withholding

A Fund (or if Fund shares are purchased through an intermediary, the intermediary) generally is required to withhold and remit to the U.S. Treasury a portion of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund (or intermediary) with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund (or intermediary) that he or she is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. Shareholders

Distributions by a Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, (3) interest-related dividends, each as defined and subject to certain conditions described below, and (4) exempt-interest dividends, generally will not be subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders.

The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests (“USRPI”) as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder that (A) has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. A Fund is permitted to report such part of its dividends as interest-related or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by the Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends, interest-related dividends and exempt-interest dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund unless (i) such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the foreign shareholder’s sale of shares of the Fund (as described below).

Foreign shareholders with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will, in general, be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax.

If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein and are urged to consult their tax advisers.

Special rules apply to distributions to certain foreign shareholders from a RIC that is a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or former USRPHC or would be a USRPHC absent certain exclusions from the definition of USRPIs. Very generally, a USRPHC is a domestic corporation that holds USRPIs — USRPIs are defined generally as any interest in U.S. real property or any equity interest in a USRPHC — the fair market value of which, during specified testing periods, equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. The Funds generally do not expect that they will be USRPHCs or would be USRPHCs but for the operation of the special exceptions referred to above, and thus do not expect these special tax rules to apply.

In order to qualify for any exemption from withholding described above (to the extent applicable) or for lower withholding tax rates under applicable income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Foreign shareholders should contact their tax advisers in this regard.

A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal tax on income referred to above.

Tax-Exempt Shareholders

Under current law, a Fund serves to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in that Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if a Fund recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICS or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund to the extent it recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a Fund and the Fund recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund.

CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in a Fund.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult a tax advisor, and persons investing in a Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays and 30% of the gross proceeds of redemptions or exchanges of Fund shares and certain Capital Gain Dividends the Fund pays on or after January 1, 2019. If a payment by a Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends, short-term capital gain dividends and interest-related dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation. Persons investing in a Fund through an intermediary should contact their intermediary regarding the application of this reporting and withholding regime to their investments in a Fund.

Shares Purchased Through Tax Qualified Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and arrangements and the precise effect of an investment on their particular tax situation.

General Considerations

The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific U.S. federal tax consequences of purchasing, holding, and disposing of shares of a Fund, as well as the effects of state, local, foreign and other tax law and any proposed tax law changes.

Energy MLP Fund

Taxation of the Fund

The Fund is taxable as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes and thus pays entity-level taxes as described below. With respect to taxable years ending on or before September 30, 2012, the Fund elected to be treated and qualified annually as a RIC accorded special tax treatment under the Code.

Effective February 1, 2013, the Fund determined to change its principal investment strategies and begin investing in MLP securities to an extent inconsistent with qualification as a RIC. Accordingly, beginning with the Fund’s taxable year ending September 30, 2013 and continuing for its current and future taxable years, the Fund does not meet certain of the requirements for treatment under the Code as a RIC. In particular, the Fund does not meet the asset diversification requirement because its investments in MLP securities exceed the maximum percentage of a corporation’s assets that the Code permits a corporation to hold while qualifying as a RIC. Therefore, the Fund is generally subject to U.S. federal income tax on its taxable income at the rates applicable to regular C corporations. Such taxable income generally includes, among other items, all of the Fund’s net income and gains from its investments, less Fund expenses. For the Fund’s taxable years beginning on or before December 31, 2017, the Fund was subject to a 20% alternative minimum tax on its alternative minimum taxable income to the extent, if any, that the alternative minimum tax exceeded the Fund’s regular income tax liability, as described further below. The Fund’s payment of corporate income tax or alternative minimum tax (in past years) could materially reduce the amount of cash available for the Fund to make distributions on Fund shares. In addition, distributions to Fund shareholders will be taxed under U.S. federal income tax laws applicable to corporate distributions, as described further below, and thus the Fund’s income will be subject to two layers of taxation.

As a regular C corporation, the Fund will also be subject to state income tax on its taxable income, and may also be subject to state franchise tax or local or foreign taxes.

In the future, it is possible that the Fund will decide to re-qualify as a RIC that is accorded special tax treatment if the Fund determines that doing so would be in the best interests of the Fund’s shareholders. The Fund may determine to do so, for example, if changes to the Code were to make it more disadvantageous for tax purposes (relative to the nontax benefits associated therewith) to continue to be treated as a regular C corporation. In order to re-qualify as a RIC that is accorded special tax treatment, the Fund, among other things, would be required to reduce its investments in MLP securities to satisfy the diversification requirements applicable to RICs and potentially to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment. Such re-qualification would limit the Fund’s ability to pursue its investment objectives and strategies.

For information about the potential effects of deferred income tax liabilities and/or asset balances on the calculation of the Fund’s NAV, see “Additional Information Regarding Deferred Tax Liability” in the Fund’s Prospectus.

To the extent the Fund has a net capital loss in any tax year, the net capital loss generally can be carried back three years and forward five years to offset any capital gains realized during those other years. To the extent the Fund has a net operating loss that arose in a tax year ending on or before December 31, 2017, such net operating loss generally can be carried back two years or forward twenty years to reduce the Fund’s net income realized during those other years. Any net operating losses arising in a tax year ending after December 31, 2017 may not be carried back to prior tax years, but can be carried forward to subsequent tax years and will not be subject to expiration. With respect to net operating losses arising in a tax year beginning after December 31, 2017, the Fund’s deduction for such net operating loss for any tax year is limited to no more than 80% of its taxable income for such tax year. In the event a capital loss carryover or net operating loss carryover is subject to expiration and cannot be utilized in the carryover periods, it will expire unused and the Fund’s U.S. federal income tax liability may be higher than expected, which will result in less cash available to distribute to shareholders. The Fund’s ability to use net capital losses or net operating losses to offset gains or income may be limited as a result of certain (i) acquisitive reorganizations and (ii) shifts in the ownership of the Fund by a shareholder owning or treated as owning 5% or more of the stock of the Fund. The Fund’s available capital loss carryforwards and net operating loss carryforwards will be set forth in its annual shareholder report for each fiscal year.

Fund Distributions

Dividends and other distributions are taxable to shareholders as described herein even if they are paid from income and gains realized by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Dividends and other distributions are taxable as described herein whether shareholders receive them in cash or reinvest them in additional shares.

The Fund will send you information after the end of each calendar year setting forth the amount and tax status of any distributions paid to you by the Fund during that year. In certain cases, the Fund may be required to amend tax information reported to shareholders in respect of a particular year. In this event, shareholders may be required to file amended U.S. federal income or other tax returns in respect of such amended information and pay additional taxes (including potentially interest and penalties), and may incur other related costs. Shareholders should consult their tax advisers in this regard.

The Fund expects that distributions by the Fund in respect of Fund shares (other than, in general, distributions paid in redemption of Fund shares, which are discussed below) will be taxable to a Fund shareholder as dividend income to the extent the distributions are paid out of the Fund’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Dividend income is generally taxable to shareholders as ordinary income. However, subject to certain holding period and other requirements, such dividend income will generally be eligible for the dividends-received deduction in the case of corporate Fund shareholders and will generally be treated as “qualified dividend income” eligible for taxation at net capital gain rates for non-corporate Fund shareholders (including individuals). Corporations are currently taxed at the same rate on ordinary income as capital gains. Net capital gain rates are currently generally lower than ordinary income tax rates for individuals.

In order for the dividends received by a Fund shareholder to be “qualified dividend income,” the shareholder must meet holding period and other requirements with respect to that Fund’s shares. In general, a dividend will not be treated as qualified dividend income (1) if the dividend is received with respect to any Fund share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the Fund shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the Fund shareholder elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.

Starting in 2018, non-corporate taxpayers are permitted to deduct a portion of any income derived from an interest in an MLP that constitutes “qualified publicly traded partnership income.” This deduction is not available in respect of any such income that is allocated to or reflected in net so-called recapture income realized by a C corporation in respect of its interest in an MLP, and distributed by the C corporation to its shareholders. As a result, it is possible that a non-corporate shareholder will be subject to a higher effective tax rate on any such distributions received from the Fund compared to the effective rate applicable to any qualified publicly traded partnership income the shareholder would derive if the shareholder invested directly in an MLP.

Dividends received by corporate shareholders of the Fund generally will qualify for the dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the shareholder from the Fund for the taxable year. A dividend received by a corporate shareholder of the Fund will generally not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any Fund shares the shareholder has held for less than 46 days during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend or (2) to the extent that the shareholder is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced by application of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

To the extent that the amount of any distribution exceeds the Fund’s current and accumulated earnings and profits for a taxable year, as determined under U.S. federal income tax principles, the distribution will first be treated as a tax-free return of capital, causing a reduction in the adjusted basis of Fund shares (but not below zero), thereby increasing the amount of gain, or decreasing the amount of loss, to be recognized by a Fund shareholder on a subsequent disposition of the Fund shares; the balance in excess of adjusted basis will be taxed as capital gain. Any such capital gain will be long-term capital gain includible in net capital gain if such Fund shareholder has held the applicable Fund shares for more than one year.

A corporation’s earnings and profits are generally calculated by making certain adjustments to the corporation’s reported taxable income. Based upon the historic performance of MLPs similar to those in which the Fund intends to invest, the Adviser anticipates that the distributed cash from the MLPs in its portfolio from time to time will exceed its earnings and profits in a taxable year. Thus, the Fund anticipates that only a portion of its distributions will be treated as dividends to Fund shareholders for U.S. federal income tax purposes, although no assurance can be given in this regard.

Because of the Fund’s status as a corporation for U.S. federal income tax purposes and its investments in MLP equity securities, the Fund’s earnings and profits may be calculated using accounting methods that are different from those used for calculating taxable income. For instance, the Fund may use a less accelerated method of depreciation and depletion for purposes of computing its earnings and profits than the method used for purposes of calculating the taxable income of the MLP. In that case, the Fund’s earnings and profits would not be increased solely by its allocable share of the MLP’s taxable income, but would also have to be increased for the amount by which the more accelerated depreciation and depletion methods used for purposes of computing taxable income exceed the less accelerated methods used for purposes of computing earnings and profits. Because of these differences, distributions by the Fund in excess of its taxable income may be treated as made out of the Fund’s current or accumulated earnings and profits, and hence treated as dividends to holders of Fund shares.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, estates and trusts to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by the Fund, and net capital gains recognized on the sale, exchange or other taxable disposition of shares of the Fund or on distributions by the Fund in excess of both the Fund’s current and accumulated earnings and profits and the applicable shareholder’s basis in its Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

Dividends and other distributions may also be subject to state, local or other taxes.

Return of Capital Distributions

If the Fund makes a distribution with respect to any taxable year to a shareholder in excess of the Fund’s current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Dividends and distributions on the Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s NAV reflects either unrealized gains or realized but undistributed income or gains that were therefore included in the price that the shareholder paid. Such distributions may reduce the NAV of the Fund’s shares below the shareholder’s cost basis in those shares.

Tax Implications of Certain Fund Investments

As described above, the Fund intends to invest a substantial portion of its assets in equity securities of MLPs. MLPs are generally characterized as “publicly traded partnerships” for U.S. federal income tax purposes because MLPs are typically organized as limited partnerships or limited liability companies that are publicly traded. The Code generally requires all publicly traded partnerships to be treated as corporations for U.S. federal income tax purposes. If, however, a publicly traded partnership derives at least 90% of its gross income annually from qualifying sources as described in Section 7704 of the Code, the publicly traded partnership will be treated as a partnership for U.S. federal income tax purposes. These qualifying sources include interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. The Fund intends to invest primarily in MLPs that are treated as partnerships for U.S. federal income tax purposes, and references in this discussion to MLPs include only MLPs that are so taxed.

As noted above, these MLPs are treated as partnerships and not corporations for U.S. federal tax purposes because they annually meet the qualifying income test described above. A corporation is required to pay U.S. federal income tax on its income, and, to the extent the corporation makes distributions to it stockholders in the form of dividends from current or accumulated earnings and profits, its stockholders are required to pay U.S. federal income tax on such dividends. For this reason, it is said that corporate income is taxed at two levels. If an MLP were to fail to meet the qualifying income test described above in a taxable year, it would be treated as a corporation for U.S. federal income tax purposes, such MLP would be required to pay U.S. federal income tax on its taxable income and the after-tax return to the Fund with respect to its investment in such MLP could be significantly reduced.

In contrast, an MLP treated as a partnership for U.S. federal tax purposes does not incur entity-level taxes. Instead, a partnership’s items of taxable income, gains, losses, deductions and other tax items are generally allocated among all the partners in proportion to their interests in the partnership. Each partner, in turn, is required to include in income its allocable shares of these tax items. Partnership income is thus said to be taxed at one level—at the partner level. Thus, when the Fund invests in equity securities of MLPs, the Fund will be a partner in each such MLP, and will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions and other tax items of each such MLP so as to reflect the Fund’s interest in each MLP; these allocations are made to the Fund regardless of whether or not the MLP distributes cash to the Fund.

Although distributions from MLPs resemble corporate dividends, they are treated differently for U.S. federal income tax purposes. A cash distribution from an MLP is treated as a tax-free return of capital to the extent of the Fund’s tax basis in its MLP interest and as gain from the sale or exchange of the MLP interest to the extent the distribution exceeds the Fund’s tax basis in its MLP interest. As noted above, based upon a review of the historic results of the type of MLPs in which the Fund intends to invest, the Adviser expects that, from time to time, the cash distributions it will receive with respect to its investments in equity securities of MLPs will exceed the taxable income allocated to the Fund from such MLPs (and any such excess will not be currently taxable to the Fund but rather will result in a reduction of the Fund’s adjusted tax basis in the corresponding MLP shares, as described further below). This result can be affected by a number of different factors, including the availability of accelerated depreciation and other significant deductions at the MLP level and the length of time the Fund holds a particular MLP investment. Thus, no assurance can be given that this result will be obtained. If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to shareholders, and a higher percentage of its distributions in a taxable year may constitute ordinary dividends. In particular, the accelerated deductions available in respect of a MLP’s activities may cause the Fund to realize taxable income in excess of its cash flow from, or its economic gain on the disposition of, such MLP securities.

In addition, for purposes of calculating the Fund’s alternative minimum taxable income with respect to the Fund’s taxable years beginning on or before December 31, 2017, the Fund’s allocable share of certain percentage-depletion deductions and intangible drilling costs of the MLPs in which the Fund invests may be treated as items of tax preference. Such items will increase the Fund’s alternative minimum taxable income and increase the likelihood that the Fund may be subject to the alternative minimum tax during such taxable years.

The Fund will be subject to U.S. federal income tax at the regular corporate tax rates on any gain recognized by the Fund on any sale of equity securities of an MLP. Because the Fund will be taxed as a regular corporation and corporations are generally taxed at the same rate on ordinary income as capital gain, it will not be eligible for reduced rates of taxation with respect to such gain, even if such gain is long-term capital gain. The amount realized by the Fund generally will be the amount paid by the purchaser of the equity securities plus the portion of the Fund’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. The Fund’s adjusted tax basis in its equity securities in an MLP is generally equal to the amount the Fund paid for the equity securities (i) increased by the Fund’s allocable share of the MLP’s income and the Fund’s allocable share of the MLP’s debt, if any, and (ii) decreased by the Fund’s allocable share of the MLP’s losses, expenses and other deductions, reductions in the Fund’s allocable share of the MLP’s debt, if any, and any distributions received by the Fund from the MLP. Although any distribution by an MLP to the Fund in excess of the Fund’s allocable share of such MLP’s net taxable income generally will not be taxable to the extent the distribution does not exceed the Fund’s tax basis in its MLP shares, such distribution will reduce the Fund’s basis and thus will cause gain to be higher, or losses to be lower, upon the ultimate sale of the MLP security by the Fund, and may cause gains to be higher upon receipt of subsequent distributions from the MLP security by the Fund in later years.

From time to time, it may be necessary for the Fund to dispose of its interests in one or more MLPs, including at a time when it is not advantageous to do so, in order to meet shareholder redemption requests; any such dispositions could trigger substantial taxable gains at the Fund level and thus reduce the amount of cash available to distribute to shareholders.

The Fund is permitted to invest in equity securities of Canadian royalty trusts. Canadian royalty trusts are generally treated as either corporations or partnerships for U.S. federal income tax purposes. The Fund generally expects to be subject to Canadian withholding taxes on distributions it receives with respect to its investments in Canadian royalty trusts. Moreover, if a Canadian royalty trust is a PFIC, the Fund will be subject to additional rules described below relating to tax consequences of an investment in a PFIC.

The Fund also may invest in U.S. royalty trusts. These trusts are generally not subject to U.S. federal corporate income taxation at the trust or entity level. Instead, each unitholder of the U.S. royalty trust is required to take into account its share of all items of the U.S. royalty trust’s income, gain, loss, deduction and expense. It is possible that the Fund’s share of taxable income from a U.S. royalty trust may exceed the cash actually distributed to it from the U.S. royalty trust in a given year. In such a case, the Fund will have less after-tax cash available for distribution to shareholders.

Any equity investments by the Fund in certain PFICs could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case that Fund will be required to include in its income its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. If eligible, the Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of taxable income to the Fund (without the receipt of cash) and increase the amount of taxes required to be paid by the Fund. Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s income (and on which the Fund must pay income taxes) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having market discount. Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Subject to the discussion below regarding Section 451 of the Code, (i) generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security, (ii) alternatively, the Fund may elect to accrue market discount currently (and thus pay taxes on such accrued amounts), even though the payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security, and (iii) the rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer’s financial statements. The application of Section 451 to the accrual of market discount is currently unclear. If Section 451 applies to the accrual of market discount, the Fund must include in income any market discount as it takes the same into account on its financial statements.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having OID or “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). Generally, the Fund will be required to include the OID or acquisition discount in income (and pay taxes on such income) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some preferred securities may include provisions that permit the issuer, at its discretion, to defer the payment of distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring the payment of its distributions, the Fund may be required to report income for U.S. federal income tax purposes (and pay taxes on such income) to the extent of any such deferred distribution even though the Fund has not yet actually received the cash distribution.

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount on such obligations, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities.

A Fund’s investment in foreign countries may be subject to foreign withholding and other taxes on dividends, interest, capital gains, or other income or proceeds. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. The imposition of foreign taxes will decrease the Fund’s yield on securities subject to such taxes. The Fund may be entitled to a credit against its U.S. foreign income tax liability for the foreign taxes incurred, although the ability to claim such credits may be subject to significant limitations. Holders of Fund shares will not be able to receive credits or deductions on their own returns for foreign taxes paid by the Fund.

Any transactions by the Fund in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

If the Fund invests in shares of other investment companies or ETFs, its income and gains will consist of distributions from such underlying funds and gains and losses on the disposition of shares of such underlying funds. The amount, timing or character of income realized by the Fund will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds.

Investments in securities other than MLP equity securities may generate current taxable income to the Fund on which it will currently be required to pay income taxes, thus potentially reducing the amount of cash available for distribution to the Fund shareholders, the amount of distributions treated as a return of capital in the hands of Fund shareholders, and the Fund’s share value.

The Fund’s investments in futures, options and other derivatives, as well as any hedging, straddle and short sale transactions, generally are subject to one or more special tax rules (including, for instance, notional principal contract, mark-to-market, constructive sale, straddle, wash sale and short sale rules). These rules may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iii) adversely affect the time as to when a purchase or sale of stock or other securities is deemed to occur; (iv) cause the Fund to recognize taxable income or gain without a corresponding receipt of cash, or (v) otherwise adversely alter the characterization of certain of these transactions. These rules could therefore affect the amount, timing and/or character of income recognized by the Fund.

The Fund may invest in certain securities, such as ETNs, or engage in certain derivatives transactions the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. For instance, the timing and character of income or gains arising from ETNs can be uncertain. While the Fund intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by IRS with respect to one or more of these rules (which determination or guidance could be retroactive) could affect the timing or character of income recognized by the Fund and may adversely affect the Fund’s tax liability.

Sale, Exchange, or Redemption of Fund Shares

The sale, exchange or redemption of Fund shares may give rise to a gain or loss to the shareholder equal to the difference between the proceeds received or deemed received on such sale, redemption or exchange of Fund shares and a shareholder’s adjusted basis in those Fund shares. As discussed above, a shareholder’s adjusted basis takes into account reductions (but not below zero) for distributions that are treated as a tax-free return of capital. In general, except for certain redemptions as noted below, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. In addition, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the “wash-sale” rule of the Code if other substantially identical shares are purchased within 30 days before or after the disposition, including by means of dividend reinvestment. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the redemption or exchange of Fund shares, the Fund or, in the case of shares purchased through an intermediary, the intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. See the Funds’ Prospectus for more information.

A redemption of Fund shares will be treated as a sale or exchange of such shares subject to the foregoing provisions, provided the redemption either (a) is not essentially equivalent to a dividend, (b) is a substantially disproportionate redemption, or (c) is a complete redemption of a shareholder’s entire interest in the Fund. For purposes of (a), (b) and (c) above, a shareholder’s actual and constructive ownership of Fund shares will be taken into account under applicable Code provisions. Shareholders should consult their tax advisers regarding the application of one or more of these tests to their particular situation. If any of these three tests for sale or exchange treatment under Section 302(b) of the Code is met, a shareholder will generally recognize gain or loss equal to the difference between the redemption proceeds paid by the Fund for the shares and the holder’s adjusted basis in such shares as discussed above.

Redemptions that do not qualify for sale or exchange treatment will be treated as described in “Fund Distributions” above. In particular, if such redemption is treated as being paid out of the Fund’s current or accumulated earnings and profits, it will be taxable to the shareholder as an ordinary dividend. In the case of redemptions not qualifying for sale or exchange treatment, a shareholder will generally not be permitted to recognize any loss in connection with the redemption of its shares. In addition, in the case of a corporate holder of Fund shares, if the requirements of Section 302(b) of the Code are not met and the shareholder is treated as receiving a dividend from the Fund, in certain cases the dividend could constitute an “extraordinary dividend” under Section 1059 of the Code. Corporate shareholders should consult their tax advisers for the possible applicability of this special rule to them.

Backup Withholding

The Fund (or if Fund shares are purchased through an intermediary, the intermediary) generally is required to withhold and remit to the U.S. Treasury a portion of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund (or intermediary) with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund (or intermediary) that he or she is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. Shareholders

In general, dividends paid by the Fund out of its current or accumulated earnings and profits to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign shareholder directly, would not be subject to withholding.

If the amount of a distribution to a foreign shareholder exceeds the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the foreign shareholder’s tax basis in its Fund shares and thereafter will be taxable as capital gain. As discussed above under “Fund Distributions,” the Adviser expects that only a portion of its distributions to shareholders with respect to Fund shares will be treated as dividends for U.S. federal income tax purposes, although no assurance can be given in this regard. A return of capital or capital gain recognized by a foreign shareholder as a consequence of a distribution by the Fund in excess of its current and accumulated earnings and profits will generally not be subject to U.S. federal income tax, except as described in the immediately following paragraph. However, the Fund (or if Fund shares are purchased through an intermediary, an intermediary) may apply U.S. federal income tax withholding to such distributions because of uncertainty as of the time such distributions are made regarding the amount of the Fund’s earnings and profits for the applicable taxable year, and hence as to whether the distribution should be treated in whole or in part as a dividend. To the extent such withholding occurs, a foreign shareholder may be permitted to seek a refund of the withheld tax by filing an appropriate claim for a refund with the IRS.

A foreign shareholder is not, in general, subject to U.S. federal income tax on gain (and is not allowed a deduction for loss) realized on the sale, redemption or exchange of shares of the Fund or on the portion of a Fund distribution that is in excess of the Fund’s accumulated and current earnings and profits and is treated as a capital gain in the hands of a shareholder, as described in “Fund Distributions” above, unless (i) such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the distribution and certain other conditions are met, or (iii) subject to the exceptions discussed below, the Fund is or has been a USRPHC for U.S. federal tax purposes.

Special rules apply to distributions to certain foreign shareholders from a C Corporation that is either a USRPHC or former USRPHC. Additionally, special rules apply to the sale of shares in a C Corporation that is a USRPHC or former USRPHC. Very generally, a USRPHC is a domestic corporation that holds USRPIs — USRPIs are defined generally as any interest in U.S. real property or any equity interest in a USRPHC — the fair market value of which, during specified testing periods, equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. Certain equity securities the Fund may hold in MLPs and similar vehicles could be considered USRPIs. However, in general, under current Treasury regulations, if the Fund owns 5% or less of any class of publicly traded shares of an MLP, such interests will not be considered USRPIs in the Fund’s hands. Nevertheless, the Fund may be or, prior to a foreign shareholder’s redemption of its Fund shares, may become a USRPHC.

In the event the Fund is or were to become a USRPHC, in general, it (or if Fund shares are purchased through an intermediary, the intermediary) could be required to withhold U.S. tax on the proceeds of a share redemption or exchange by a foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption or exchange. Moreover, the Fund (or the intermediary, as applicable) could be required to withhold on amounts distributed to a foreign shareholder to the extent such amounts are in excess of the Fund’s current and accumulated earnings and profits for the applicable taxable year. These rules are complex and foreign shareholders should consult their tax advisers prior to investing in the Fund concerning the potential application of these rules to their investment in the Fund.

Foreign shareholders with respect to whom income from the Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will, in general, be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein and are urged to consult their tax advisors.

In order to qualify for lower withholding tax rates under applicable income tax treaties or to establish an exemption from backup withholding (see “Backup Withholding” above), a foreign shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, Form W-8BEN-E or substitute form). Foreign shareholders should contact their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal tax on income referred to above.

Tax-Exempt Shareholders and RIC Shareholders

As a C corporation for U.S. federal tax purposes, the Fund serves to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders, including employee benefit plans and individual retirement plans. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

As explained above, a holder of Fund shares will not report on its federal income tax return any of the Fund’s items of gross income, gain, loss and deduction. Instead, the shareholder will simply report income with respect to Fund distributions or gain with respect to the sale of Fund shares, both of which will constitute qualifying income for a RIC as dividends or gain on the sale of stock or securities. Finally, because the Fund is a regular C corporation and not a RIC for U.S. federal tax purposes, its shares will not constitute automatically diversified assets for purposes of the RIC asset diversification tests, but rather will be subject to the limitations applied to other securities set forth in that test.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult a tax advisor, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

FATCA generally requires the Funds to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an IGA between the United States and a foreign government. If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, the Funds may be required to withhold under FATCA 30% of the distributions the Fund makes to that shareholder. Recently proposed regulations would eliminate the withholding tax on investment sales proceeds that was scheduled to go into effect in 2019.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Shares Purchased Through Tax Qualified Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Funds as an investment through such plans and the precise effect of an investment on their particular tax situation.

General Considerations

The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific U.S. federal tax consequences of purchasing, holding, and disposing of shares of a Fund, as well as the effects of state, local, foreign and other tax law and any proposed tax law changes.

PRINCIPAL SHAREHOLDERS

Control persons are presumed to control a Fund for purposes of voting on matters submitted to a vote of shareholders due to their beneficial ownership of 25% or more of a Fund’s outstanding voting securities. Because the Income Fund is newly formed, no persons own of record or beneficially 25% or more of its outstanding shares as of the date of this SAI. As of April 30, 2019, the only persons known by the Funds to own of record or beneficially 25% or more of the outstanding shares of the Funds were as follows:

Name and Address of Record Owner	Percent of Shares Held (%)
Highland Energy MLP Fund Highland Global Allocation Fund 200 Crescent Court, Suite 700 Dallas, TX 75201	61.73%

Highland Fixed Income Fund Charles Schwab & Co. Inc. Attn. Mutual Funds Dept. 101 Montgomery St. San Francisco, CA 94104	85.91%

Because the Income Fund is newly formed, the officers and Trustees, as a group, own no securities of the Income Fund as of the date of this SAI. As of April 30, 2019, the officers and Trustees, as a group, owned less than 1% of any class of any Fund.

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of any class of outstanding shares of a Fund. Because the Income Fund is newly formed, no persons own of record or beneficially 5% or more or its outstanding shares as of the date of this SAI. As of April 30, 2019, the only persons known by a Fund to own of record or beneficially 5% or more of its outstanding shares were as follows (certain of the investors below are believed to hold the indicated shares as nominee):

Name and Address	Outstanding Shares Held	Percentage of Class (%)
Highland Energy MLP Fund – Class A
Cetera Investment Services FBO Lan Fen Hwang, 3VX-21538-19 11570 Upland Way Cupertino, CA 95014-5104	334,448.16	39.04%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	121,148.18	14.14%
National Financial Services LLC For Exclusive Benefit of Our Customers, Attn: Mutual Fund Dept., 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	96,471.26	11.26%
Charles Schwab & Co. Inc. Special Custody Acct FBO Customers, Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	58,250.136	6.80%
RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn: Mutual Fund Ops Manager 60 S. 6th Street, #P08 Minneapolis, MN 55402-4413	49,587.64	5.79%

Highland Energy MLP Fund – Class C
LPL Financial Omnibus Customer Account, Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	397,044.90	50.24%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	106,714.31	13.50%
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1965	56,985.41	7.21%
RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn: Mutual Fund Ops Manager 60 S. 6th Street, #P08 Minneapolis, MN 55402-4413	52,721.50	6.67%

Highland Energy MLP Fund – Class Y
Highland Global Allocation Fund 200 Crescent Court, Suite 700 Dallas, TX 75201-2116	4,895,223.96	77.92%
Jefferies, LLC 101 Hudson Street, Floor 11 Jersey City, NJ 07302-3915	556,544.17	8.86%

Highland Fixed Income Fund – Class A
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	1,196,344.52	16.96%

Highland Fixed Income Fund – Class C
LPL Financial Omnibus Customer Account, Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	27,444.61	13.86%
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1965	23,145.34	11.68%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	22,353.98	11.29%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	21,424.88	11.68%
RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn: Mutual Fund Ops Manager 60 S. 6th Street, #P08 Minneapolis, MN 55402-4413	18,458.56	9.32%
Merrill Lynch Pierce Fenner & Smith Inc. FBO Sole Benefit of Its Customers 4800 Deer Lake Drive Jacksonville, FL 32246-6484	12,567.18	6.34%
BB&T Securities 19557 Bay View Road Boca Raton, FL 33434-5102	11,879.00	6.00%

Highland Fixed Income Fund – Class Y
Charles Schwab & Co. Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	6,812,569.94	86.70%

Highland Socially Responsible Equity – Class A
Hartford Life Insurance Company PO Box 2999 Hartford, CT 06104-2999	263,985.60	5.16%

Highland Socially Responsible Equity – Class C
Raymond James Omnibus for Mutual Funds House Acct Firm 92500015 Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	189,658.78	18.02%

Wells Fargo Clearing Services, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	181,025.89	17.20%
LPL Financial Omnibus Customer Account, Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	75,050.90	7.13%
RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn: Mutual Fund Ops Manager 60 S. 6th Street, #P08 Minneapolis, MN 55402-4413	64,481.11	6.13%
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1965	63,157.41	6.00%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	59,729.82	5.67%
National Financial Services LLC For Exclusive Benefit of Our Customers, Attn: Mutual Fund Dept., 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	56,556.04	5.37%

Highland Socially Responsible Equity – Class Y
National Financial Services LLC For Exclusive Benefit of Our Customers, Attn: Mutual Fund Dept., 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	799,177.73	51.79%
RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn: Mutual Fund Ops Manager 60 S. 6th Street, #P08 Minneapolis, MN 55402-4413	389,109.41	25.22%
Raymond James Omnibus for Mutual Funds House Acct Firm 92500015 Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	174,521.61	11.31%

Highland Small-Cap Equity – Class A
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	315,943.62	11.79%
National Financial Services LLC For Exclusive Benefit of Our Customers, Attn: Mutual Fund Dept., 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	190,472.17	7.11%

Highland Small-Cap Equity – Class C
Wells Fargo Clearing Services, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	124,201.98	27.04%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	82,952.20	18.06%
National Financial Services LLC For Exclusive Benefit of Our Customers, Attn: Mutual Fund Dept., 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	48,308.35	10.52%
LPL Financial Omnibus Customer Account, Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	33,136.56	7.21%
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1965	31,720.63	6.91%

Highland Small-Cap Equity – Class Y
Wells Fargo Clearing Services, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	163,611.53	23.81%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	110,035.95	16.01%
Charles Schwab & Co. Inc. Special Custody Acct FBO Customers, Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	95,473.14	13.89%
National Financial Services LLC For Exclusive Benefit of Our Customers, Attn: Mutual Fund Dept., 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	91,043.08	13.25%
Jefferies, LLC 101 Hudson Street, 11th Floor Jersey City, NJ 07302-3915	39,773.10	5.79%
LPL Financial Omnibus Customer Account, Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	37,656.49	5.48%

Highland Total Return Fund – Class A
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	145,264.42	7.86%

Highland Total Return Fund – Class C
Wells Fargo Clearing Services, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	35,340.83	23.48%

Merrill Lynch Pierce Fenner & Smith Inc. FBO Sole Benefit of its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	21,133.42	14.04%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	13,047.37	8.67%
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1965	10,051.75	6.68%
Raymond James Omnibus for Mutual Funds House Acct Firm 92500015 Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	7,716.06	5.13%

Highland Total Return Fund – Class Y
Charles Schwab & Co. Inc. Special Custody Acct FBO Customers, Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	1,185,831.25	76.61%
National Financial Services LLC For Exclusive Benefit of Our Customers, Attn: Mutual Fund Dept., 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	120,960.06	7.81%

TRUST HISTORY AND ADDITIONAL INFORMATION

The Trust is an open-end management investment company organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to a Declaration of Trust dated August 10, 1992, as amended from time to time (the “Declaration”).

Effective as of February 18, 2011, HCMFA serves as the investment adviser to the Funds. The name of the Trust was changed from “GE Funds” to “Highland Funds II” effective February 22, 2011. The name of the Trust was changed from “Highland Funds II” to “Pyxis Funds II” effective January 9, 2012. The name of the Trust was changed from “Pyxis Funds II” to “Highland Funds II” effective February 8, 2013. The Total Return Fund and Fixed Income Fund were added as series of the Trust on November 11, 1992. The Socially Responsible Equity Fund was added as a series of the Trust on July 22, 1996. The Small-Cap Equity Fund was added as a series of the Trust on May 8, 1998. The Energy MLP Fund was added as a series of the Trust on December 1, 2011. The Income Fund was added as a series of the Trust on January 19, 2017.

Prior to February 18, 2011, GEAM was the investment adviser to the Socially Responsible Equity Fund, Small-Cap Equity Fund. Prior to August 1, 2014, GEAM was the investment sub-adviser to the Fixed Income Fund. Prior to February 1, 2015, GEAM was the investment sub-adviser to the Total Return Fund. Prior to January 31, 2016, GEAM was the investment sub-adviser to the Socially Responsible Equity Fund.

In the interest of economy and convenience, physical certificates representing shares of a Fund are not issued. The Transfer Agent maintains a record of each shareholder’s ownership of shares of a Fund.

Shareholder Liability. Massachusetts law provides that shareholders of the Funds may, under certain circumstances, be held personally liable for the obligations of the Trust. The Declaration disclaims shareholder liability for acts or obligations of the Trust, however, and permits notice of the disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee of the Trust. The Declaration provides for indemnification from the property of a Fund for all losses and expenses of any shareholder of the Fund held personally liable for the obligations of the Fund. Thus, the risk of a shareholder of a Fund incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations, a possibility that the Trust’s management believes is remote. Upon payment of any liability incurred by a Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Trust and the Funds in such a way so as to avoid, as far as practicable, ultimate liability of the shareholders for liabilities of the Funds.

Shareholder Rights and Voting. When issued, shares of a Fund will be fully paid and non-assessable. Shares are freely transferable and have no preemptive, subscription or conversion rights. Each Class represents an identical interest in a Fund’s investment portfolio. As a result, each Class has the same rights, privileges and preferences, except with respect to: (1) the designation of each Class; (2) the sales arrangement; (3) certain expenses allocable exclusively to each Class; (4) voting rights on matters exclusively affecting a single Class; and (5) the exchange privilege of each Class. The Board does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The Board, on an ongoing basis, will consider whether any conflict exists and, if so, will take appropriate action. The Board may amend the Declaration without the vote of shareholders in order to conform the provisions to tax or regulatory requirements, or to make other changes that do not materially affect the rights of shareholders. In addition, the Trustees may reclassify and redesignate any series or class of shares outstanding, as long as the action does not materially adversely affect the rights of the affected shareholders. The Declaration permits the Board to terminate a Fund, under certain circumstances, without the vote of shareholders and the Board may do so after providing appropriate notice to the Fund’s shareholders.

When matters are submitted for shareholder vote, each shareholder of each Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. In general, shares of all Funds of the Trust vote as a single class on all matters except (1) matters affecting the interests of one or more of the Funds or Classes of a Fund, in which case only shares of the affected Funds or Classes would be entitled to vote or (2) when the 1940 Act requires the vote of an individual Fund. Normally, no meetings of shareholders of the Funds will be held for the purpose of electing Trustees of the Trust unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders of the Trust, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Shareholders of record of no less than a majority of the outstanding shares of the Trust may remove a Trustee for cause through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust’s outstanding shares. Shareholders who satisfy certain criteria will be assisted by the Trust in communicating with other shareholders in seeking the holding of the meeting.

Counsel. K&L Gates serves as counsel for the Trust.

Independent Registered Public Accounting Firm. As of November 6, 2018, PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm located at 2121 N. Pearl Street, Suite 2000, Dallas, TX 75201, serves as the independent registered public accounting firm for the Funds. The independent registered public accounting firm audits and reports on the annual financial statements, and performs other professional audit related and tax services when approved to do so by the Audit Committee. Certain information for the years ended September 30, 2017, 2016, 2015, and 2014, has been audited and reported on by another independent registered public accounting firm.

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Funds’ Annual Reports to Shareholders for the fiscal year ended September 30, 2018 are incorporated into this SAI by reference. The 2018 financial statements included in the Funds’ Annual Reports, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports, along with this information, appear in the Funds’ 2018 Annual Reports to Shareholders for the fiscal year ended September 30, 2018. Highland-First Foundation Income Fund is not included in the Funds’ most recent annual report for the fiscal year ended September 30, 2018 because it had not commenced investment operations as of that date.

The audited financial statements incorporated by reference into the Funds’ Prospectus and this SAI have been so incorporated in reliance upon the reports of PwC, given on its authority as an expert in auditing and accounting. The Funds’ Annual Reports are available without charge by calling the Funds at (877) 665-1287 or on the SEC’s website at http://www.sec.gov.

APPENDIX A

RATINGS CATEGORIES

Ratings in General. A rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. The following is a description of the characteristics of ratings used by Moody’s Investors Service (“Moody’s”) and Standard & Poor’s (“S&P”).

Moody’s

Global Long-term Rating Scale

Ratings assigned on Moody’s global long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Aaa

Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Global Short-Term Rating Scale

Ratings assigned on Moody’s global short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations: (i) likelihood of payment – capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (ii) nature of and provisions of the obligation, and the promise we impute; and (iii) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

SPUR (S&P Underlying Rating)

A SPUR rating is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. S&P maintains surveillance of an issue with a published SPUR.

APPENDIX B

HIGHLAND CAPITAL MANAGEMENT FUND ADVISORS, L.P.

POLICY REGARDING PROXY VOTING

Purpose and Scope

The purpose of these voting policies and procedures (the “Policy”) is to set forth the principles and procedures by which HCMLP (the “Company”) votes or gives consents with respect to the securities owned by Clients for which the Company exercises voting authority and discretion.1 For avoidance of doubt, this includes any proxy and any shareholder vote or consent, including a vote or consent for a private company or other issuer that does not involve a proxy. These policies and procedures have been designed to help ensure that votes are cast in the best interests of Clients in accordance with the Company’s fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”).

This Policy applies to securities held in all Client accounts (including Retail Funds and other pooled investment vehicles) as to which the Company has explicit or implicit voting authority. Implicit voting authority exists where the Company’s voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority to the Client.

If the Company has delegated voting authority to an investment sub-adviser with respect to any Retail Fund, such sub-adviser will be responsible for voting all proxies for such Retail Funds in accordance with the sub-adviser’s proxy voting policies. The Compliance Department, to provide oversight over the proxy voting by sub-advisers and to ensure that votes are executed in the best interests of the Retail Funds, shall (i) review the proxy voting policies and procedures of each Retail Fund sub-adviser to confirm that they comply with Rule 206(4)-6, both upon engagement of the sub-adviser and upon any material change to the sub-adviser’s proxy voting policies and procedures, and (ii) require each such sub-adviser to provide quarterly certifications that all proxies were voted pursuant to the sub-adviser’s policies and procedures or to describe any inconsistent votes.

General Principles

The Company and its affiliates engage in a broad range of activities, including investment activities for their own accounts and for the accounts of various Clients and providing investment advisory and other services to Clients. In the ordinary course of conducting the Company’s activities, the interests of a Client may conflict with the interests of the Company, other Clients and/or the Company’s affiliates and their clients. Any conflicts of interest relating to the voting of proxies, regardless of whether actual or perceived, will be addressed in accordance with these policies and procedures. The guiding principle by which the Company votes all proxies is to vote in the best interests of each Client by maximizing the economic value of the relevant Client’s holdings, taking into account the relevant Client’s investment horizon, the contractual obligations under the relevant advisory agreements or comparable documents and all other relevant facts and circumstances at the time of the vote. The Company does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, this guiding principle.

[1]	In any case where a Client has instructed the Company to vote in a particular manner on the Client’s behalf, those instructions will govern in lieu of parameters set forth in the Policy.

Voting Procedures

Third-Party Proxy Advisors

The Company may engage a third-party proxy advisor (“Proxy Advisor”) to provide proxy voting recommendations with respect to Client proxies. Proxy Advisor voting recommendation guidelines are generally designed to increase investors’ potential financial gain. When considering whether to retain or continue retaining any particular Proxy Advisor, the Compliance Department will ascertain, among other things, whether the Proxy Advisor has the capacity and competency to adequately analyze proxy issues. In this regard, the Compliance Department will consider, among other things: the adequacy and quality of the Proxy Advisor’s staffing and personnel; the robustness of its policies and procedures regarding its ability to (a) ensure that its proxy voting recommendations are based on current and accurate information and (b) identify and address any conflicts of interest and any other considerations that the Compliance Department determines would be appropriate in considering the nature and quality of the services provided by the Proxy Advisor. To identify and address any conflicts that may arise on the part of the Proxy Advisor, the Compliance Department will ensure that the Proxy Advisor notifies the Compliance Department of any relevant business changes or changes to its policies and procedures regarding conflicts.

Third-Party Proxy Voting Services

The Company may utilize a third-party proxy voting service (“Proxy Voting Service”) to monitor holdings in Client accounts for purposes of determining whether there are upcoming shareholder meetings or similar corporate actions and to execute Client proxies on behalf of the Company pursuant to the Company’s instructions, which shall be given in a manner consistent with this Policy. The Compliance Department will oversee each Proxy Voting Service to ensure that proxies have been voted in a manner consistent with the Company’s instructions.

Monitoring

Subject to the procedures regarding Nonstandard Proxy Notices described below, the Compliance Department of the Company shall have responsibility for monitoring Client accounts for proxy notices. Except as detailed below, if proxy notices are received by other employees of the Company, such employees must promptly forward all proxy or other voting materials to the Compliance Department.

Portfolio Manager Review and Instruction

From time to time, the settlement group of the Company may receive nonstandard proxy notices, regarding matters including, but not limited to, proposals regarding corporate actions or amendments (“Nonstandard Proxy Notices”) with respect to securities held by Clients. Upon receipt of a Nonstandard Proxy Notice, a member of the settlement group (the “Settlement Designee”) shall send an email notification containing all relevant information to the Portfolio Manager(s) with responsibility for the security and [                    .com]. Generally, the relevant Portfolio Manager(s) shall deliver voting instructions for Nonstandard Proxy Notices by replying to the email notice sent to the Portfolio Manager(s) and [                    .com] by the Settlement Designee or by sending voting instructions to [                    .com] and copying [                    .com]. Any conflicts for Nonstandard Proxy Notices should also be disclosed to the Compliance Department. In the event a Portfolio Manager orally conveys voting instructions to the Settlement Designee or any other member of the Company’s settlement group, that Settlement Designee or member of the Company’s settlement group shall respond to the original notice email sent to [                    .com] detailing the Portfolio Manager(s) voting instructions.

With regard to standard proxy notices, on a weekly basis, the Compliance Department will send a notice of upcoming proxy votes related to securities held by Clients and the corresponding voting recommendations of the Proxy Advisor to the relevant Portfolio Manager(s). Upon receipt of a proxy notice from the Compliance Department, the Portfolio Manager(s) will review and evaluate the upcoming votes and recommendations. The Portfolio Managers may rely on any information and/or research available to him or her and may, in his or her discretion, meet with members of an issuer’s management to discuss matters of importance to the relevant Clients and their economic interests. Should the Portfolio Manager determine that deviating from the Proxy Advisor’s recommendation is in a Client’s best interest, the Portfolio Manager shall communicate his or her voting instructions to the Compliance Department.

In the event that more than one Portfolio Manager is responsible for making a particular voting decision and such Portfolio Managers are unable to arrive at an agreement as to how to vote with respect to a particular proposal, they should consult with the applicable Chief Compliance Officer (the “CCO”) for guidance.

Voting

Upon receipt of the relevant Portfolio Managers’ voting instructions, if any, the Compliance Department will communicate the instructions to the Proxy Voting Service to execute the proxy votes.

Non-Votes

It is the general policy of the Company to vote or give consent on all matters presented to security holders in any vote, and these policies and procedures have been designated with that in mind. However, the Company reserves the right to abstain on any particular vote if, in the judgment of the CCO, or the relevant Portfolio Manager, the effect on the relevant Client’s economic interests or the value of the portfolio holding is insignificant in relation to the Client’s portfolio, if the costs associated with voting in any particular instance outweigh the benefits to the relevant Clients or if the circumstances make such an abstention or withholding otherwise advisable and in the best interests of the relevant Clients not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, a Portfolio Manager may determine: (a) not to recall securities on loan if, in his or her judgment, the matters being voted upon are not material events affecting the securities and the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote proxies relating to certain foreign securities if, in his or her judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.

Conflicts of Interest

The Company’s Compliance Department is responsible for monitoring voting decisions for any conflicts of interest, regardless of whether they are actual or perceived. All voting decisions contrary to the recommendation of a Proxy Advisor require a mandatory conflicts of interest review by the Compliance Department, which will include a consideration of whether the Company or any Portfolio Manager or other person recommending or providing input on how to vote has an interest in the vote that may present a conflict of interest.

In addition, all Company investment professionals are expected to perform their tasks relating to the voting of proxies in accordance with the principles set forth above, according the first priority to the best interest of the relevant Clients. If at any time a Portfolio Manager or any other investment professional becomes aware of a potential or actual conflict of interest regarding any particular voting decision, he or she must contact the Compliance Department promptly and, if in connection with a proxy that has yet to be voted, prior to such vote. If any investment professional is pressured or lobbied, whether from inside or outside the Company, with respect to any particular voting decision, he or she should contact the Compliance Department promptly. The CCO will use his or her best judgment to address any such conflict of interest and ensure that it is resolved in accordance with his or her independent assessment of the best interests of the relevant Clients.

In the event of a conflict, the Company may choose to address such conflict by: (i) voting in accordance with the Proxy Advisor’s recommendation; (ii) the CCO determining how to vote the proxy (if the CCO approves deviation from the Proxy Advisor’s recommendation, then the CCO shall document the rationale for the vote); (iii) “echo voting” or “mirror voting” the proxy in the same proportion as the votes of other proxy holders that are not Clients; or (iv) with respect to Clients other than Retail Funds, notifying the affected Client of the material conflict of interest and seeking a waiver of the conflict or obtaining such Client’s voting instructions. Where the Compliance Department deems appropriate, third parties may be used to help resolve conflicts. In this regard, the CCO or his or her delegate shall have the power to retain fiduciaries, consultants or professionals to assist with voting decisions and/or to delegate voting or consent powers to such fiduciaries, consultants or professionals.

Where a conflict of interest arises with respect to a voting decision for a Retail Fund, the Company shall disclose the conflict and the rationale for the vote taken to the Retail Fund’s Board of Directors/Trustees at the next regularly scheduled quarterly meeting. The Compliance Department will maintain a log documenting the basis for the decision and will furnish the log to the Board of Trustees.

Material Conflicts of Interest

The following relationships or circumstances are examples of situations that may give rise to a material conflict of interest for purposes of this Policy. This list is not exclusive or determinative; any potential conflict (including payments of the types described below but less than the specified threshold) should be identified to the Company’s Compliance Department:

(i)	The issuer is a Client of the Company, or of an affiliate, accounting for more than 5% of the Company’s or affiliate’s annual revenues.

(ii)	The issuer is an entity that reasonably could be expected to pay the Company or its affiliates more than $1 million through the end of the Company’s next two full fiscal years.

(iii)

The issuer is an entity in which a “Covered Person” (as defined in the Company’s Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment Company Act of 1940, as amended (the “Code of Ethics”)) has a beneficial interest contrary to the position held by the Company on behalf of Clients.

(iv)

The issuer is an entity in which an officer or partner of the Company or a relative of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the issuer during the Company’s last three fiscal years; provided, however, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.

(v)

The matter under consideration could reasonably be expected to result in a material financial benefit to the Company or its affiliates through the end of the Company’s next two full fiscal years (for example, a vote to increase an investment advisory fee for a Retail Fund advised by the Company or an affiliate).

(vi)

Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client’s securities on a particular matter in a particular way.

(vii)	The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.

(viii)	Any other circumstance where the Company’s duty to serve its Clients’ interests, typically referred to as its “duty of loyalty,” could be compromised.

Notwithstanding the foregoing, a conflict of interest described above shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if:

The securities in respect of which the Company has the power to vote account for less than 1% of the issuer’s outstanding voting securities, but only if: (i) such securities do not represent one of the 10 largest holdings of such issuer’s outstanding voting securities and (ii) such securities do not represent more than 2% of the Client’s holdings with the Company.

The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

Recordkeeping

Following the submission of a proxy vote, the Fund will maintain a report of the vote and all relevant documentation.

The Fund shall retain records relating to the voting of proxies and the Company shall conduct due diligence, including on Proxy Voting Services and Proxy Advisors, as applicable, to ensure the following records are adequately maintained by the appropriate party:

(i)	Copies of this Policy and any amendments thereto.

(ii)	A current copy of the Proxy Advisor’s voting guidelines, as amended.

(iii)

A copy of each proxy statement that the Company receives regarding Client securities. The Company may rely on a third party to make and retain, on the Company’s behalf, a copy of a proxy statement, provided that the Company has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request.

(iv)

Records of each vote cast by the Company on behalf of Clients. The Company may satisfy this requirement by relying on a third party to make and retain, on the Company’s behalf, a record of the vote cast, provided that the Company has obtained an undertaking from the third party to provide a copy of the record promptly upon request.

(v)	A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.

(vi)

A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.

These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company’s fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.2

Enforcement of this Policy

It shall be the responsibility of the Compliance Department to handle or coordinate the enforcement of this Policy. The Compliance Department will periodically sample proxy voting records to ensure that proxies have been voted in accordance with this Policy, with a particular focus on any proxy votes that require additional analysis (e.g., proxies voted contrary to the recommendations of a Proxy Advisor).

If the Compliance Department determines that a Proxy Advisor or Proxy Voting Service may have committed a material error, the Compliance Department will investigate the error, taking into account the nature of the error, and seek to determine whether the Proxy Advisor or Proxy Voting Service is taking reasonable steps to reduce similar errors in the future.

In addition, no less frequently than annually, the Compliance Department will review the adequacy of this Policy to ensure that it has been implemented effectively and to confirm that this Policy continues to be reasonably designed to ensure that proxies are voted in the best interest of Clients.

Disclosures to Clients and Investors

The Company includes a description of its policies and procedures regarding proxy voting in Part 2 of Form ADV, along with a statement that Clients can contact the CCO to obtain a copy of these policies and procedures and information about how the Company voted with respect to a Client’s securities. This Policy is, however, subject to change at any time without notice.

As a matter of policy, the Company does not disclose how it expects to vote on upcoming proxies. Additionally, the Company does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

[2]

If the Company has essentially immediate access to a book or record (on the Company’s proprietary system or otherwise) through a computer located at an appropriate office of the Company, then that book or record will be considered to be maintained at an appropriate office of the Company. “Immediate access” to books and records includes that the Company has the ability to provide promptly to Securities and Exchange Commission (the “SEC”) examination staff hard copies of the books and records or access to the storage medium. The party responsible for the applicable books and records as described above shall also be responsible for ensuring that those books and records for the first two years are either physically maintained in an appropriate office of the Company or that the Company otherwise has essentially immediate access to the required books and records for the first two years.

Appendix C

Proxy Voting Policy of FFA

In accordance with the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”), First Foundation Advisors (“FFA”) has adopted the following proxy voting policy with respect to those assets for which a client has vested FFA with discretionary investment management authority (the “assets”).

FFA’s Policy

Unless a client directs otherwise, in writing, FFA shall be responsible for: (1) directing the manner in which proxies solicited by issuers of securities beneficially owned by the client shall be voted, and (2) making all elections relative to any mergers, acquisitions, and tender offers. However, the client shall maintain exclusive responsibility for all legal proceedings or other type events pertaining to the assets, including, but not limited to, class action lawsuits. FFA and/or the client shall correspondingly instruct each custodian of the assets to forward to FFA copies of all proxies and shareholder communications relating to the assets. Absent mitigating circumstances and/or conflicts of interest (to the extent any such circumstance or conflict is presented, if ever, information pertaining to how FFA addressed any such circumstance or conflict shall be maintained by FFA - see examples below), it is FFA’s general policy to vote proxies consistent with the recommendation of the senior management of the issuer. FFA shall monitor corporate actions of individual issuers and investment companies consistent with FFA’s fiduciary duty to vote proxies in the best interests of its clients. With respect to individual issuers, FFA may be solicited to vote on matters including corporate governance, adoption or amendments to compensation plans (including stock options), and matters involving social issues and corporate responsibility. With respect to investment companies (e.g., mutual funds), FFA may be solicited to vote on matters including the approval of advisory contracts, distribution plans, and mergers. FFA shall maintain records pertaining to proxy voting as required pursuant to Rule 204-2 (c)(2) under the Advisers Act.

Copies of Rules 206(4)-6 and 204-2(c)(2) are available upon written request. In addition, information pertaining to how FFA voted on any specific proxy issue is also available upon written request. Any questions regarding FFA’s proxy voting policy shall be directed to Greg Bruce, Chief Compliance Officer of FFA.

Mitigating Circumstances/Conflicts of Interest

The following are examples of mitigating circumstances and/or conflicts of interest: (1) an adviser or its affiliate may manage a pension plan, administer employee benefit plans, or provide brokerage, underwriting, insurance, or banking services to a company whose management is soliciting proxies; (2) an adviser may have business or personal relationships with participants in proxy contests, corporate directors, or candidates for directorships, etc.; (3) an adviser has a business relationship not with the company but with a proponent of a proxy proposal that may affect how it casts votes on client securities; and (4) senior management’s recommendation, in the opinion of FFA, is not in the best interests of the client.

Implementation/Adoption

Greg Bruce, Chief Compliance Officer, or his designee shall be primarily responsible for determining how client proxies are voted and recording how FFA addressed any mitigating circumstance or conflict of interest. Mr. Bruce shall be primarily responsible for the ongoing review and evaluation of FFA’s proxy voting policy and corresponding compliance with the requirements of Rules 206(4)-6 and 204-2(c)(2).

C-1

PART C

OTHER INFORMATION

Item 28. Exhibits

Exhibit No.	Description of Exhibit

(a)(1)	Amended and Restated Declaration of Trust, dated May 12, 2016, is incorporated herein by reference to Exhibit (a)(1) to Post-Effective Amendment No. 136 to the Registration Statement, previously filed with the Commission on January 25, 2017 (Accession Number 0001193125-17-018208).

(b)	Amended and Restated By-Laws, as amended August 29, 2013, is incorporated herein by reference to Exhibit (b) to Post-Effective Amendment No. 127 to the Registration Statement previously filed with the Commission on January 29, 2014 (Accession Number 0001193125-14-024902).

(c)	Not applicable.

(d)(1)	Amended and Restated Investment Advisory Agreement between HCMFA and Highland Energy MLP Fund is incorporated herein by reference to Exhibit (d)(2) to Post-Effective Amendment No. 127 to the Registration Statement previously filed with the Commission on January 29, 2014 (Accession Number 0001193125-14-024902).

(d)(2)	Amended and Restated Investment Advisory Agreement between HCMFA and Highland Fixed Income Fund is incorporated herein by reference to Exhibit (d)(3) to Post-Effective Amendment No. 127 to the Registration Statement previously filed with the Commission on January 29, 2014 (Accession Number 0001193125-14-024902).

(d)(3)	Amended and Restated Investment Advisory Agreement between HCMFA and Highland Socially Responsible Fund (formerly, Highland Premier Growth Equity Fund) is incorporated herein by reference to Exhibit (d)(5) to Post-Effective Amendment No. 127 to the Registration Statement previously filed with the Commission on January 29, 2014 (Accession Number 0001193125-14-024902).

(d)(4)	Amended and Restated Investment Advisory Agreement between HCMFA and Highland Small-Cap Equity Fund is incorporated herein by reference to Exhibit (d)(6) to Post-Effective Amendment No. 127 to the Registration Statement previously filed with the Commission on January 29, 2014 (Accession Number 0001193125-14-024902).

(d)(5)	Amended and Restated Investment Advisory Agreement between HCMFA and Highland Tax-Exempt Fund is incorporated herein by reference to Exhibit (d)(7) to Post-Effective Amendment No. 127 to the Registration Statement previously filed with the Commission on January 29, 2014 (Accession Number 0001193125-14-024902).

(d)(6)	Amended and Restated Investment Advisory Agreement between HCMFA and Highland Total Return Fund is incorporated herein by reference to Exhibit (d)(8) to Post-Effective Amendment No. 127 to the Registration Statement previously filed with the Commission on January 29, 2014 (Accession Number 0001193125-14-024902).

(d)(7)	Investment Advisory Agreement between HCMFA and the Registrant with respect to Highland-First Foundation Income Fund is incorporated herein by reference to Exhibit (d)(8) to Post-Effective Amendment No. 139 to the Registration Statement previously filed with the Commission on March 31, 2017 (Accession Number 0001193125-17-106849).

(d)(8)	Investment Sub-Advisory Agreement between HCMFA, First Foundation Advisors (“First Foundation”) and Highland Funds II on behalf of Highland Fixed Income Fund and Highland Tax-Exempt Fund is incorporated herein by reference to Exhibit (d)(15) to Post-Effective Amendment No. 131 to the Registration Statement previously filed with the Commission on January 28, 2015 (Accession Number 0001193125-15-023878).

(d)(9)	Investment Sub-Advisory Agreement between HCMFA and First Foundation on behalf of Highland Total Return Fund is incorporated herein by reference to Exhibit (d)(10) to Post-Effective Amendment No. 133 to the Registration Statement previously filed with the Commission on January 28, 2016 (Accession Number 0001193125-16-442134).

(d)(10)	Investment Sub-Advisory Agreement between HCMFA and First Foundation on behalf of Highland-First Foundation Income Fund is incorporated herein by reference to Exhibit (d)(11) to Post-Effective Amendment No. 139 to the Registration Statement previously filed with the Commission on March 31, 2017 (Accession Number 0001193125-17-106849).

(e)(1)	Distribution Agreement dated March 31, 2014 between NexPoint Securities, Inc. (formerly, Highland Capital Funds Distributor, Inc.) (“NSI”) and Highland Funds II is incorporated herein by reference to Exhibit (e)(2) to Post-Effective Amendment No. 130 to the Registration Statement previously filed with the Commission on December 1, 2014 (Accession Number 0001193125-14-429632).

(e)(2)	Amended Schedule A to the Distribution Agreement between NSI and the Registrant is incorporated herein by reference to Exhibit (e)(2) to Post-Effective Amendment No. 141 to the Registration Statement, previously filed with the Commission on January 25, 2018 (Accession Number 0001193125-18-019678).

(e)(3)	Form of Selling and/or Services Agreement is incorporated herein by reference to Exhibit (e)(3) to Post-Effective Amendment No. 136 to the Registration Statement previously filed with the Commission on January 25, 2017 (Accession Number 0001193125-17-018208).

(f)	Not applicable.

(g)(1)	Master Custodian Agreement dated October 3, 2018 between Bank of New York Mellon (“BNY”) and NexPoint Real Estate Strategies Fund, NexPoint Healthcare Opportunities Fund, NexPoint Latin American Opportunities Fund, NexPoint Discount Strategies Fund, NexPoint Energy and Materials Opportunities Fund, NexPoint Strategic Income Fund and NexPoint Event Driven Fund (the “Interval Funds”) listed on Annex A thereto (as Annex A may be amended from time to time) is filed herewith.

(g)(2)	Amendment 1 to Master Custodian Agreement dated April 8, 2019 between BNY and the Interval Funds, the series of Highland Funds II, the series of Highland Funds I, Highland Income Fund (formerly Highland Floating Rate Opportunities Fund), Highland Global Allocation Fund and Gambier Bay, LLC is filed herewith.

(g)(3)	Amendment 2 to Master Custodian Agreement dated April 8, 2019 between BNY and the Interval Funds, the series of Highland Funds II, the series of Highland Funds I, Highland Income Fund (formerly Highland Floating Rate Opportunities Fund), Highland Global Allocation Fund and Gambier Bay, LLC is filed herewith.

(h)(1)	Transfer Agency and Service Agreement between DST Asset Manager Solutions, Inc. (formerly, Boston Financial Data Services, Inc.) (“DST”) and the series of Highland Funds II (formerly, Pyxis Funds II) listed on Schedule A thereto (as Schedule A may be amended from time to time), is incorporated herein by reference to Exhibit (h)(5) to Post-Effective Amendment No. 106 to the Registration Statement, previously filed with the Commission on January 28, 2013 (Accession Number 0001193125-13-026349).

(h)(2)	Revised Schedule A to Transfer Agency and Service Agreement between DST and the series of the Registrant listed on Schedule A thereto is incorporated herein by reference to Exhibit (h)(2) to Post-Effective Amendment No. 139 to the Registration Statement previously filed with the Commission on March 31, 2017 (Accession Number 0001193125-17-106849).

(h)(3)	Revised Schedule A to Transfer Agency and Service Agreement between DST and the series of the Registrant listed on Schedule A is incorporated herein by reference to Exhibit (h)(3) to Post-Effective Amendment No. 141 to the Registration Statement, previously filed with the Commission on January 25, 2018 (Accession Number 0001193125-18-019678).

(h)(4)	Administration Services Agreement between Highland Funds II (formerly, Pyxis Funds II) on behalf of Highland Energy MLP Fund and HCMFA (formerly, Pyxis Capital, L.P.) is incorporated herein by reference to Exhibit (h)(2) to Post-Effective Amendment No. 127 to the Registration Statement previously filed with the Commission on January 29, 2014 (Accession Number 0001193125-14-024902).

(h)(5)	Master Administration Agreement dated July 23, 2018 between SEI Investments Global Funds Services and the series of Highland Funds II listed on Schedule I therefore (as Schedule I may be amended from time time), is incorporated herein by reference to Exhibit (h)(13) to Post-Effective Amendment No. 88 to the Highland Funds I Registration Statement previously filed with the Commission on October 29, 2018 (Accession Number 0001193125-18-310781).

(h)(6)	Master Sub-Administration Agreement dated July 23, 2018 between SEI Investments Global Funds Services and HCMFA on behalf of Highland Energy MLP Fund (as Schedule I may be amended from time time), is incorporated herein by reference to Exhibit (h)(14) to Post-Effective Amendment No. 88 to the Highland Funds I Registration Statement previously filed with the Commission on October 29, 2018 (Accession Number 0001193125-18-310781).

(h)(7)	Expense Limitation and Recoupment Agreement between HCMFA and Highland Funds II on behalf of Highland Energy MLP Fund is incorporated herein by reference to Exhibit (h)(7) to Post-Effective Amendment No. 143 to the Registration Statement previously filed with the Commission on January 25, 2019 (Accession Number 0001193125-19-017106).

(h)(8)	Expense Limitation and Recoupment Agreement between HCMFA and Highland Funds II on behalf of Highland Small-Cap Equity Fund is incorporated herein by reference to Exhibit (h)(8) to Post-Effective Amendment No. 143 to the Registration Statement previously filed with the Commission on January 25, 2019 (Accession Number 0001193125-19-017106).

(h)(9)	Expense Limitation and Recoupment Agreement between HCMFA and Highland Funds II on behalf of Highland Tax-Exempt Fund is incorporated herein by reference to Exhibit (h)(9) to Post-Effective Amendment No. 143 to the Registration Statement previously filed with the Commission on January 25, 2019 (Accession Number 0001193125-19-017106).

(h)(10)	Expense Limitation and Recoupment Agreement between HCMFA and Highland Funds II on behalf of Highland Fixed Income Fund is incorporated herein by reference to Exhibit (h)(10) to Post-Effective Amendment No. 143 to the Registration Statement previously filed with the Commission on January 25, 2019 (Accession Number 0001193125-19-017106).

(h)(11)	Expense Limitation and Recoupment Agreement between HCMFA and Highland Funds II on behalf of Highland Total Return Fund is incorporated herein by reference to Exhibit (h)(11) to Post-Effective Amendment No. 143 to the Registration Statement previously filed with the Commission on January 25, 2019 (Accession Number 0001193125-19-017106).

(h)(12)	Expense Limitation and Recoupment Agreement between HCMFA and Highland Funds II on behalf of Highland-First Foundation Income Fund is incorporated herein by reference to Exhibit (h)(12) to Post-Effective Amendment No. 143 to the Registration Statement previously filed with the Commission on January 25, 2019 (Accession Number 0001193125-19-017106).

(h)(13)	Master Margin Loan Agreement dated March 2, 2016 between The Bank of New York Mellon and Highland Energy MLP Fund is incorporated herein by reference to Exhibit (h)(23) to Post-Effective Amendment No. 136 to the Registration Statement, previously filed with the Commission on January 25, 2017 (Accession Number 0001193125-17-018208).

(h)(14)	Amendment to the Master Margin Loan Agreement dated August 12, 2016 between The Bank of New York Mellon and Highland Energy MLP Fund is incorporated herein by reference to Exhibit (h)(24) to Post-Effective Amendment No. 136 to the Registration Statement, previously filed with the Commission on January 25, 2017 (Accession Number 0001193125-17-018208).

(h)(15)	Amendment to the Master Margin Loan Agreement dated August 12, 2016 between The Bank of New York Mellon and Highland Energy MLP Fund, previously filed with the Commission on March 15, 2019 (Accession Number 0001193125-19-076373).

(h)(16)	Master Margin Loan Agreement dated May 18, 2017 between The Bank of New York Mellon and Highland Small-Cap Equity Fund is incorporated herein by reference to Exhibit (h)(19) to Post-Effective Amendment No. 141 to the Registration Statement, previously filed with the Commission on January 25, 2018 (Accession Number 0001193125-18-019678).

(h)(17)	ISDA Master Agreement dated August 4, 2017, Credit Support Annex and related Schedules between Societe Generale and HCMFA is incorporated herein by reference to Exhibit (h)(21) to Post-Effective Amendment No. 141 to the Registration Statement, previously filed with the Commission on January 25, 2018 (Accession Number 0001193125-18-019678).

(h)(18)	Control Agreement dated August 4, 2017, between Societe Generale, State Street Bank and Trust Company and Highland Funds II is incorporated herein by reference to Exhibit (h)(22) to Post-Effective Amendment No. 141 to the Registration Statement, previously filed with the Commission on January 25, 2018 (Accession Number 0001193125-18-019678).

(h)(19)	Securities Lending and Service Agreement dated March 6, 2013 between State Street and the Registrant is incorporated herein by reference to Exhibit (h)(23) to Post-Effective Amendment No. 141 to the Registration Statement, previously filed with the Commission on January 25, 2018 (Accession Number 0001193125-18-019678).

(h)(20)	Securities Lending Authorization Agreement dated January 23, 2013 between the Registrant, on behalf of its Series as Listed on Schedule B and State Street is incorporated herein by reference to Exhibit (h)(24) to Post-Effective Amendment No. 141 to the Registration Statement, previously filed with the Commission on January 25, 2018 (Accession Number 0001193125-18-019678).

(h)(21)	First Amendment to Securities Lending Authorization Agreement dated January 22, 2018 between the Registrant, on behalf of its Series as Listed on Schedule B and State Street is incorporated herein by reference to Exhibit (h)(25) to Post-Effective Amendment No. 141 to the Registration Statement, previously filed with the Commission on January 25, 2018 (Accession Number 0001193125-18-019678).

(h)(22)	Extension Amendment dated March 29, 2018 between Bank of New York Mellon and the Registrant, on behalf of its series Highland Small-Cap Equity Fund is incorporated herein by reference to Exhibit (h)(23) to Post-Effective Amendment No. 143 to the Registration Statement previously filed with the Commission on January 25, 2019 (Accession Number 0001193125-19-017106).

(h)(23)	Extension Agreement dated January 19, 2018 between Bank of New York Mellon and the Registrant, on behalf of its series Highland Energy MLP Fund is incorporated herein by reference to Exhibit (h)(24) to Post-Effective Amendment No. 143 to the Registration Statement previously filed with the Commission on January 25, 2019 (Accession Number 0001193125-19-017106).

(i)(1)	Opinion and consent of Willkie Farr & Gallagher with respect to Highland Socially Responsible Fund (formerly, Highland Premier Growth Equity Fund) is incorporated herein by reference to Exhibit 10 to Post-Effective Amendment No. 20 to the Registration Statement previously filed with the Commission on December 30, 1996 (Accession Number 0001010410-96-000076).

(i)(2)	Opinion and consent of Willkie Farr & Gallagher with respect to Highland Small-Cap Equity Fund is incorporated herein by reference to Exhibit 10(a) to Post-Effective Amendment No. 25 to the Registration Statement previously filed with the Commission on July 24, 1998 (Accession Number 0001010410-98-000118).

(i)(3)	Opinion and consent of Willkie Farr & Gallagher with respect to the Highland Fixed Income Fund, Highland Tax-Exempt Fund and Highland Total Return Fund is incorporated herein by reference to Exhibit 10(b) to Post-Effective Amendment No. 30 to the Registration Statement previously filed with the Commission on January 25, 2000 (Accession Number 0000889812-00-000162).

(i)(4)	Opinion and consent of Ropes & Gray LLP with respect to Highland Energy MLP Fund is incorporated herein by reference to Exhibit (i) to Post-Effective Amendment No. 74 to the Registration Statement previously filed with the Commission on October 28, 2011 (Accession Number 0000950123-11-093183).

(i)(5)	Opinion of Ropes & Gray LLP with respect to Highland-First Foundation Income Fund is incorporated herein by reference to Exhibit (i) to Post-Effective Amendment No. 139 to the Registration Statement previously filed with the Commission on March 31, 2017 (Accession Number 0001193125-17-106849).

(j)(1)	Consent of K&L Gates LLP filed herewith.

(j)(2)	Consent of Independent Registered Public Accounting Firm filed herewith.

(k)	Not applicable.

(m)(1)	Fifth Amended and Restated Shareholder Servicing and Distribution Plan with respect to each of Highland Socially Responsible Fund (formerly, Highland Premier Growth Equity Fund), Highland Small-Cap Equity Fund, Highland Tax-Exempt Fund, Highland Fixed Income Fund and Highland Total Return Fund is incorporated herein by reference to Exhibit (m)(1) to Post-Effective Amendment No. 127 to the Registration Statement previously filed with the Commission on January 29, 2014 (Accession Number 0001193125-14-024902).

(m)(2)	Amended and Restated Rule 12b-1 Distribution Plan with respect to the series of Highland Funds II listed on Exhibit A is incorporated herein by reference to Exhibit (m)(2) to Post-Effective Amendment No. 141 to the Registration Statement, previously filed with the Commission on January 25, 2018 (Accession Number 0001193125-18-019678).

(n)	Amended and Restated Rule 18f-3 Multi-Class Plan with respect to the series of Highland Funds II listed on Exhibit A is incorporated herein by reference to Exhibit (n) to Post-Effective Amendment No. 141 to the Registration Statement, previously filed with the Commission on January 25, 2018 (Accession Number 0001193125-18-019678).

(o)	Not applicable.

(p)(1)	Joint Code of Ethics of HCMFA is incorporated herein by reference to Exhibit (p)(1) to Post-Effective Amendment No. 141 to the Registration Statement, previously filed with the Commission on January 25, 2018 (Accession Number 0001193125-18-019678).

(p)(2)	Code of Ethics of the Registrant is incorporated herein by reference to Exhibit (p)(2) to Post-Effective Amendment No. 139 to the Registration Statement previously filed with the Commission on March 31, 2017 (Accession Number 0001193125-17-106849).

(p)(3)	Code of Ethics of NSI is incorporated herein by reference to Exhibit (p)(2) to Post-Effective Amendment No. 136 to the Registration Statement, previously filed with the Commission on January 25, 2017 (Accession Number 0001193125-17-018208).

(p)(4)	First Foundation Code of Ethics is incorporated herein by reference to Exhibit (p)(5) to Post-Effective Amendment No. 130 to the Registration Statement previously filed with the Commission on December 1, 2014 (Accession Number 0001193125-14-429632).

(q)	Powers of Attorney filed herewith.

Item 29. Persons Controlled by or Under Common Control with Registrant

See Item 31.

Item 30. Indemnification

All capitalized terms used but not defined in Item 30 shall have the meanings ascribed to such term in the respective Declaration of Trust or agreement.

Section 4.3 of the Registrant’s Amended and Restated Agreement and Declaration of Trust provides as follows:

(a)	Subject to the exceptions and limitations contained in paragraph (b) below:

(i)    every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust, or by one or more Series thereof if the claim arises from his or her conduct with respect to only such Series to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii)    the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)	No indemnification shall be provided hereunder to a Trustee or officer:

(i)    against any liability to the Trust, a Series thereof or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(ii)    with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or a Series thereof;

(iii)    in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

(A)    by the court or other body approving the settlement or other disposition; or

(B)    based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Non-interested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

(c)    The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

(d)    Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust or a Series thereof prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

(i)    such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust or Series thereof shall be insured against losses arising out of any such advances; or

(ii)    a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Non-interested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4.3, a “Non-interested Trustee” is one who (i) is not an “Interested Person” of the Trust (including anyone who has been exempted from being an “Interested Person” by any rule, regulation or order of the Commission), and (ii) is not involved in the claim, action, suit or proceeding.

Section 6 of the Amended and Restated Investment Advisory Agreements with HCMFA provides as follows:

(a)    The Trust hereby agrees to indemnify the Adviser and each of the Adviser’s partners, officers, employees, and agents (including any individual who serves at the Adviser’s request as director, officer, partner, trustee or the like of another corporation) and controlling persons (each such person being an “Indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable state law) reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this paragraph or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust and furthermore, in the case of any criminal proceeding, so long as he had no reasonable cause to believe that the conduct was unlawful, provided, however, that (1) no Indemnitee shall be indemnified hereunder against any liability to the Trust or its shareholders or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (iv)

reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “Disabling Conduct”), (2) as to any matter disposed of by settlement or a compromise payment by such Indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Trust and that such Indemnitee appears to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust and did not involve Disabling Conduct by such Indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee was authorized by a majority of the full Board of the Trust. Notwithstanding the foregoing, the Trust shall not be obligated to provide any such indemnification to the extent such provision would waive any right that the Trust cannot lawfully waive.

(b)    The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation of the Indemnitee’s good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Trust unless it is subsequently determined that he is entitled to such indemnification and if the Trustees of the Trust determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (1) the Indemnitee shall provide adequate security for his undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, (3) a majority of a quorum of Trustees of the Trust who are neither “interested persons” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (“Disinterested Non-Party Trustees”) or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Indemnitee ultimately will be found entitled to indemnification or (4) if there is not a Disinterested Non-Party Trustee, Indemnitee provides the written affirmation referred to above.

(c)    All determinations with respect to indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body of competent jurisdiction before whom the proceeding was brought that such Indemnitee is not liable by reason of Disabling Conduct or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non-Party Trustees of the Trust, or (ii) if such a quorum is not obtainable or even if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion.

(d)    Each Indemnitee shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or other person may also be a Trustee.

(e)    The rights accruing to any Indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

Section 8 of the Investment Sub-Advisory Agreements with First Foundation on behalf of Highland Fixed Income Fund, Highland-First Foundation Income Fund, Highland Tax-Exempt Fund and Highland Total Return Fund provides as follows:

(a)    Except as may otherwise be provided by the 1940 Act or any other federal securities law, neither the Sub-Adviser nor any of its officers, directors or employees (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser, the Trust or a Fund as a result of any error of judgment or mistake of law by the Sub-Adviser or its Affiliates with respect to a Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser or its Affiliates for, and the Sub-Adviser shall indemnify and hold harmless the Trust, the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, or common law or otherwise arising out of or based on (i) any willful misfeasance, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder, (ii) the Sub-Adviser being in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in a Fund’s Registration Statement on Form N-1A or any written guidelines or instruction provided in writing by the Trust’s Board of Trustees or the Adviser, (iii) a Fund’s failure to satisfy the diversification or source of income requirements of Subchapter M of the Code by reason of any action or omission of the Sub-Adviser, unless acting at the direction of the Adviser, (iv) a Fund being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in a Fund’s Registration Statement or any written guidelines or instruction provided in writing by the Trust’s Board of Trustees or the Adviser, by reason of any action or omission of the Sub-Adviser, or (v) any untrue statement of a material fact contained in the prospectus and statement of additional information, proxy materials, reports, advertisements, sales literature, or other materials pertaining to a Fund or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser for use therein (collectively, “Sub-Adviser Culpable Conduct”).

(b)    The Adviser shall indemnify and hold harmless the Sub-Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and controlling persons, if any (collectively, the “Sub-Adviser Indemnitees”), from and against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, or common law or otherwise arising out of or based on any violation by the Adviser or the Trust of any applicable law, rule or regulation, or any provision of this Agreement (collectively, “Losses”), provided, however, that the Adviser shall not be required to indemnify or hold harmless any Sub-Adviser Indemnitee against any Losses other than those arising out of or based on the willful misfeasance, bad faith or gross negligence of the Adviser, or reckless disregard of the duties involved in the conduct of its position (collectively, “Adviser Culpable Conduct”), and provided, further, that the Adviser shall not be required to indemnify or hold harmless any Sub-Adviser Indemnitee against any Losses arising out of or based on Adviser Culpable Conduct if and to the extent that such Losses would not have occurred absent Sub-Adviser Culpable Conduct.

Section 19 of the Underwriting Agreement with NSI provides as follows:

The Funds agree to indemnify and hold harmless the Distributor and each of their directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act, against any loss, liability, claim, damages or expenses (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any Shares, based upon the grounds that a registration statement, prospectus, statement of additional information, shareholder reports or other information filed or made public a Fund (as from time to time amended) included an alleged untrue statement of a material fact or alleged omission of a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, the 1940 Act, or any other statute or the common law. However, the Fund does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Fund by or on behalf of the Distributor. In no case: (i) is the indemnity of a Fund in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Fund or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement; or (ii) is a Fund to be liable under its indemnity agreement contained in this paragraph with respect to any claim made against the Distributor or any person indemnified unless the Distributor or person, as the case may be, shall have notified the particular Fund in writing of the claim promptly after the summons or other first written notification giving information of the nature of the claims shall have been served upon the Distributor or any such person (or after the Distributor or such person shall have received notice of service on any designated agent). However, failure to notify a Fund of any claim shall not relieve the Fund from any liability which it may have to any person against whom such action is brought otherwise than on account of its indemnity agreement contained in this paragraph. The Fund shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume the defense of any litigation or proceeding brought to enforce any claims, and if the Fund elects to assume the defense, the defense shall be conducted by counsel chosen by the Fund. In the event the Fund elects to assume the defense of any litigation or proceeding and retain counsel, the Distributor, officers or directors or controlling person(s), and any other defendant(s) in the litigation or proceeding, shall bear the fees and expenses of any additional counsel retained by them. If the Fund does not elect to assume the defense of any litigation or proceeding, it will reimburse the Distributor, officers or directors or controlling person(s), or any other defendant(s) in the suit covered by the indemnification set forth in this Agreement for the reasonable fees and expenses of any counsel retained by them. The Fund agrees to notify the Distributor promptly of the commencement of any litigation or proceeding against it or any of its officers, directors or controlling person(s) in connection with the issuance or sale of any of the Shares.

The Distributor also covenants and agrees that it will indemnify and hold harmless the Funds and each of their officers, trustees and each person, if any, who control a Fund within the meaning of Section 15 of the 1933 Act, against any loss, liability, damages, claims or expense (including the reasonable cost of investigating or defending any alleged loss, liability, damages, claim or expense and reasonable counsel fees incurred in connection therewith) arising by reason of: (i) any person acquiring any Shares, based upon the 1933 Act, the 1940 Act or any other statute or common law, alleging: (a) any wrongful act of the Distributor or any of its employees; or (b) that any sales literature, advertisements, information, statements or representations used or made by the Distributor or any of its affiliates or employees or that the registration statement, prospectus, or statement of additional information (as from time to time amended) included an alleged untrue statement of a material fact or an alleged omission of a material fact required to be stated or necessary in order to make the statements not misleading , insofar as the statement or omission was made in reliance upon, and in conformity with, information furnished to a Fund by or on behalf of the Distributor. In no case: (i) is the indemnity of the Distributor in favor of a Fund or any person indemnified to be deemed to protect the Fund or any person against any liability to which the Fund or such person would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement; or (ii) is the Distributor to be liable under its indemnity agreement contained in this paragraph with respect to any claim made against a Fund or any person indemnified unless the Fund or person, as the case may be, shall have notified the Distributor in writing of the claim promptly after the summons or other first written notification giving information of the nature of the claim shall have been served upon the Fund or any such person (or after the Fund or such person shall have received notice of service on any designated agent). However, failure to notify the Distributor of any claim shall not relieve the Distributor from any liability which it may have to the Fund or any person against whom the action is brought otherwise than on account of its indemnity agreement contained in this paragraph. In the case of any notice to the Distributor it shall be entitled to participate, at its own expense, in the defense or, if it so elects, to assume the defense of any litigation or proceeding brought to enforce the claim, and if the Distributor elects to assume the defense, the defense shall be conducted by counsel chosen by it and satisfactory to the Fund, to its officers and to any controlling person(s) or any other defendant(s) in the suit covered by the indemnification set forth in this Agreement. In the event that the Distributor elects to assume the defense of any litigation or proceeding and retain counsel, the Fund or controlling person(s), and any other defendant(s) in the litigation or proceeding, shall bear the fees and expense of any additional counsel retained by them. If the Distributor does not elect to assume the defense of any litigation or proceeding, it will reimburse the Fund, officers or controlling person(s), or any other defendant(s) in the litigation or proceeding covered by the indemnification set forth in this Agreement, for the reasonable fees and expenses of any counsel retained by them. The Distributor agrees to notify a Fund promptly of the commencement of any litigation or proceeding against it, its officers, its directors or its controlling person(s) in connection with the Fund and sale of any of the Shares.

Section 12 of the Administration Services Agreement with HCMFA provides as follows:

(a) The Fund agrees to indemnify and hold harmless Highland and its affiliates from all taxes, charges, expenses, assessments, claims and liabilities (including without limitation reasonable attorneys’ fees and disbursements and liabilities arising under the Securities Laws and any state and foreign securities and blue sky laws) (collectively, “Losses”) arising directly or indirectly from any action or omission to act which Highland takes (i) at the request or on the direction of or in reliance on the advice of the Fund or (ii) upon Oral Instructions or Written Instructions; provided, however, neither Highland nor any of its affiliates, shall be indemnified against any liability (or any expenses incident to such liability) arising out of Highland’s or its affiliates’ own willful misfeasance, bad faith, negligence or reckless disregard of its duties and obligations under this Agreement.

(b) Notwithstanding anything in this Agreement to the contrary, the Fund shall not be liable to Highland or its affiliates for any consequential, special or indirect losses or damages which Highland or its affiliates may incur or suffer as a consequence of this Agreement, whether or not the likelihood of such damages or losses was known by the Fund.

Section 5 of the Master Administration Agreement and Master Sub-Administration Agreement with SEI provides as follows:

THE DUTIES OF THE ADMINISTRATOR SHALL BE CONFINED TO THOSE EXPRESSLY SET FORTH IN THIS AGREEMENT, AND NO IMPLIED DUTIES ARE ASSUMED BY OR MAY BE ASSERTED AGAINST THE ADMINISTRATOR. EXCEPT TO THE EXTENT ARISING OUT OF THE ADMINISTRATOR’S BAD FAITH, FRAUD, GROSS NEGLIGENCE (AS DEFINED HEREIN), WILLFUL MISCONDUCT OR CRIMINAL MISCONDUCT WHEN PROVIDING THE SERVICES, THE ADMINISTRATOR’S AGGREGATE LIABILITY TO THE FUND WILL BE LIMITED TO MONETARY DAMAGES MUTUALLY AGREED UPON FROM TIME TO TIME IN A SEPARATE WRITING EXECUTED BY THE PARTIES (THE “AGREEMENT TERMS LETTER”). For the avoidance of doubt, the Administrator shall not be responsible for any breach in the performance of its obligations under this Agreement due to (i) the failure or delay of the Trust or its agents to perform its obligations under this Agreement or (ii) the Administrator’s reliance on the Trust Data. Each party shall have the duty to mitigate its damages for which another party may become responsible. As used in this Section 5, the term “Administrator” shall include the officers, directors, employees, affiliates and agents of the Administrator as well as that entity itself. NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT TO THE CONTRARY, IN NO EVENT SHALL THE ADMINISTRATOR OR THE TRUST BE LIABLE FOR ANY INCIDENTAL, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL, OR OTHER NON-DIRECT DAMAGES OF ANY KIND WHETHER SUCH LIABILITY IS PREDICATED ON CONTRACT, STRICT LIABILITY, OR ANY OTHER THEORY AND REGARDLESS OF WHETHER THE FUND OR THE ADMINISTRATOR IS ADVISED OF THE POSSIBILITY OF ANY SUCH DAMAGES.

The Administrator may, from time to time, provide to the Trust services and products (“Special Third Party Services”) from external third party sources that are Pricing Sources or other similar service providers (“Special Third Party Vendors”). The Trust acknowledges and agrees that the Special Third Party Services are confidential and proprietary trade secrets of the Special Third Party Vendors. Accordingly, the Trust shall honor reasonable requests by the Administrator and the Special Third Party Vendors to protect their proprietary rights in their data, information and property including requests that the Trust place copyright notices or other proprietary legends on printed matter, print outs, tapes, disks, film or any other medium of dissemination. The Trust further acknowledges and agrees that all Special Third Party Services are provided on an “AS IS WITH ALL FAULTS” basis solely for such the Trust’s internal use, and as an aid in connection with the receipt of the Services. The Trust may use Special Third Party Services as normally required on view-only screens and hard copy statements, reports and other documents necessary to support such the Trust’s investors; however the Trust shall not distribute any Special Third Party Services to other third parties (other than to the Trust’s Representatives (defined below) who need to receive such information or Special Third Party Services in order for the Trust to perform its obligations under this Agreement. THE SPECIAL THIRD PARTY VENDORS AND THE ADMINISTRATOR MAKE NO WARRANTIES, EXPRESS OR IMPLIED, AS TO MERCHANTABILITY, FITNESS FOR A PARTICULAR USE, OR ANY OTHER MATTER WITH RESPECT TO ANY OF THE SPECIAL THIRD PARTY SERVICES. NEITHER THE ADMINISTRATOR NOR THE SPECIAL THIRD PARTY VENDORS SHALL BE LIABLE FOR ANY DAMAGES SUFFERED BY THE FUND IN THE USE OF ANY OF THE SPECIAL THIRD PARTY SERVICES, INCLUDING, WITHOUT LIMITATION, LIABILITY FOR ANY INCIDENTAL, CONSEQUENTIAL OR SIMILAR DAMAGES.

The Trust shall indemnify, defend and hold harmless the Administrator from and against and the Administrator shall have no liability in connection with any and all actions, suits and claims, whether groundless or otherwise, and from and against any and all losses, damages, costs, charges, reasonable counsel fees and disbursements, payments, expenses and liabilities (including reasonable investigation expenses) arising directly or indirectly out of: (i) any act or omission of the Administrator in carrying out its duties hereunder or as a result of the Administrator’s reliance upon any instructions, notice or instrument that the Administrator believes is genuine and signed or presented by an authorized Person of the Trust; provided that this indemnification shall not apply if any such loss, damage or expense is caused by or arises from the Administrator’s bad faith, fraud, Gross Negligence, willful misconduct or criminal misconduct in the performance of the Services; (ii) any violation by the Trust or any agent of the Trust of any applicable investment policy, law or regulation; (iii) any misstatement or omission in Trust Materials or any the Trust Data; (iv) any material breach by the Trust of any representation, warranty or agreement contained in this Agreement; (v) any act or omission of the Trust, the Trust’s former administrator prior to the Effective Date, a Special Third Party Vendor, the Trust’s other service providers (such as custodians, prime brokers, transfer agents, investment advisers and sub-adviser(s); (vi) any pricing error caused by the failure of the Trust’s investment adviser or sub-adviser to provide a trade ticket or for incorrect information included in any trade ticket; or (vii) any act or omission of the Administrator as a result of the Administrator’s compliance with the Regulations, including, but not limited to, returning an investor’s investment or restricting the payment of redemption proceeds.

The Administrator may apply to the Trust, the Trust’s sponsor or any Person acting on the Trust’s behalf at any time for instructions and may consult counsel for the Trust or the Trust’s sponsor or with accountants, counsel and other experts with respect to any matter arising in connection with the Administrator’s duties hereunder, and the Administrator shall not be liable or accountable for any action taken or omitted by it in good faith in accordance with such instruction or with the advice of counsel, accountants or other experts provided that Administrator has consulted with an authorized Person of the Trust and received authorization from such authorized Person of the Trust regarding the Administrator’s proposed course of action or non-action specific to the Trust or a Fund. Also, the Administrator shall not be liable for actions taken pursuant to any document which it reasonably believes to be genuine and to have been signed by the proper Person or Persons. The Administrator shall not be held to have notice of any change of authority of any officer, employee or agent of the Trust until receipt of written notice thereof. To the extent that the Administrator consults with the Trust counsel pursuant to this provision, any such expense shall be borne by the Trust.

The Administrator shall have no liability for its reliance on the Trust Data or the performance or omissions of unaffiliated third parties such as, by way of example and not limitation, transfer agents, sub-transfer agents, custodians, prime brokers, placement agents, third party marketers, asset data service providers, investment advisers (including, without limitation, the sponsor) or sub-advisers, current or former third party service providers, Pricing Sources, software providers, printers, postal or delivery services, prior administrators, telecommunications providers and processing and settlement services. The Administrator may rely on and shall have no duty to investigate or confirm the accuracy or adequacy of any information provided by any of the foregoing third parties.

The Administrator shall have no obligations with respect to any laws relating to the distribution, purchase or sale of securities. Further, the Trust assumes full responsibility for the preparation, contents and distribution of its Trust Materials and its compliance with all applicable laws, rules, and regulations.

The indemnification rights hereunder shall include the right to reasonable advances of defense expenses on an as-incurred basis in the event of any pending or threatened litigation or Action with respect to which indemnification hereunder may ultimately be merited; provided however, that the Administrator shall promptly reimburse the Trust for any such advanced expenses to the extent it is determined by a court of competent jurisdiction that Administrator is not entitled to indemnity hereunder. If in any case the Trust is asked to indemnify or hold the Administrator harmless, the Administrator shall promptly advise the Trust of the pertinent facts concerning the situation in question, and the Administrator will use all reasonable care to identify and notify the Trust promptly concerning any situation which presents or appears likely to present the probability of such a claim for indemnification, but failure to do so shall not affect the rights hereunder.

The Trust shall be entitled to participate at its own expense or, if it so elects, to assume the defense of any suit brought to enforce any claims subject to this indemnity provision. If the Trust elects to assume the defense of any such claim, the defense shall be conducted by counsel chosen by the Trust and satisfactory to the Administrator, whose approval shall not be unreasonably withheld. In the event that the Trust elects to assume the defense of any suit and retain counsel, the Administrator shall bear the fees and expenses of any additional counsel retained by it. If the Trust does not elect to assume the defense of a suit, it will advance to the Administrator the fees and expenses of any counsel retained by the Administrator. None of the parties hereto shall settle or compromise any action, suit, proceeding or claim if such settlement or compromise provides for an admission of liability on the part of the indemnified party without such indemnified party’s written consent.

Notwithstanding any disclaimers by the Administrator of liability to a Fund herein, the Administrator shall not be absolved of liability for any of its acts or omissions in connection with any Services performed pursuant to this Agreement to the extent such liability arises out of the Administrator’s bad faith, fraud, Gross Negligence, willful misconduct or criminal misconduct.

The provisions of this Section 5 shall survive the termination of this Agreement.

Item 31. Business and Other Connections of Investment Advisers

(a) The description of the business of HCMFA, the investment adviser, is set forth under the caption “Management of the Funds” in the Prospectuses and under the caption “Management of the Trust” in the Statement of Additional Information (“SAI”), each forming part of this Registration Statement. The information as to other businesses, if any, and the directors and officers of HCMFA is set forth in its Form ADV, as filed with the SEC through the Investment Adviser Registration Depository (IARD) on March 30, 2019 (CRD No. 149653) and as amended through the date hereof, and is incorporated herein by reference.

(b) The description of the business of First Foundation, the investment sub-adviser for Highland Fixed Income Fund, Highland-First Foundation Income Fund and Highland Total Return Fund, is set forth under the caption “Management of the Funds” in the Prospectus and under the caption “Management of the Trust” in the SAI, each forming part of this Registration Statement. The information as to other businesses, if any, and the directors and officers of First Foundation is set forth in its Form ADV, on file with the SEC (801-35973), and is incorporated herein by reference.

(c) NexPoint Advisors, L.P., Highland Capital Management, L.P. (“HCM”) and NexBank Securities, Inc. each with its principal place of business located at 300 Crescent Court, Suite 700, Dallas, Texas 75201, are registered investment advisers affiliated with HCMFA.

The following person is a non-executive officer of NexPoint Advisors, L.P., HCMFA and HCHA:

(1)	Jason Post, Chief Compliance Officer

The following persons are executive officers of the general partner of NexPoint Advisors, L.P. and NexPoint Advisors GP, LLC:

(1)	James Dondero, President
(2)	Dustin Norris, Executive Vice President
(3)	Frank Waterhouse, Treasurer
(4)	Lauren Thedford, Secretary

The following persons are executive officers of the general partner of HCM and Strand Advisors, Inc.:

(1)	Dustin Norris, Executive Vice President
(2)	Lauren Thedford, Secretary
(3)	Frank Waterhouse, Treasurer

The following persons are executive officers of NexBank Securities, Inc.:

(1)	Craig Campbell, President

The following persons are non-executive officers of NexBank Securities, Inc.:

(1)	Eric Holt, Chief Compliance Officer

(2)	Stacy Hodges, Financial and Operations Principal

Item 32. Principal Underwriters

(a)    NSI serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

Highland Funds I (certain series)

Highland Funds II

NexPoint Real Estate Strategies Fund

NexPoint Healthcare Opportunities Fund

NexPoint Latin American Opportunities Fund

NexPoint Capital, Inc.

(b)    NSI’s main business address is 300 Crescent Court, Suite 700, Dallas, Texas 75201. The following is a list of the managers and officers of NSI:

Name and Principal Business Address*	Positions and Offices with Underwriter	Positions and Offices with Registrant
Dustin Norris	Interim President	Secretary
Eric Holt	Chief Compliance Officer	None
David Klos	Financial and Operations Principal	None

*

The principal business address for each individual unless otherwise noted is NexPoint Securities, Inc. (formerly, Highland Capital Funds Distributor, Inc.), 300 Crescent Court, Suite 700, Dallas, Texas 75201.

(c)    The following are all commissions and other compensation received, directly or indirectly, from the Registrant during the last fiscal year ended September 30, 2018 by NSI. NSI is an affiliate of HCMFA, the Registrant’s investment adviser.

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption and Repurchases	Brokerage Commissions	Other Compensation
NexPoint Securities, Inc.	$70,826	$0	$0	$3,398

Item 33. Location of Accounts and Records

(1)	DST Asset Manager Solutions, Inc., 2000 Crown Colony Drive Quincy, Massachusetts 02169-09534 (records relating to its function as transfer agent and accounting services agent).

(2)	NexPoint Securities, Inc. (formerly, Highland Capital Funds Distributor, Inc., 300 Crescent Court, Suite 700, Dallas, Texas 75201 (records relating to its function as distributor).

(3)	State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111 (records relating to its function as custodian).

(4)	Highland Capital Management Fund Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201 (records relating to its function as adviser and as administrator).

(5)	SEI Investments Global Fund Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456 (records relating to its function as administrator and sub-administrator).

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), the Registrant has duly caused this Post-Effective Amendment No. 153 under the Securities Act and Amendment No. 156 under the 1940 Act to be signed on its behalf by the undersigned, duly authorized, in the City of Dallas, State of Texas on this 16th day of July, 2019.

By:	/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Accounting Officer, Principal Financial Officer, and Principal Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 153 to Registrant’s Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Dustin Norris*	Trustee and Secretary	July 16, 2019
Dustin Norris

/s/ Ethan Powell
Ethan Powell*	Trustee	July 16, 2019

/s/ Dr. Bob Froehlich
Dr. Bob Froehlich*	Trustee	July 16, 2019

/s/ John Honis
John Honis*	Trustee	July 16, 2019

/s/ Bryan A. Ward
Bryan A. Ward*	Trustee	July 16, 2019

/s/ Frank Waterhouse
Frank Waterhouse	Treasurer, Principal Accounting Officer, Principal Financial Officer, and Principal Executive Officer	July 16, 2019

* By:	/s/ Frank Waterhouse
Frank Waterhouse
Attorney in Fact**

July 16, 2019

**	Pursuant to powers of attorney dated June 13, 2019, filed herewith.

Exhibit Index

Exhibit No.

(g)(1)	Master Custodian Agreement dated October 3, 2018 between Bank of New York Mellon (“BNY”) and NexPoint Real Estate Strategies Fund, NexPoint Healthcare Opportunities Fund, NexPoint Latin American Opportunities Fund, NexPoint Discount Strategies Fund, NexPoint Energy and Materials Opportunities Fund, NexPoint Strategic Income Fund and NexPoint Event Driven Fund (the “Interval Funds”) listed on Annex A thereto (as Annex A may be amended from time to time)

(g)(2)	Amendment 1 to Master Custodian Agreement dated April 8, 2019 between BNY and the Interval Funds, the series of Highland Funds II, the series of Highland Funds I, Highland Income Fund (formerly Highland Floating Rate Opportunities Fund), Highland Global Allocation Fund and Gambier Bay, LLC

(g)(3)	Amendment 2 to Master Custodian Agreement dated April 8, 2019 between BNY and the Interval Funds, the series of Highland Funds II, the series of Highland Funds I, Highland Income Fund (formerly Highland Floating Rate Opportunities Fund), Highland Global Allocation Fund and Gambier Bay, LLC

(j)(1)	Consent of K&L Gates LLP

(j)(2)	Consent of Independent Registered Public Accounting Firm

(q)	Powers of Attorney dated June 13, 2019